UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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The Williams Companies, Inc.

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2026 Proxy Statement

Our Purpose

We’re solving one of the greatest challenges of our generation: meeting the world’s need for clean, affordable and reliable energy.

Our Values

COLLABORATIVE

We unlock our full potential when we work together — across boundaries, creating connections and leveraging our strengths.

COURAGEOUS

We are clear in our convictions and empower every employee to prioritize safety, do what is right and champion transformation.

COMPETITIVE

We win as one team — dedicated to creating value, growing our business and being the best in the energy marketplace.

CREATIVE

We challenge assumptions, engage in fresh thinking and act on new ideas.

MARCH 18, 2026

Fellow STOCKholderS,

In 2025, Williams delivered another year of strong performance. Our teams executed major projects across our system, advanced our long-term strategy, and positioned the company to meet the next generation of energy demand. None of this would be possible without the dedicated men and women who operate our assets every day — often across vast geographies and extreme conditions — to ensure the energy Americans rely on remains abundant, affordable, and reliable. Their commitment is the foundation of our success.

Alongside this performance, we completed a thoughtfully planned, multi-year transition in executive leadership, reinforcing continuity and stability as the nation’s leading natural gas infrastructure provider. Alan Armstrong was appointed executive Board Chair following a successful 14-year tenure as President and CEO. Chad Zamarin became President and CEO and joined the Board, while Stephen Bergstrom assumed the role of independent Lead Director. Together, these changes reflect our long-term approach to governance and our commitment to disciplined execution and value creation.

Financial Results Underscore Business Strength

In 2025, we delivered GAAP net income of $2.615 billion and record Adjusted EBITDA of $7.75 billion,* achieving the midpoint of guidance that we raised three times by a total of $350 million. This performance reflects disciplined execution and the enduring value of our irreplaceable natural gas infrastructure — some of the nation’s most critical assets that are strategically located to serve growing domestic demand, expanding LNG exports, and a rapidly evolving power generation landscape.

Our strategy is grounded in a simple reality: the world needs more energy, and natural gas is one of the cleanest, most efficient solutions. Not only has U.S. natural gas demand increased by more than 73% since 2010, it is expected to grow by nearly 35% over the next decade, according to Wood Mackenzie. Natural gas remains the most reliable, dispatchable fuel supporting the grid and has driven more than 60% of U.S. emissions reductions over the past 15 years by displacing coal.

*A reconciliation of all non-GAAP financial measures to their nearest GAAP comparable financial measures is included in Appendix A.

Williams Companies | 2026 Proxy Statement i

Stockholder Letter

A Legacy of Solving Big Energy Challenges

Natural gas demand is accelerating, yet infrastructure

has not kept pace. Constraints in pipeline capacity have

increased costs for consumers, as seen during winter

storms in the Northeast, when prices spiked despite

abundant supply and record storage levels. Those

challenges are not supply-driven — they are

infrastructure-driven. That is why we continue to

advocate for meaningful permitting reform to

modernize regulatory processes and enable the timely

development of critical energy infrastructure.

Williams’ history has prepared us well for this moment.

From building global pipeline networks in the mid-20th

century to constructing the War Emergency Pipelines

during World War II, our legacy is defined by innovation,

scale, and problem-solving. That legacy continues

today as we expand our strategic focus beyond

traditional midstream.

Power Innovation: Serving Data Centers and Next-

Gen Load

Through our power innovation platform, we are

addressing unprecedented power demand driven by

data centers, advanced computing, and AI development.

Customers need reliable generation quickly, and

Williams is uniquely positioned to deliver fully integrated,

behind-the-meter natural gas generation by leveraging

our pipeline footprint, turbine expertise, construction

capabilities, and proven reliability.

In just one year, we have commercialized multiple

large-scale projects and now have more than $7 billion

in power innovation projects under execution.

At full run rate, these projects are expected to generate approximately $1.4 billion of annual EBITDA by 2029 under long-term, take-or-pay contracts.

Raising Our Long-term Growth Outlook

Looking ahead, we are raising our long-term growth outlook to 10%-plus Adjusted EBITDA CAGR through 2030, supported by contracted, high-return projects already underway across our pipeline, storage, gathering, and power innovation portfolios. We remain committed to maintaining our investment-grade balance sheet, sustaining our more than 50-year record of dividend payments, and delivering attractive, growing returns to stockholders.

Williams is built for resilience, positioned for growth, and guided by a commitment to doing what we say we will do. We believe natural gas and our infrastructure will continue to play a central role in delivering a cleaner, more affordable energy future for decades to come.

Thank you for your investment, trust, and continued support of Williams.

Alan S. Armstrong Executive Board Chair	Chad J. Zamarin President and Chief Executive Officer

Customers need reliable generation quickly, and Williams is uniquely positioned to deliver fully integrated, behind-the-meter natural gas generation by leveraging our pipeline footprint, turbine expertise, construction capabilities, and proven reliability.

ii Williams Companies | 2026 Proxy Statement

Notice of the 2026 Annual Meeting of Stockholders

How to Vote

BY INTERNET

Vote via the Internet at www.envisionreports.com/wmb.

Submit your vote no later than 11:59 p.m. on April 27, 2026.

BY MAIL

If you received a printed version of the proxy materials,
mark, sign, date, and return the proxy card in the

enclosed postage-paid envelope.

Proxy card must be received by April 27, 2026.

BY PHONE

Call toll-free 1-800-652-VOTE (8683) in the United States,
US territories or Canada.

Submit your vote no later than 11:59 p.m. on April 27, 2026.

ATTEND THE
VIRTUAL MEETING

Attend the virtual annual meeting (steps set forth in the right hand column) and click on the “Vote” bar.

SCAN QR CODE

Scan the QR code on your proxy card.
Submit your vote no later than 11:59 p.m. on April 27, 2026.

For further instructions on voting, please see the “Questions and Answers About the Annual Meeting and Voting” section of the proxy statement, refer to the Notice of Annual Meeting you received in the mail, or, if you received a printed version of the proxy materials by mail, refer to the enclosed proxy card. Please refer to the proxy statement for a detailed explanation of the matters being submitted to a vote of the stockholders.

DATE & TIME

Tuesday, April 28, 2026 at 2:00 p.m. CDT

PLACE & HOW TO ATTEND

This year’s annual meeting of stockholders (“Annual Meeting”) will be conducted online via live, audio webcast at www.meetnow.global/MHFNMG4. There will be no in-person meeting. If you are (i) a stockholder of record or (ii) a beneficial holder who has obtained a control number from Computershare (each of (i) and (ii) is a “Voting Eligible Party”), then select “Join Meeting Now,” enter your control number located on the Notice of Internet Availability of Proxy Materials, your proxy card, or received from Computershare and enter your first and last name and your email address. If you are not a Voting Eligible Party, select “Guest,” enter your first and last name, and enter your email address.

RECORD DATE

March 3, 2026. Stockholders of record at the close of business on this date are entitled to receive notice of and to participate and vote at the Annual Meeting or any adjournments or postponements.

Williams Companies | 2026 Proxy Statement iii

Agenda
PROPOSAL		PAGE	BOARD RECOMMENDATION
1	Elect 11 Director Nominees for a One-year Term.	Page 10	FOR each nominee
2	Approve, on an Advisory Basis, the Compensation of our Named Executive Officers.	Page 51	FOR
3

Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Incentive Plan to Increase the Number of Issuable Shares from 50,000,000 to 85,000,000, Remove the Plan Expiration Date, Increase the Annual Director Equity Grant Limit, Eliminate Share Recycling for Tax Withholding, Remove Certain Change in Control Provisions, and Make Other Amendments.

		Page 88	FOR
4

Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Employee Stock Purchase Plan to Increase the Number of Issuable Shares from 5,200,000 to 7,200,000, Extend the Term Six Years, and Make Other Amendments.

		Page 97	FOR
5	Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2026.	Page 102	FOR
6	Transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.		—

By Order of the Board of Directors,

Robert E. Riley, Jr.

Vice President and Assistant General Counsel – Corporate Secretary | March 18, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 28, 2026

We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Annual Meeting, 2026 proxy statement, and 2025 Annual Report, which includes a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2025 (“2025 Annual Report”), are available at www.edocumentview.com/wmb.

iv Williams Companies | 2026 Proxy Statement

Table of Contents

EXECUTIVE SUMMARY	1

Election of directors	10

Proposal 1: Elect 11 Director Nominees for a One-year Term.	10

Director Nominee Skills, Experience, and Attributes	11

Director Independence	23

Director Compensation	24

Corporate Governance	27

Overview	27

Building an Effective Board	28

Creating an Effective Board Structure	32

Executing on Effective Corporate Governance	34

Executive Compensation Approval	51

Proposal 2: Approve, on an Advisory Basis, the Compensation of our Named Executive Officers.	51

Compensation Discussion and Analysis	52

Executive Compensation Tables and Other Information	73

Amendments to Compensation Plans

Proposal 3: Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Incentive Plan to Increase the Number of Issuable Shares from 50,000,000 to 85,000,000, Remove the Plan Expiration Date, Increase the Annual Director Equity Grant Limit, Eliminate Share Recycling for Tax Withholding, Remove Certain Change in Control Provisions, and Make Other Amendments.	88

Proposal 4: Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Employee Stock Purchase Plan to Increase the Number of Issuable Shares from 5,200,000 to 7,200,000, Extend the Term Six Years, and Make Other Amendments.	97

Auditor approval	102

Proposal 5: Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026.	102

Security Ownership of Certain Beneficial Owners and Management	105

Questions and Answers about the Annual Meeting and Voting	107

Appendix A: Non-GAAP Reconciliations	A-1

APPENDIX B: The Williams Companies, Inc. 2007 incentive plan	B-1

appendix c: the Williams Companies, INc. 2007 employee stock purchase plan	C-1

Frequently Asked Questions

Clean Energy Commitments	49

Code of Conduct for Suppliers and Contractors	35

Cybersecurity	44

Human Rights Policy and Statement	35

Our Compensation Best Practices	8

Our Governance Best Practices	6

Public Policy and Political Activity	46

Stockholder Engagement	43

Sustainability Report	50

Williams Companies | 2026 Proxy Statement v

EXECUTIVE SUMMARY

Our Company *

Williams is an energy company committed to being the leader in providing the best transport, storage, and delivery solutions to reliably fuel the clean energy economy. Our business includes:

HANDLING ~one-third of the natural gas in the United States.

OPERATING > 32,000 miles of pipeline in 24 states.
OPERATING 35 natural gas processing facilities.

NATURAL GAS GATHERING
AND TREATING

• Gather and treat natural gas from producers’ wells and move volumes to processing.

• Gas gathering capacity is 30.8 Bcf per day (“Bcf/d”).

NATURAL GAS TRANSMISSION

AND STORAGE

• Move post-processed natural gas to growing demand centers, including operating Transco, the nation’s largest natural gas transmission pipeline.

• Total transmission capacity is ~34.6 million dekatherms per day.

• Largest natural gas storage operator in proximity to liquified natural gas (“LNG”) demand.

NATURAL GAS PROCESSING

• Process volumes to separate natural gas from NGLs.

• Processing capacity is ~8.3 Bcf/d.

GAS AND NGL MARKETING SERVICES

• Market gas and NGLs to a wide range of end-users primarily through transportation and storage agreements.

• Gas marketing footprint of over ~7 Bcf/d; NGL marketing sales volume of 185 thousand barrels per day.

OPERATING ~423 billion cubic feet (“Bcf”) of natural gas storage capacity.
OPERATING 9 Natural Gas Liquid (“NGL”) fractionation facilities.
OPERATING ~23 million barrels of NGL storage capacity.

NGL SERVICES

• Transport NGLs to fractionators to split out individual products, including ethane, propane, butanes, and natural gasoline.

• Move purity products to end-users via pipeline, truck, or rail.

* Figures represent 100% capacity for operated assets, including those in which Williams has a share of ownership as of December 31, 2025, but excludes assets held for sale.

1 Williams Companies | 2026 Proxy Statement

Executive Summary

2025 Company Highlights

Our strategy continues to involve four areas of focus: (1) maintaining financial strength and stability by delivering reliable earnings, durable cash flow, and a healthy balance sheet; (2) creating long-term stockholder value through a disciplined, returns-based approach to capital allocation; (3) driving growth by investing in high-return growth projects; and (4) operating sustainably, including leveraging our irreplaceable natural gas infrastructure to help build a clean energy future. Below are select 2025 highlights from the execution of this strategy.

Financial Strength & Stability

• Generated record Adjusted EBITDA of $7.75 billion – up 9% vs. 2024.(2)

• Protected the long-term health of our balance sheet by maintaining our investment grade rating and delivering 3.71x leverage for 2025.(3)

Focus on Long-Term Stockholder Value

• Increased 2026 dividend by 5.0% to $2.10 annualized, marking 52 consecutive years of dividend payments.

• Maintained strong dividend coverage of 2.4x in 2025.

• Generated 31% total stockholder return annualized 2020-2025.(4)

Position of Growth

• Completed 12 projects in 2025 (6 pipeline expansion, 2 gathering, and
4 deepwater).

• Announced 10 projects in 2025, including 5 pipeline expansion, 3 power innovation, 1 gathering, and 1 storage.

• Enhanced our portfolio through 2 gathering and processing acquisitions, and advanced our wellhead to water strategy through the sale of exploration and production assets in the Haynesville area and a strategic partnership with Woodside Energy Group Ltd.

Sustainable Strategy(5)

• Received the top score in the 2025 Corporate Sustainability Assessment (“CSA”) in the North America Oil & Gas Storage & Transportation industry.

• Included in the S&P Global 2026 Sustainability Yearbook in the Oil & Gas Storage and Transportation industry.

• Maintained an ‘A-’ score on the 2025 CDP Climate Change Questionnaire.

• Achieved ‘Prime’ status and ‘B-’ rating in the ISS 2025 Corporate Rating Report.

• Maintained ‘AA’ rating from MSCI.

(1)Net income amounts are from continuing operations attributable to The Williams Companies, Inc. available to common stockholders. Per share amounts are reported on a diluted basis.

(2)A reconciliation of all non-GAAP financial measures to their nearest GAAP comparable financial measures is included in Appendix A.

(3)Does not represent leverage ratios measured for the Williams credit agreement compliance or leverage ratios as calculated by major credit agencies. Debt is net of cash on hand and excludes $573 million of cash purchases of certain reimbursable long-lead power innovation equipment, and Adjusted EBITDA reflects the sum of the last four quarters.

(4)Five year total stockholder return annualized as of December 31, 2025.

(5)All scores as of March 18, 2026.

Williams Companies | 2026 Proxy Statement 2

Executive Summary

Our Corporate Governance

Proposal 1: Elect 11 Director Nominees
for a One-Year Term

The Board has nominated the following 11 director nominees to each serve for a one-year fixed term expiring at the 2027 annual meeting of stockholders: Alan S. Armstrong, Stephen W. Bergstrom, Michael A. Creel, Carri A. Lockhart,
Richard E. Muncrief, Peter A. Ragauss, Rose M. Robeson, Scott D. Sheffield, William H. Spence, Jesse J. Tyson,
and Chad J. Zamarin.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE LISTED DIRECTOR NOMINEES.

Our Board believes strong corporate governance is key to long-term stockholder value and maintaining the trust and confidence of investors, employees, customers, business partners, regulatory agencies, and other stakeholders. Strong corporate governance starts at the top with our Board, elected annually by our stockholders to oversee the selection of the CEO and other executive officers, Company strategy, and risk-management. A summary of our Board composition, refreshment, and skillsets is below, followed in the “Election of Directors” section by detailed biographies for each director nominee and analysis regarding the independence of our Board. The “Corporate Governance” section details the Board’s processes for building an effective board, creating an effective board structure, and executing on effective corporate governance with specific examples of the Board’s oversight and the Company’s practices related to CEO succession, enterprise risk and financial oversight, cybersecurity, public policy and political activity, corporate ethics and compliance, human capital management, and environmental stewardship and sustainability.

Our Board Composition*

RACIAL/ETHNIC DIVERSITY	GENDER DIVERSITY	AVERAGE AGE	AVERAGE TENURE

*Reflects the anticipated composition of the Board at the conclusion of the Annual Meeting, assuming stockholders elect all nominees to the Board. Calculations are as of April 28, 2026.

3 Williams Companies | 2026 Proxy Statement

Executive Summary

Our Board*

				COMMITTEES
NAME & PRINCIPAL OCCUPATION	Age	Director Since	Independent	AUD	CMDC	EH&S	G&S	BL	Other Current Public Company Boards

Alan S. Armstrong Executive Board Chair, The Williams Companies, Inc.	63	2011				•		Exec. Chair	BOK Financial Corporation; Constellation Energy Corporation

Stephen W. Bergstrom Retired Board Chair, President & Chief Executive Officer, American Midstream Partners GP, LLC	68	2016			•		•	Indep. Lead Director	None

Michael A. Creel Retired Director & Chief Executive Officer, Enterprise Products Partners L.P.	72	2016		•		Chair			None

Carri A. Lockhart Chief Executive Officer & Managing Director, Karoon Energy Ltd.	54	2023			•	•			Karoon Energy Ltd.

Richard E. Muncrief Retired Director, President & Chief Executive Officer, Devon Energy Corporation	67	2022			•		Chair		None

Peter A. Ragauss Retired Senior Vice President & Chief Financial Officer, Baker Hughes Company	68	2016		•			•		APA Corporation

Rose M. Robeson Retired Group Vice President & Chief Financial Officer, DCP Midstream LLC	65	2020		Chair		•			SM Energy Company; NPK International Inc.

Scott D. Sheffield Retired Director & Chief Executive Officer, Pioneer Natural Resources Company	73	2016			•	•			Tamboran Resources Corporation

William H. Spence Retired Board Chair, President & Chief Executive Officer, PPL Corporation	68	2016			Chair		•		Pinnacle West Capital Corporation

Jesse J. Tyson Retired President & Chief Executive Officer, ExxonMobil Inter-Americas	73	2022		•			•		None

Chad J. Zamarin President & Chief Executive Officer, The Williams Companies, Inc.	49	2025							None

Director Departing the Board after her term expires at the Annual Meeting in 2026

Stacey H. Doré Executive Vice President of Public Affairs & Chief Strategy & Sustainability Officer, Vistra Corp.	53	2021		•			Chair		None

*Reflects the anticipated composition of the Board at the conclusion of the Annual Meeting, assuming stockholders elect all nominees to the Board. All calculated as of April 28, 2026.

AUD	Audit Committee
CMDC	Compensation & Management Development Committee
EH&S	Environmental, Health & Safety Committee
G&S	Governance & Sustainability Committee
BL	Board Leadership

Williams Companies | 2026 Proxy Statement 4

Nominees’
Skills & Experience

Board Refreshment Timeline

Chad J. Zamarin

Our newest director has already left his mark on Williams, facilitating multiple successful acquisitions. As CEO, Mr. Zamarin will work with the Board to continue bringing long-term value to our stockholders.

Carri A. Lockhart

A current CEO and a previous Chief Technology Officer for international energy companies in the upstream sector, Ms. Lockhart capitalizes on both experiences to enhance our Board oversight.

Richard E. Muncrief

Mr. Muncrief served as CEO of two oil and gas exploration companies, guiding both through significant mergers and acquisitions. He uses his strong operational background to strengthen our Board discussions.

Jesse J. Tyson Mr. Tyson draws from his lifelong career at Exxon Mobil Corporation to bring us market perspective from a large integrated oil and gas company.

Rose M. Robeson

Ms. Robeson, our Audit Committee Chair, brings a wealth of financial experience to our Board, both from serving on other public company board audit committees and from previously serving as CFO at a midstream energy company.

Our Board Skills Matrix, which is summarized to the left, outlines the skills and experience of the current nominees to our Board. As shown in the matrix, the Board believes director candidates can better contribute to Board oversight and discussions if they have prior energy industry experience, which is why 100% of our director candidates have such experience.

Our Board Refreshment Timeline above demonstrates the Board’s thoughtful efforts to find quality candidates that are a good fit for our Board, which is a process managed by the Board’s Governance and Sustainability Committee. As detailed in the “Building an Effective Board” section, the Board seeks candidates with energy experience and that have a variety of backgrounds and perspectives.

Sitting from left to right: Richard E. Muncrief, Michael A. Creel, Peter A. Ragauss

Standing from left to right: Rose M. Robeson, Chad J. Zamarin, Jesse J. Tyson, Stephen W. Bergstrom, Alan S. Armstrong, William H. Spence, Carri A. Lockhart, Scott D. Sheffield

See page 11 for the full Board Skills Matrix.

Executive Summary

5 Williams Companies | 2026 Proxy Statement

Executive Summary

Our Governance Best Practices

DIRECTOR INDEPENDENCE AND BOARD LEADERSHIP

• Prioritize Board independence. 9 of 11 director nominees are independent.

• Allow only independent directors to serve on the Audit, Compensation and Management Development, and Governance and Sustainability Board committees.

• Conduct regular executive sessions without management.

• Elect a lead independent director to facilitate oversight by independent directors.

ROBUST REFRESHMENT

• Seek highly qualified candidates
that offer a wide variety of skills, experience, and perspectives.

• Maintain a policy that provides for retirement at the annual meeting after a director turns 75 years old, unless the Board approves
an exception.

• Conduct annual performance
self-evaluations, including assessing the size, structure, composition, and function of the Board and
its committees.

BOARD AND COMMITTEE OVERSIGHT

• Engage in comprehensive senior management succession planning.

• Evaluate, at least annually, our long-term strategy, risks, and opportunities.

• Exercise strategic oversight over Company risk, including sustainability, cybersecurity, political contributions, human capital management, environmental, health and safety (“EH&S”) matters, and our Ethics and Compliance Program.

GOVERNANCE PRACTICES

•   Review corporate governance documents annually, including Board committee charters.

•  Prohibit pledging, hedging, short sales, and derivative transactions in Company securities by directors, officers, and employees.

•  Maintain stock ownership guidelines for directors.

•   Prohibit director overboarding to prevent a director from serving on more than four public company boards (including our Board) and an Audit Committee member from serving on the audit committee of more than three public companies (including our Audit Committee) without Board approval.

•   Present directors with comprehensive director onboarding programs and continuing education opportunities.

STOCKHOLDER RIGHTS
AND ENGAGEMENT

•   Elect all directors annually by a majority vote for uncontested director elections (plurality voting in contested elections).

•  Provide for an annual stockholder advisory vote on executive compensation.

•  Allow proxy access, so that holders of 3% of our stock for at least three years may include the greater of two nominees or nominees representing 20% of our Board in our proxy statement if they meet the eligibility and notice requirements in our bylaws and charter.

•  Provide for the removal of directors with a majority vote, with or without cause.

•  Pursue robust year-round stockholder engagement.

Recent Changes

•   In 2025, we amended our Corporate Governance Guidelines to address the change in our Board leadership structure.

•   In 2025, we amended (1) the Code of Conduct for Suppliers and Contractors to address sustainable procurement, habitat protection, and water stewardship; and (2) the Policy on Securities Trading to provide for an electronic pre-clearance process.

•   In 2024, we amended the Audit
Committee Charter to clarify that the Audit Committee will annually review our Delegation of Authority Policy and make recommendations to the Board as needed.

Williams Companies | 2026 Proxy Statement 6

Executive Summary

Our Executive Compensation

Proposal 2: Approve, on an Advisory Basis, the Compensation of Our Named Executive Officers

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

2025 Compensation Snapshot

Our executive compensation program reflects our pay philosophy, utilized throughout the entire organization, to pay for performance and execution of our corporate strategy on an annual and long-term basis. The key components of our 2025 executive compensation program and how each supports our compensation objectives are summarized below, and our entire executive compensation program is described in detail in the “Compensation Discussion and Analysis” section. For 2025, we made only minor changes to our performance-based restricted stock unit performance criteria, reflecting the strong stockholder support of the executive compensation program design in our annual “say-on-pay” vote.

		FORM OF PAYMENT	PERFORMANCE PERIOD	PERFORMANCE CRITERIA	OBJECTIVES	PAGE
Fixed	Base Pay	Cash	Ongoing	Job Criteria	• Compensation for carrying out the duties of the job. • Recognizes individual experiences, skills, and sustained performance. • Provides attraction and retention of talent.	Page 61
	Annual Incentive Program (“AIP”)	Cash	Pays out after one year performance period based on performance criteria (0% - 200%)	• Adjusted EBITDA (85%) • Critical Tier 3 Loss of Primary Containment Ratio (5%) • Methane Emissions Intensity Reduction (5%) • High Potential Hazard ID to Incident Ratio (5%)	• Incents the accomplishment of annual business goals. • Aligns interests of executives to our stockholders. • Retention.	Page 62
Variable	Long-Term Incentives	Equity: Performance- Based Restricted Stock Units (“PSUs”)	Granted annually and vests after three-year performance period based on performance-criteria (0% - 200%)	• Cash Return on Invested Capital (“CROIC”) (50%) • Available Funds from Operations (“AFFO”) per share (50%) • Relative Total Stockholder Return (“TSR”) Modifier (+/-25%)*	• Incents the accomplishment of long-term sustainable business goals. • Aligns interests of executives to our stockholders. • Promotes Company ownership. • Provides attraction and retention of talent.	Page 65
		Equity: Time-Based Restricted Stock Units (“RSUs”)	Vests after three-year time frame	Stock Price

* Beginning in 2025, CROIC replaced Return on Capital Employed (ROCE) as a performance metric. AFFO per Share and Relative TSR were retained as performance criteria for the PSUs awarded in 2023, 2024, and 2025.

7 Williams Companies | 2026 Proxy Statement

Executive Summary

Our Compensation Best Practices

Our Board and the Compensation and Management Development Committee (“Compensation Committee”) oversee the design and administration of the executive compensation program for our CEO and other named executive officers (“NEOs”). The process includes, among other things, an annual review of the compensation program structure, reflection on stockholder feedback received as well as the prior year say-on-pay results, input from an independent compensation consultant, peer comparisons, and performance evaluations. The tables below highlight select best practices utilized in our compensation process.

What We Do

INDEPENDENT ADMINISTRATION The Compensation Committee, which is comprised of only independent directors, oversees CEO and NEO pay, including retention of an independent compensation consultant.

COMPENSATION BENCHMARKS

With the assistance of our independent compensation consultant, we annually benchmark our compensation program against a compensation peer group determined based on several factors, including total assets, market capitalization, and enterprise value.

PRE-ESTABLISHED PERFORMANCE GOALS We align our incentive-compensation to both short-term and long-term Company performance with pre-established performance targets.
STOCKHOLDER ENGAGEMENT We provide an annual opportunity for stockholders to vote on an advisory basis to approve our NEO compensation and regularly discuss executive compensation with our stockholders.

MINIMUM THRESHOLDS AND MAXIMUM AWARD CAPS

All of our variable compensation plans have minimum thresholds that must be met prior to any payment and have caps on the total amount that we can pay out. Our AIP awards and our performance-based equity awards cap payout at 200% of target.

STOCK AWARD VESTING PERIODS RSU awards provided to our NEOs generally vest three years from grant date.

“DOUBLE TRIGGERS” FOR EQUITY OR SEVERANCE PAYMENTS FOR A CHANGE IN CONTROL

Severance payments and accelerated vesting of equity awards in the event of a change in control require both a change in control and a termination under certain circumstances without cause (“double trigger”), unless the acquiring company does not assume or replace the awards.

CLAWBACKS OF EXECUTIVE COMPENSATION The Board may recoup incentive compensation in certain circumstances including for fraud or intentional misconduct and as required by the New York Stock Exchange.
ROBUST EQUITY OWNERSHIP GUIDELINES We have established stock ownership guidelines to appropriately align the interests of our executive officers and directors with our stockholders:

MULTIPLE OF BASE SALARY/ANNUAL CASH RETAINER

Directors	5x
CEO	6x
Executive and Senior Vice Presidents	3x

What We Don’t Do

NO EMPLOYMENT AGREEMENTS WITH OUR NEOS EXCEPT STANDARD CHANGE IN CONTROL AGREEMENTS
NO CASH DIVIDEND EQUIVALENTS ON RSUS UNTIL ELIGIBLE RSUS VEST AND ARE DISTRIBUTED
NO EXCISE TAX GROSS UP PAYMENTS PROVIDED FOR IN OUR CHANGE IN CONTROL AGREEMENTS
NO EXCESSIVE PERQUISITES

NO REPRICING OR REPLACING UNDERWATER STOCK OPTIONS
NO PRICING STOCK OPTIONS BELOW GRANT DATE FAIR MARKET VALUE
NO SHARE RECYCLING FOR STOCK OPTIONS

NO HEDGING OR PLEDGING OF COMPANY STOCK

Our Policy on Securities Trading prohibits our directors, officers, and employees from engaging in hedging activities related to our securities or from pledging our securities as collateral for a loan.

Williams Companies | 2026 Proxy Statement 8

Executive Summary

VOTING ROADMAP

PROPOSAL		RATIONALE	PAGE NO	BOARD RECOMMENDATION

1	Elect 11 Director Nominees for a One-Year Term.	The Board, acting on the recommendation of the Governance and Sustainability Committee, has determined that each of the 11 director nominees possess the qualifications, skills, experience, and perspectives to serve as a director and to provide effective oversight of the Company’s strategy, risk management, and performance.	10	FOR each nominee

2	Approve, on an Advisory Basis, the Compensation of our Named Executive Officers.	The Board believes that the 2025 NEO compensation, as disclosed in this proxy statement, is appropriately designed to attract, retain, and motivate highly qualified executives, align their interests with our stockholders by closely linking pay outcomes to performance and long-term stockholder value creation, and reflects the Company’s performance and strategic achievements during the year.	51	FOR

3	Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Incentive Plan to Increase the Number of Issuable Shares from 50,000,000 to 85,000,000, Remove the Plan Expiration Date, Increase the Annual Director Equity Grant Limit, Eliminate Share Recycling for Tax Withholding, Remove Certain Change in Control Provisions, and Make Other Amendments.	Equity compensation is an important tool for attracting, retaining, and motivating employees in a highly competitive talent market. If approved, the amendment and restatement of The Williams Companies, Inc. 2007 Incentive Plan (“Incentive Plan”) will ensure, among other things, that we have a sufficient pool of shares to continue to grant equity awards that support our compensation and talent strategy.	88	FOR

4	Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Employee Stock Purchase Plan to Increase the Number of Issuable Shares from 5,200,000 to 7,200,000, Extend the Term Six Years, and Make Other Amendments.	The Williams Companies, Inc. 2007 Employee Stock Purchase Plan (“Stock Plan”) gives eligible employees the opportunity to acquire shares of our common stock at a modest discount, which fosters employee ownership and alignment of employees’ interests with those of our stockholders. If approved, the amendment and restatement of the Stock Plan will ensure we have a sufficient pool of shares to continue offering this benefit.	97	FOR

5	Ratify the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2026.	After considering the Audit Committee’s selection process, the firm’s qualifications and performance, and the importance of an independent and high-quality audit, the Board believes the appointment of Ernst & Young, LLP as our independent registered public accounting firm for 2026 is in the best interests of the Company and its stockholders.	102	FOR

9 Williams Companies | 2026 Proxy Statement

ELECTION OF DIRECTORS

Proposal 1:

Elect 11 Director Nominees for a One-Year Term.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE LISTED DIRECTOR NOMINEES.

The Board has nominated 11 director nominees to each serve as directors of the Company for a one-year fixed term expiring at the 2027 annual meeting of stockholders as follows: Alan S. Armstrong, Stephen W. Bergstrom, Michael A. Creel, Carri A. Lockhart, Richard E. Muncrief, Peter A. Ragauss, Rose M. Robeson, Scott D. Sheffield, William H. Spence, Jesse J. Tyson, and Chad J. Zamarin. Each nominee was previously elected to our Board at our annual meeting of stockholders on April 29, 2025 except for Mr. Zamarin, who was appointed on July 1, 2025 simultaneously with his appointment as the Company’s President and CEO.

The By-Laws of The Williams Companies, Inc. (the “By-laws”) provide for a majority voting standard in uncontested director elections. In other words, assuming the presence of a quorum, a director nominee will be elected to our Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Each of our directors execute an irrevocable resignation that will become effective if (1) he or she fails to receive a majority of the votes cast in an uncontested election and (2) the Board accepts such resignation. If a director fails to receive the required votes for election, the Governance and Sustainability Committee will make a recommendation to the Board, and the Board will determine whether to accept the resignation. To make the determination, the Governance and Sustainability Committee and the Board may consider any factors they deem relevant. The director whose tendered resignation is under consideration abstains from participating. The Board will publicly disclose its decision within 90 days of the date the election results are certified. If the Board accepts a director’s resignation, the Governance and Sustainability Committee will recommend, and the Board will determine, whether to fill such vacancy or reduce the Board size.

Unless otherwise instructed, the individuals designated by the Board as proxies will vote the proxies received for the director candidates nominated by the Board. Each of the director nominees has consented to serve on the Board, and the Board has no reason to believe any nominees will be unable or unwilling to serve if elected. If a nominee is unable to or unwilling to stand for election as a director, either the designated proxies will vote to elect another nominee recommended by the Board, or the Board may choose to reduce its size.

Williams Companies | 2026 Proxy Statement 10

Election of Directors

Director Nominee Skills and Experience*

BOARD SKILLS MATRIX	Armstrong	Bergstrom	Creel	Lockhart	Muncrief	Ragauss	Robeson	Sheffield	Spence	Tyson	Zamarin

Capital Markets, Capital Allocation, and Commodities Trading:

Provides experience evaluating our capital structure, capital market transactions, and other financial strategies, including oversight of commodities trading activities.

Corporate Governance and Public Company Board: Provides knowledge of public company board practices or perspectives from other public company boards, including current or prior experience.

Energy Industry: Provides industry and market perspective and understanding of challenges and opportunities we face, including up-, mid-, and downstream, utilities, and suppliers.

Engineering and Construction: Provides technical knowledge related to our business operations that aids in risk oversight.

Environmental: Provides experience in regulatory schemes and best practices to enhance our environmental stewardship.

Executive Leadership: Provides judgment and experience as a “C-Level” executive of a publicly traded entity or large private company.

Finance and Accounting: Provides experience in assessing our financial performance and monitoring the integrity of our financial reporting process.

Government, Legal, Public Policy, or Regulatory: Provides experience in law, public policy, or regulatory matters important in oversight of our industry.

Human Capital Management: Provides experience related to talent acquisition, retention, and development.

Information Technology and Cybersecurity: Provides understanding of data management, overseeing or driving information technology developments, applications, and cybersecurity.

Mergers and Acquisitions: Provides experience in assessment and execution of potential acquisitions.

Operations/Environmental, Health and Safety:

Provides technical and operational knowledge related to our business to aid in managing risk and ensuring we effectively implement EH&S policies and programs.

Strategy Development/Risk Management: Provides experience in risk management to help oversee the identification and assessment of risks and experience developing short-and long-term company strategies.

Sustainability: Provides experience in oversight of Environmental, Social and Governance (“ESG”) policies and strategies or transitioning to alternative non-hydrocarbon energy sources.

Age	63	68	72	54	67	68	65	73	68	73	49

Gender	M	M	M	F	M	M	F	M	M	M	M

Black or African-American

*Reflects the anticipated composition of the Board at the conclusion of the Annual Meeting, assuming stockholders elect all nominees to the Board. All calculations are as of April 28, 2026.

11 Williams Companies | 2026 Proxy Statement

Election of Directors

Director Biographies

Below is the biographical information as of April 28, 2026, for each director nominee.

QUALIFICATIONS

Mr. Armstrong was named Executive Board Chair on July 1, 2025. Before that, he served as Director, President, and CEO of the Company from 2011 until his retirement in July 2025. During his tenure, Williams expanded its reach, handling about one-third of all U.S. natural gas volumes through gathering, processing, transportation, and storage services. In addition, Mr. Armstrong served as Board Chair and CEO of the general partner of Williams Partners L.P. (“WPZ”), the master limited partnership, that prior to its 2018 merger with Williams, owned most of Williams’ gas pipeline and domestic midstream assets. Prior to being named President and CEO of Williams, Armstrong led the company’s midstream and olefins businesses through a period of growth and expansion as Senior Vice President—Midstream. He also served in a number of operational and commercial roles in various business units at Williams. Armstrong began his career at Williams nearly four decades ago as an engineer and steadily rose through the ranks, demonstrating a deep commitment to operational excellence, strategic growth, and environmental stewardship. Armstrong is the former Chair of the National Petroleum Council and is a founding member of Natural Allies for a Clean Energy Future. He serves as Chair of the Board of Trustees for the University of Oklahoma Foundation and is the former Chair of Junior Achievement. Armstrong earned his bachelor’s degree in civil engineering from the University of Oklahoma.

COMMITTEES

• Environmental, Health and Safety

CURRENT PUBLIC COMPANY DIRECTORSHIPS

BOK Financial Corporation

• Credit

Constellation Energy Corporation

• Compensation

• Nuclear Oversight

PRIOR PUBLIC COMPANY DIRECTORSHIPS

(within the last 5 years)

None

SKILLS and EXPERIENCE

Capital Markets, Capital Allocation, and Commodities Trading	Human Capital Management

Corporate Governance & Public Company Board	Information Technology and Cybersecurity

Energy Industry	Mergers & Acquisitions

Engineering & Construction	Operations/ Environmental, Health and Safety

Environmental	Strategy Development/ Risk Management

Executive Leadership	Sustainability

Williams Companies | 2026 Proxy Statement 12

Election of Directors

QUALIFICATIONS

Mr. Bergstrom brings to our Board 45 years of experience with natural gas midstream operations and electric utilities as well as prior board experience. He was a director on the Board of American Midstream Partners GP LLC, a natural gas gathering, processing, and transporting company until it merged with ArcLight Capital Partners, LLC in July 2019. From 2013 to 2015, he served as Executive Board Chair, President, and Chief Executive Officer of American Midstream Partners’ general partner. Mr. Bergstrom acted as an exclusive consultant to ArcLight Capital Partners, an energy-focused investment firm, from 2003 to 2015, assisting ArcLight in connection with its energy investments. From 1986 to 2002, Mr. Bergstrom served in several leadership roles for Natural Gas Clearinghouse, which became Dynegy, Inc., a major electric utility company. Mr. Bergstrom acted in various capacities at Dynegy, ultimately serving as President and Chief Operating Officer. Mr. Bergstrom began his career with Transco Energy Company, Inc. in 1980.

INDEPENDENT LEAD DIRECTOR

COMMITTEES

• Compensation and Management Development

• Governance and Sustainability

CURRENT PUBLIC COMPANY DIRECTORSHIPS

None

PRIOR PUBLIC COMPANY DIRECTORSHIPS

(within the last 5 years)

None

SKILLS and EXPERIENCE

Capital Markets, Capital Allocation, and Commodities Trading	Executive Leadership

Corporate Governance & Public Company Board	Human Capital Management

Energy Industry	Mergers & Acquisitions

Engineering & Construction	Operations/ Environmental, Health and Safety

Environmental	Strategy Development/ Risk Management

13 Williams Companies | 2026 Proxy Statement

Election of Directors

QUALIFICATIONS

Mr. Creel is an executive with 46 years of energy experience, including 21 years on large public company boards and 8 years at the helm of a large publicly-traded energy infrastructure company. Mr. Creel previously served as a director and Chief Executive Officer of Enterprise Products Partners L.P. from 2007 until his retirement in 2015. Previously, he served in positions of increasing responsibility with the company since 1999. He was also Group Vice Chairman at EPCO, Inc., and Executive Vice President and Chief Financial Officer at Duncan Energy Partners, L.P., a company engaged in natural gas liquids transportation, fractionation, marketing and storage, and petrochemical product transportation, gathering, and marketing. He was also President and Chief Executive Officer at the general partner of Enterprise GP Holdings L.P. and held a number of executive management positions with Shell affiliates Tejas Energy and NorAm Energy Corp.

COMMITTEES

• Audit

• Environmental, Health and Safety (Chair)

CURRENT PUBLIC COMPANY DIRECTORSHIPS

None

PRIOR PUBLIC COMPANY DIRECTORSHIPS

(within the last 5 years)

None

SKILLS and EXPERIENCE

Capital Markets, Capital Allocation, and Commodities Trading	Finance & Accounting

Corporate Governance & Public Company Board	Human Capital Management

Energy Industry	Information Technology and Cybersecurity

Environmental	Mergers & Acquisitions

Executive Leadership	Strategy Development/ Risk Management

Williams Companies | 2026 Proxy Statement 14

Election of Directors

QUALIFICATIONS

With over two decades of experience in the international energy industry, Ms. Lockhart has a broad background in production operations, facility management, and business development. She is currently the CEO and Managing Director of Karoon Energy Ltd., an ASX listed international oil and gas exploration company. Prior to joining Karoon, Ms. Lockhart served as Equinor’s (formerly known as Statoil, the Norwegian state oil company) Executive Vice President, Technology, Digital & Innovation in Oslo, Norway. As Equinor's Chief Technology Officer, she was responsible for developing technology to progress renewables and the energy transition, leading the information technology organization, and driving the digital agenda. Previously, she served as Equinor’s Senior Vice President Portfolio & Partner Operated in Development & Production International. Prior to this, she was Senior Vice President for Equinor’s U.S. Offshore business. Prior to joining Equinor, she was with Marathon Oil Corporation where she started her career as a reservoir and production/operations engineer in Anchorage, Alaska before going on to senior leadership positions including Director of Business Development — the Americas, Alaska Regional General Manager, Vice President UK – North Sea, Vice President Bakken, and Vice President Eagle Ford. Ms. Lockhart brings extensive experience in offshore, onshore conventional and unconventional assets, field supervision, facilities construction and operations, international country management, strategic planning, and business development. She also brought perspective to our Board from previous service on two other energy industry boards: Innovex International, Inc. (merged with Dril-Quip, Inc in September 2024), a publicly traded energy services provider, and Ascent Resources LLC, a private exploration and production company operating in the Utica Shale region.

COMMITTEES

• Compensation and Management Development

• Environmental, Health and Safety

CURRENT PUBLIC COMPANY DIRECTORSHIPS

Karoon Energy Ltd.

PRIOR PUBLIC COMPANY DIRECTORSHIPS

(within the last 5 years)

Innovex International, Inc. (formerly Dril-Quip, Inc.)

SKILLS and EXPERIENCE

Capital Markets, Capital Allocation, and Commodities Trading	Human Capital Management

Corporate Governance & Public Company Board	Information Technology and Cybersecurity

Energy Industry	Mergers & Acquisitions

Engineering & Construction	Operations/ Environmental, Health and Safety

Environmental	Strategy Development/ Risk Management

Executive Leadership	Sustainability

15 Williams Companies | 2026 Proxy Statement

Election of Directors

QUALIFICATIONS

Mr. Muncrief has more than 45 years of experience in the oil and gas industry, including a strong background in operations, mergers and acquisitions, and as CEO for a publicly traded exploration and production company. He served as President and Chief Executive Officer of Devon Energy Corporation from January 2021 following the merger of Devon Energy Corporation and WPX Energy, Inc. until his retirement in March 2025. Prior to that, he served as Chief Executive Officer and Board Chair of WPX Energy, Inc., where he oversaw numerous acquisitions and divestitures that reshaped the company's asset portfolio. He previously served as Senior Vice President, Operations and Resource Development of Continental Resources, Inc. Earlier in his career, Mr. Muncrief served as Corporate Business Manager at Resource Production Company from August 2008 through May 2009. From September 2007 to August 2008, he served as President, Chief Operating Officer and as a Director of Quest Midstream Partners, LP. From 1980 to 2007, he served in various managerial capacities with ConocoPhillips and its predecessor companies Burlington Resources, Meridian Oil, and El Paso Exploration.

COMMITTEES

• Compensation and Management Development

• Governance and Sustainability (Chair)

CURRENT PUBLIC COMPANY DIRECTORSHIPS

None

PRIOR PUBLIC COMPANY DIRECTORSHIPS

(within the last 5 years)

WPX Energy, Inc.

Devon Energy Corporation

SKILLS and EXPERIENCE

Capital Markets, Capital Allocation, and Commodities Trading	Human Capital Management

Corporate Governance & Public Company Board	Information Technology and Cybersecurity

Energy Industry	Mergers & Acquisitions

Engineering & Construction	Operations/ Environmental, Health and Safety

Environmental	Strategy Development/ Risk Management

Executive Leadership	Sustainability

Government, Legal, Public Policy, or Regulatory

Williams Companies | 2026 Proxy Statement 16

Election of Directors

QUALIFICATIONS

Mr. Ragauss brings to our Board extensive finance and accounting expertise specific to the energy industry. He retired from Baker Hughes Company, an oilfield services company, in November 2014, after serving eight years as Senior Vice President and Chief Financial Officer. From 2003 to 2006, prior to joining Baker Hughes, Mr. Ragauss was Controller, Refining and Marketing for BP Plc. From 2000 to 2003, he was Chief Executive Officer for Air BP. From 1998 to 2000, he was Assistant to Group Chief Executive for BP Amoco. He was Vice President of Finance and Portfolio Management for Amoco Energy International when Amoco Corporation merged with BP Plc. in 1998. Earlier in his career, from 1996 to 1998, Mr. Ragauss served as Vice President of Finance for El Paso Energy International. He held positions of increasing responsibility at Tenneco Inc. from 1993 to 1996 and Kidder, Peabody & Co. Incorporated from 1987 to 1993. He currently serves as a director of APA Corporation, the holding company of Apache Corporation, an American company engaged in hydrocarbon exploration. He also serves on the board of Skulte LNG, a private energy company in Latvia.

COMMITTEES

• Audit

• Governance and Sustainability

CURRENT PUBLIC COMPANY DIRECTORSHIPS

APA Corporation

• Audit

PRIOR PUBLIC COMPANY DIRECTORSHIPS

(within the last 5 years)

None

SKILLS and EXPERIENCE

Capital Markets, Capital Allocation, and Commodities Trading	Finance & Accounting

Corporate Governance & Public Company Board	Information Technology and Cybersecurity

Energy Industry	Mergers & Acquisitions

Executive Leadership

17 Williams Companies | 2026 Proxy Statement

Election of Directors

QUALIFICATIONS

Ms. Robeson brings over 44 years of experience in accounting and finance expertise as well as experience from other public company boards in the energy industry. She currently serves on the boards for an exploration and production company and a provider of site access solutions for critical infrastructure markets, where she transitioned to board chair from audit committee chair in 2023. She served as Chief Financial Officer of DCP Midstream LLC from January 2002 to May 2012. She also served as the Chief Financial Officer of DCP Midstream GP LLC, the general partner of DCP Midstream Partners, LP, from May 2012 until January 2014. Prior to joining DCP Midstream LLC, Ms. Robeson served as Vice President and Treasurer with Kinder Morgan, Inc. Prior to that, she held positions of increasing responsibility with Total Petroleum, Inc. and Ernst & Young and was recognized to the “Top Women in Energy — 2014” by the Denver Business Journal. From 2014 to 2016, she served as a director of American Midstream GP, LLC, the general partner of American Midstream Partners, LP. From 2017 to 2019, she served as a director of AMGP GP LLC, the general partner of Antero Midstream GP LP, a publicly traded limited partnership. In March 2019, when Antero Midstream Corporation was formed, she continued to serve as a director until 2022. She served as a director of Tesco Corporation until its acquisition by Nabors Industries Ltd.
in 2017.

COMMITTEES

• Audit (Chair)

• Environmental, Health and Safety

CURRENT PUBLIC COMPANY DIRECTORSHIPS

SM Energy Company

• Audit

• Compensation

NPK International Inc. (formally known as Newpark Resources, Inc.)

• Board Chair

PRIOR PUBLIC COMPANY DIRECTORSHIPS

(within the last 5 years)

Antero Midstream Corporation

AMGP GP LP

SKILLS and EXPERIENCE

Capital Markets, Capital Allocation, and Commodities Trading	Human Capital Management

Corporate Governance & Public Company Board	Information Technology and Cybersecurity

Energy Industry	Mergers & Acquisitions

Executive Leadership	Strategy Development/ Risk Management

Finance & Accounting

Williams Companies | 2026 Proxy Statement 18

Election of Directors

QUALIFICATIONS

Mr. Sheffield has more than 50 years of experience in the energy industry, including building a company into a top tier exploration and production company that was acquired by Exxon Mobil Corporation in a transaction that closed in May 2024. From 2019 until December 31, 2023, he served as a director and CEO of Pioneer Natural Resources Company (“Pioneer”), a large domestic upstream oil and gas company. He retired on December 31, 2023 as CEO and remained as a director until May 2024. Mr. Sheffield served as the founding CEO of Pioneer from August 1997 until his retirement in December 2016, and he also served as board chair from 1999 until 2019 when he returned as the CEO. Mr. Sheffield was the CEO of Parker and Parsley Petroleum Company, a predecessor company of Pioneer, from 1985 until it merged with MESA, Inc. to form Pioneer in 1997. Mr. Sheffield joined Parker and Parsley as a petroleum engineer in 1979, was promoted to Vice President of Engineering in 1981, was elected President and a director in 1985, and became board chair and CEO in 1989. Mr. Sheffield served as a director of Santos Limited, an Australian exploration and production company, from 2014 to 2017. He previously served as a director from 1996 to 2004 on the board of Evergreen Resources, Inc., an independent natural gas energy company.

COMMITTEES

• Compensation and Management Development

• Environmental, Health and Safety

CURRENT PUBLIC COMPANY DIRECTORSHIPS

Tamboran Resources Corporation

• Sustainability

PRIOR PUBLIC COMPANY DIRECTORSHIPS

(within the last 5 years)

Pioneer Natural Resources Company

SKILLS and EXPERIENCE

Capital Markets, Capital Allocation, and Commodities Trading	Human Capital Management

Corporate Governance & Public Company Board	Information Technology and Cybersecurity

Energy Industry	Mergers & Acquisitions

Engineering & Construction	Operations/ Environmental, Health and Safety

Environmental	Strategy Development/ Risk Management

Executive Leadership	Sustainability

19 Williams Companies | 2026 Proxy Statement

Election of Directors

QUALIFICATIONS

Mr. Spence brings to our Board experience with electric utilities and natural gas as well as alternative energy sources, including nuclear energy. He is the retired chair of the board of PPL Corporation. At the time of his retirement, the PPL family of companies held assets of more than $40 billion, delivering electricity and natural gas to about 10 million customers in the United States and the United Kingdom. Mr. Spence was named PPL President and CEO in 2011 and elected Chair in 2012. Previously, he had 19 years of service with Pepco Holdings, Inc., where he held a number of senior management positions. He currently serves on the board of Pinnacle West Capital Corporation, who provides solar power and battery storage. Additionally, Mr. Spence has served on various industry boards, including the Edison Electric Institute, which is the association representing all U.S. investor-owned electric companies, and the Electric Power Research Institute, which is an independent research organization related to emerging technologies. As part of his service on industry boards, he has participated in, and lead initiatives related to, cyber and physical security, the environment, and electric reliability.

COMMITTEES

• Compensation and Management Development (Chair)

• Governance and Sustainability

CURRENT PUBLIC COMPANY DIRECTORSHIPS

Pinnacle West Capital Corporation

• Human Resources (Chair)

• Corporate Governance and Public Responsibility

• Nuclear and Operating

PRIOR PUBLIC COMPANY DIRECTORSHIPS

(within the last 5 years)

PPL Corporation

SKILLS and EXPERIENCE

Capital Markets, Capital Allocation, and Commodities Trading	Human Capital Management

Corporate Governance & Public Company Board	Information Technology and Cybersecurity

Energy Industry	Mergers & Acquisitions

Engineering & Construction	Operations/ Environmental, Health and Safety

Environmental	Strategy Development/ Risk Management

Executive Leadership	Sustainability

Finance & Accounting

Williams Companies | 2026 Proxy Statement 20

Election of Directors

QUALIFICATIONS

Mr. Tyson brings 38 years of experience in the energy industry from his longstanding career with Exxon Mobil Corporation. Early/mid-career, he developed Exxon’s U.S. affiliate’s annual financial plan. In addition, he provided oversight of their U.S. fuel distribution operations, including bulk storage, ground, and pipeline transportation. He served as Global Aviation Director from October 2008 to March 2011, President and CEO of Exxon Mobil Inter-Americas from October 2002 to October 2008, and Global Customer Service & Logistics Manager from January 2000 to October 2002. He led the global call center consolidation for Exxon. Previously, he held numerous management positions with Exxon. Upon retirement from ExxonMobil in 2011, he became President and CEO of the National Black MBA Association from January 2012 to June 2018. In addition to his corporate leadership experience, he is the President-Elect of the largest and oldest Black business fraternity in the USA. Currently, he serves as a trustee at Lane College and Benedict College. He is also on the Dean’s Advisory Board at the Fisher College of Business at The Ohio State University.

COMMITTEES

• Audit

• Governance and Sustainability

CURRENT PUBLIC COMPANY Boards

None

PRIOR PUBLIC COMPANY BOARDS

(within the past 5 years)

None

SKILLS and EXPERIENCE

Energy Industry	Mergers & Acquisitions

Engineering & Construction	Operations/ Environmental, Health and Safety

Environmental	Strategy Development/ Risk Management

Executive Leadership	Sustainability

Finance & Accounting

Human Capital Management

21 Williams Companies | 2026 Proxy Statement

Election of Directors

QUALIFICATIONS

Chad Zamarin became President and CEO of Williams in July 2025. He previously served as Executive Vice President of Corporate Strategic Development for Williams since January 2023 where he led the company’s Strategic and Business Development functions, as well as Investment Analysis, New Energy Ventures, Commodity Marketing, Upstream, and Communications and Corporate Social Responsibility. Mr. Zamarin joined Williams in 2017 as Senior Vice President of Corporate Strategic Development and had led multiple strategic acquisitions for the Company. Prior to Williams, he served as Senior Vice President and President, Pipeline and Midstream at Cheniere Energy, Inc. (“Cheniere”). Before joining Cheniere, he served in various executive roles at NiSource/Columbia Pipeline Group, including Chief Operating Officer at NiSource Midstream, LLC and NiSource Energy Ventures, LLC, as well as President of Pennant Midstream, LLC. Mr. Zamarin is past Chairman of the Board of Directors of the Interstate Natural Gas Association of America and serves on the Department of Transportation’s Gas Pipeline Advisory Committee.

COMMITTEES

None

CURRENT PUBLIC COMPANY Boards

None

PRIOR PUBLIC COMPANY BOARDS

(within the past 5 years)

None

SKILLS and EXPERIENCE

Capital Markets, Capital Allocation, and Commodities Trading	Government, Legal, Public Policy, or Regulatory

Energy Industry	Mergers & Acquisitions

Engineering & Construction	Operations/ Environmental, Health and Safety

Environmental	Strategy Development/ Risk Management

Executive Leadership	Sustainability

Williams Companies | 2026 Proxy Statement 22

Election of Directors

Director Independence

Our Corporate Governance Guidelines require that all members of the Board, except our President and CEO and Board Chair, if the Chair is a part of management, be “independent” as defined by the NYSE Listed Company Manual, and that the Board assess director independence annually. The NYSE’s Listed Company Manual defines independence by providing that the Board affirmatively determine that a director has no material relationship with the Company, either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships. In evaluating independence, the NYSE Listed Company Manual provides that a board should broadly consider all relevant facts and circumstances and further provides that a director is not independent if he or she meets certain criteria, including specified dollar and percentage threshold amounts.

Our Governance and Sustainability Committee oversees our director nomination process and conducts a review of director independence to make recommendations to the Board. Our Board makes the final determination of independence. Based on the evaluations performed and recommendations made by the Governance and Sustainability Committee, in January 2026, the Board affirmatively determined that each of Mr. Bergstrom, Mr. Creel, Ms. Doré, Ms. Lockhart, Mr. Muncrief, Mr. Ragauss, Ms. Robeson, Mr. Sheffield, Mr. Spence, and Mr. Tyson are independent as defined by the NYSE’s Listed Company Manual. Mr. Armstrong is not independent because of his role as Executive Board Chair, and Mr. Zamarin is not independent because of his role as the Company’s President and CEO.

As part of the independence evaluation and determination, the Governance and Sustainability Committee considered the below matters. The Board determined the matters described below occurred in the ordinary course of business, and, where applicable, fell below the relevant thresholds for independence as set forth in the NYSE’s Listed Company Manual. Additionally, none of these matters qualified as related party transactions as defined in Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended, (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Director	matters considered

Stacey H. Doré	Ordinary course business transactions with Vistra Corp.
Carri A. Lockhart	Ordinary course business transactions with Karoon Energy Ltd., Innovex International, Inc., and Ascent Resources Holdings, LLC.
Richard E. Muncrief

Ordinary course business transactions with Devon Energy Corporation; ongoing continuing indemnification obligations between Williams and Devon Energy Corporation arising from the Company’s spin off of WPX Energy, Inc.

Peter A. Ragauss	Ordinary course business transactions with APA Corporation.
Rose M. Robeson	Ordinary course business transactions with NPK International, Inc. f/k/a Newpark Resources, Inc. and SM Energy Company.
Scott D. Sheffield	Ordinary course business transactions with Tamboran Resources Corporation.
William H. Spence	Ordinary course business transactions with Pinnacle West Capital Corporation.

In addition to the NYSE’s independence requirements, in January 2026, the Board determined that all the current members of our Audit Committee and our Compensation Committee satisfy the heightened independence requirements imposed by the NYSE and the Securities and Exchange Commission (“SEC”) applicable to members of such committees.

No related party transactions required review or approval by the Governance and Sustainability Committee, its Chair, or the Board in 2025. For a description of our process for the review of related party transactions, see the “Executing on Effective Corporate Governance” section.

23 Williams Companies | 2026 Proxy Statement

Election of Directors

Director Compensation

All non-employee directors receive both an annual cash retainer and an annual grant of time-based RSUs for their service on the Board totaling $305,000. The below table sets forth the breakdown of payments to our non-employee directors as follows:

TYPE OF PAYMENT	AMOUNT PAID	TERMS OF PAYMENT

Annual Cash Retainer	$120,000	Paid in quarterly installments.

Annual Equity Retainer (RSU)	$185,000	Paid annually on the date of the annual meeting and deferred until the director’s retirement from the Board. Dividend equivalents on the RSUs are reinvested until distribution.

Directors who perform additional leadership roles receive the following compensation:

LEADERSHIP ROLE	TYPE OF PAYMENT	AMOUNT PAID	TERMS OF PAYMENT

Independent Lead Director	Annual Equity Retainer (RSU)	$200,000	Paid annually on the date of the annual meeting and deferred until the director’s retirement from the Board. Dividend equivalents on the RSUs are reinvested until distribution.

Audit Committee Chair	Annual Cash Retainer	$30,000	Paid in quarterly installments.

Compensation & Management Development Committee Chair	Annual Cash Retainer	$20,000	Paid in quarterly installments.

Environmental, Health & Safety Committee Chair	Annual Cash Retainer	$20,000	Paid in quarterly installments.

Governance and Sustainability Committee Chair	Annual Cash Retainer	$20,000	Paid in quarterly installments.

The annual retainer increased from $290,000 to $305,000 for the 2024-2025 fiscal year to align to market. The annual cash retainer was increased from $115,000 to $120,000, and the annual equity retainer was increased from $175,000 to $185,000.

Our Board maintains minimum share-ownership guidelines requiring each non-employee director to hold WMB shares with a value equal to at least five times the annual cash retainer. Under these guidelines, directors must retain 60 percent of distributed vested equity awards until their ownership guidelines are met. All non-employee directors were in compliance with these guidelines in 2025.

The annual equity retainer, prior to the 2026 equity award, is deferred until the director’s retirement from the Board. Beginning with the 2026 equity awards, there is a mandatory one-year deferral from grant date. Beginning with the 2027 and subsequent equity awards, Board members may, in the year prior to the year of grant, make an election to defer awards either one year from grant date or until the director leaves the Board.

Non-employee directors generally receive their compensation for a fiscal year beginning on the date of the annual stockholders meeting. The following table shows how compensation is paid to individuals who become non-employee directors after the annual meeting. In this case, the equity retainer would be paid the first of the month following appointment, and the cash retainers will be paid on the scheduled quarterly payment dates.

AN INDIVIDUAL WHO BECAME A NON-EMPLOYEE DIRECTOR	BUT BEFORE	WILL RECEIVE

after the annual meeting	August 1	full compensation
on or after August 1	the next annual meeting	pro-rated compensation

Non-employee directors are reimbursed for expenses (including costs of travel, food, and lodging) incurred in attending Board, committee, and stockholder meetings. Directors are also reimbursed for reasonable expenses associated with other business activities, including participation in director education programs. In addition, Williams pays premiums on directors’ and officers’ liability insurance policies.

Williams Companies | 2026 Proxy Statement 24

Election of Directors

Like all Williams employees, directors are eligible to participate in the Williams Matching Grant Program for eligible charitable organizations and the United Way Program. The maximum matching contribution in any calendar year is $10,000 for a participant in the Matching Grant Program and $25,000 for a participant in the United Way Program.

Director Compensation for Fiscal Year 2025

The compensation earned by each director for 2025 service is outlined in the following table:

NAME	FEES EARNED OR PAID IN CASH (1)	FEES EARNED OR PAID IN STOCK (2)	OPTION AWARDS	NON-EQUITY INCENTIVE PLAN COMPENSATION	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS	ALL OTHER COMPENSATION (3)	TOTAL

Stephen W. Bergstrom	$120,000	$384,991	$—	$—	$—	$35,000	$539,991

Michael A. Creel	140,000	184,977	—	—	—	5,000	329,977

Stacey H. Doré	140,000	184,977	—	—	—	20,000	344,977

Carri A. Lockhart	120,000	184,977	—	—	—	—	304,977

Richard E. Muncrief	120,000	184,977	—	—	—	—	304,977

Peter A. Ragauss	120,000	184,977	—	—	—	10,000	314,977

Rose M. Robeson	150,000	184,977	—	—	—	—	334,977

Scott D. Sheffield	120,000	184,977	—	—	—	—	304,977

Murray D. Smith(4)	30,000	—	—	—	—	500	30,500

William H. Spence	140,000	184,977	—	—	—	25,000	349,977

Jesse J. Tyson	120,000	184,977	—	—	—	—	304,977

(1)
The fees paid in cash are itemized in the following chart:

NAME	ANNUAL CASH RETAINER INCLUDING SERVICE ON TWO COMMITTEES	AUDIT COMMITTEE CHAIR RETAINER	COMPENSATION & MANAGEMENT DEVELOPMENT COMMITTEE CHAIR RETAINER	GOVERNANCE & SUSTAINABILITY COMMITTEE CHAIR RETAINER	ENVIRONMENTAL, HEALTH, & SAFETY COMMITTEE CHAIR RETAINER	TOTAL

Bergstrom	$120,000	$—	$—	$—	$—	$120,000

Creel	120,000	—	—	—	20,000	140,000

Doré	120,000	—	—	20,000	—	140,000

Lockhart	120,000	—	—	—	—	120,000

Muncrief	120,000	—	—	—	—	120,000

Ragauss	120,000	—	—	—	—	120,000

Robeson	120,000	30,000	—	—	—	150,000

Sheffield	120,000	—	—	—	—	120,000

Smith(4)	30,000	—	—	—	—	30,000

Spence	120,000	—	20,000	—	—	140,000

Tyson	120,000	—	—	—	—	120,000

(2)
Awards were granted under the terms of the 2007 Incentive Plan and represent time-based RSUs. Amounts shown are the grant date fair value of awards computed in accordance with FASB ASC Topic 718. The assumptions used to value the stock awards can be found in our Form 10-K for the year-ended December 31, 2025.
(3)
All other compensation includes matching contributions paid in 2025 made on behalf of the Board to charitable organizations through the Matching Grants Program or the United Way Program. It is possible for directors to make charitable contributions at the end of the year that are not matched by the Company until the following year.
(4)
Mr. Smith retired from the Board in April 2025. The payment for his service in the fourth quarter of the 2024-2025 fiscal year was paid in early 2025.

25 Williams Companies | 2026 Proxy Statement

Election of Directors

Outstanding Awards as of Fiscal Year End 2025

The aggregate number of stock awards held by directors outstanding as of December 31, 2025, is as follows:

NAME	NUMBER OF SHARES OR UNITS OF STOCK OUTSTANDING

Bergstrom	157,344

Creel	68,920

Doré	33,740

Lockhart	16,530

Muncrief	21,886

Ragauss	68,920

Robeson	34,861

Sheffield	68,920

Spence	75,763

Tyson	21,886

With a focused and motivated team and a growing backlog of fully contracted projects, Williams remains uniquely positioned to benefit from the accelerating demand for natural gas.

Williams Companies | 2026 Proxy Statement 26

CORPORATE GOVERNANCE

Overview

Our Board helps establish the foundation needed for running our business with integrity, honesty, and accountability, ensuring that the Company’s actions align with the long-term interests of our stockholders. Below is a roadmap for how our Board facilitates strong corporate governance at Williams.

1	Building an Effective Board SEE PAGES 28-31

Strong corporate governance starts with building an effective Board. The Board identifies and nominates director candidates that are a good fit for the Company’s evolving needs and strategy. This section details the process, which begins with an annual evaluation of Board performance and needs and ends with the annual election of our directors by majority stockholder vote. Our director retirement policy and our consideration of director candidates with a diversity of race, ethnicity, and gender help us maintain an effective mix of institutional knowledge and fresh perspectives and a well-rounded pool of skills, experience, and perspectives.

2	Creating an Effective Board Structure SEE PAGES 32-33

Our Board leadership and organizational design, including the delegation of tasks to Board committees, ensures the Board exercises strategic oversight over the Company’s organizational planning, strategy, and risk management, focusing on the major risks inherent in our business. This section explains the Board’s structure and why the Board believes this structure is effective for corporate governance at Williams, including the election of an independent lead director and the importance of having only independent directors serve on the Audit, Compensation, and Governance and Sustainability Board committees.

3	Executing on Effective Corporate Governance SEE PAGES 34-50

The execution of effective corporate governance at Williams includes written policies that are annually reviewed to maintain best practices, regularly scheduled meetings of directors with and without management, work performed by the Board committees to oversee specific subject matters, and the solicitation and integration of feedback from stockholders. Specific details regarding the Board’s oversight of CEO succession planning, Company strategy, cybersecurity, political engagement, human capital management and environmental stewardship are in this section, as well as a discussion of stockholder engagement.

27 Williams Companies | 2026 Proxy Statement

Corporate Governance

Building an Effective Board

1 Evaluate Board Performance and Develop Director Nominee Criteria	2 Recruit Directors with Applicable Skills, Experience, and Perspectives	3 Assess Director Nominees and Make Recommendations	4 Appoint Directors and Recommend Directors for Election	5 Elect Directors Annually by Majority Stockholder Vote

1	evaluate board performance AND DEVELOP DIRECTOR NOMINEE CRITERIA

The Governance and Sustainability Committee is responsible for developing and recommending to the Board the qualifications and criteria that we look for in directors who serve on our Board.

The minimum qualifications the Governance and Sustainability Committee believes a director must possess include the following:

• an understanding of business and financial affairs and the complexities of a business organization;

• a genuine interest in Williams and in representing all our stockholders;

• a willingness and ability to spend the time required to function effectively as a director;

• an open-minded approach, and the resolve to make independent decisions on matters presented for consideration;

• a reputation for honesty and integrity beyond question;

• independence as defined by the NYSE Listed Company Manual and qualifications otherwise required in accordance with applicable law or regulation;

• strong intellectual capital, performance enhancing ideas, and strong networks that could contribute to stockholder value;

• the ability to enhance the decision-making process by bringing relevant knowledge, rigorous analysis, and a desire for constructive engagement; and

• demonstrated, seasoned judgment for decisions involving broad and multi-faceted issues.

Additionally, our Board seeks energy-experienced directors with a variety of occupational and personal backgrounds to obtain a range of viewpoints and perspectives. The Board believes that diversity of experience, geography, race or ethnicity, gender, and age, among other items, enhances the Board’s effectiveness and oversight with deeper and more insightful discussions.

The Governance and Sustainability Committee reviews the skills, experience, and perspectives that are currently represented on the Board by each individual director, as well as the skills, experience, and perspectives that the Board will find valuable in the future, given the Company’s current situation and strategic plans. For a detailed list of the skills, experience, and perspectives of the current nominees to our Board, see the “Election of Directors” section, which contains our Board Skills Matrix.

The Governance and Sustainability Committee also oversees our annual board evaluation process, which includes reviewing the evaluation process effectiveness. In addition, the Governance and Sustainability Committee routinely evaluates the size, structure, composition, and function of the Board and its committees. These evaluations help the Governance and Sustainability Committee further refine criteria needed for service on our Board and plan for director succession and Board needs.

Williams Companies | 2026 Proxy Statement 28

Corporate Governance

The evaluation process for the Board and each Board committee includes the following:

COMMITTEE EVALUATION & ASSESSMENT	BOARD EVALUATION & ASSESSMENT	INCORPORATING FEEDBACK

• An internal survey of Board committee performance is circulated to our directors during the fourth quarter of every year.

• The survey focuses on areas critical to
Board committee effectiveness including:

– Meeting Effectiveness

– Committee Chair Effectiveness

– Director Preparation

– Overall Committee Effectiveness

• An internal survey of Board performance is circulated to our directors during the fourth quarter of every year.

• The survey focuses on areas critical to Board effectiveness including:

– Individual Director Responsibilities

– Board Role/Duties and Preparation

– Board Preparation, Meetings and
 Agendas

– Board Chair Effectiveness

– Board Organization

• Survey results are collected, analyzed, and presented in the aggregate to all directors and include a comparison to the previous year’s survey results.

• Survey results are discussed at the Board and Governance and Sustainability committee meeting during the first quarter of the year.

2	Recruit Directors with Applicable Skills, Experience, and PERSPECTIVES

The Governance and Sustainability Committee and the Board recruit directors and receive recommendations for director candidates from a variety of different sources, including referrals from management or existing members of the Board, and the following:

Rooney Rule. In 2021, our Board added the Rooney Rule to our Corporate Governance Guidelines requiring consideration of candidates with a diversity of race, ethnicity, and gender each time the Governance and Sustainability Committee evaluates filling a vacancy or new position on the Board. The Board believes this will result in recruiting candidates from historically underrepresented groups.

Search Firms. The Governance and Sustainability Committee may source candidates through outside search firms, and, in such case, the Rooney Rule still applies to the candidate pool provided.

Stockholder Recommendations. Stockholders may recommend a candidate to the Governance and Sustainability Committee by sending the candidate’s name and a detailed description of the candidate’s qualifications, a document indicating the candidate’s willingness to serve, and evidence of the stockholders’ stock ownership to: The Williams Companies, Inc., One Williams Center, MD 47, Tulsa, Oklahoma 74172, Attn: Corporate Secretary.

Stockholder Nominations. Our By-laws also provide that a stockholder may nominate director candidates for election if the stockholder is a stockholder of record (1) when making a nomination, and (2) on the record date for the determination of the stockholders entitled to vote at such annual meeting of stockholders. The stockholder must also satisfy the procedures provided in the By-laws, including providing notice of a nomination in proper written form. Our corporate secretary must receive the notice at our principal executive offices not later than the close of business on the 90th calendar day, nor earlier than the close of business on the 120th calendar day, prior to the anniversary of the date of the immediately preceding annual meeting of stockholders. To be timely for our 2027 annual meeting of stockholders, our corporate secretary must receive notices not earlier than December 29, 2026, and not later than January 28, 2027.

29 Williams Companies | 2026 Proxy Statement

Corporate Governance

Proxy Access. Our By-laws contain a “proxy access” provision allowing stockholders to include in our proxy materials information regarding director candidates nominated by stockholders in certain circumstances.

A stockholder or group of up to 25 stockholders.	Owning at least 3% of our outstanding common stock.	Continuously for 3 years as of the date of the stockholder notice and through the annual meeting.	May nominate and include in our proxy statement the greater of two director candidates or 20% of the Board.	If the stockholders provide notice satisfying the requirements in our By-laws, and the nominees satisfy the requirement in our By-laws.

For the proxy access option, our corporate secretary must receive the notice at our principal executive offices not later than the close of business on the 120th calendar day, nor earlier than the close of business on the 150th calendar day, prior to the anniversary of the date (as stated in our proxy materials) the definitive proxy statement was first released to stockholders in connection with the preceding year’s annual meeting of stockholders. For our 2027 annual meeting of stockholders, our corporate secretary must receive such notice not earlier than October 19, 2026, and not later than November 18, 2026.

The above-described notice and procedures are summaries and are not complete. For further information, please refer to our By-laws, which are included as an exhibit to our annual report on Form 10-K filed with the SEC and available on our website at www.williams.com.

Universal Proxy Cards. In addition to satisfying the deadlines in the advance notice provisions of our By-laws for stockholder nominations, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the other notices required under Rule 14a-19 of the Exchange Act to our corporate secretary no later than 60 days prior to the one-year anniversary of the previous annual meeting of stockholders. To be timely for our 2027 annual meeting of stockholders, our corporate secretary must receive such notice no later than March 1, 2027.

For information concerning submitting a proposal regarding matters other than the election of directors, please see the “Questions and Answers About the Annual Meeting and Voting” section.

3	Assess Director NOMINEES and Make Recommendations

For new director nominees, the Governance and Sustainability Committee conducts a preliminary assessment of each candidate’s resume, other biographical and background information, and willingness to serve. The Governance and Sustainability Committee considers a variety of factors, including each nominee’s independence, financial literacy, personal and professional accomplishments, and skills, experience, and attributes in light of the Company’s needs and priorities.

The Board Chair and the Governance and Sustainability Committee Chair then interview qualified candidates. Candidates also may meet with other directors and senior management. At the conclusion of this process, the Governance and Sustainability Committee makes a recommendation to the Board whether to appoint the candidate to the Board or recommend that our stockholders elect such person as a director at the next annual meeting. The Governance and Sustainability Committee uses the same process to evaluate all candidates regardless of the source of the nomination.

For incumbent director nominees, the Governance and Sustainability Committee also considers the following:

•
Attendance. The Governance and Sustainability Committee receives a quarterly report on director attendance at Board and committee meetings.
•
Composition. The Governance and Sustainability Committee receives a quarterly report on Board composition that includes information on director’s background experience, tenure, mandatory retirement schedules, and the Board Skills Matrix.

Williams Companies | 2026 Proxy Statement 30

Corporate Governance

•
Participation and Preparedness. The Governance and Sustainability Committee reviews the annual Board and Board committee evaluations.
•
Time Commitments. The Governance and Sustainability Committee receives a quarterly report on director service on other company boards. Our Corporate Governance Guidelines prohibit directors that serve on our Board from serving on more than four public company boards (including our Board) without Board approval. Additionally, any directors who are executive officers of public companies should limit their service as directors to only two public company boards (including our Board). Similarly, our Corporate Governance Guidelines prohibit an Audit Committee member from serving on more than three Audit Committees (including our Board) without Board approval. Before accepting a position on another public company Board, directors must notify the CEO, Board Chair, and independent Lead Director, so that the Governance and Sustainability Committee can evaluate continued independence, any potential related party transactions, and overall time commitment.

4	APPOINT DIRECTORS and Recommend Directors for Election

The Board may elect, by a majority vote, a director nominee recommended by the Governance and Sustainability Committee to our Board. Additionally, the Board, upon the recommendation of the Governance and Sustainability Committee, nominates director candidates for election at the annual meeting of stockholders. Stockholders also have certain rights to nominate director candidates for election as described on the preceding page.

5	Elect Directors Annually by Majority Stockholder Vote

Stockholders annually elect the directors who will serve on our Board at the annual meeting of stockholders. Such election is conducted by applying a majority voting standard in uncontested elections and a plurality voting standard for contested elections as described in further detail in the “Election of Directors” section.

Director Orientation and Onboarding

For any new directors, we conduct an orientation at our headquarters in Tulsa prior to the new director attending his or her first Board meeting. The orientation kicks off with a general overview of the Company from our President and CEO, which includes Williams’ Vision, Mission, and Core Values; our strategy, plan, and goal setting process; and an introduction to our executive management team. Throughout the orientation, the new director spends time with each member of our executive management team. Other members of management may participate in presentations as well. Topics covered include the following:

• an overview of our assets and operations, the drivers of profitability, and key risks and control systems, which includes a discussion of our cybersecurity program;

• an overview of financials, including historical performance/forecasts, key financial metrics, investor relations, and the company’s annual financial planning process;

• an overview of legal, government affairs, and compliance, including a report on current significant litigation matters and Federal Energy Regulatory Commission training;

• an overview of audit functions;

• an overview of environmental, safety, and health initiatives and emission reporting and reduction opportunities;

• an overview of our Company organizational structure and human capital management focusing on leadership development, succession planning, and talent recruitment, management, and retention; and

• an overview of the duties and responsibilities of each Board standing committee.

31 Williams Companies | 2026 Proxy Statement

Corporate Governance

Creating an Effective Board Structure

While the Board is ultimately responsible for oversight, the Board delegates some of this responsibility to one of four standing Board committees. Management also plays an important role in implementing the processes and procedures designed to mitigate risk and assist the Board in the exercise of its oversight function.

Board Structure and Oversight

Board of Directors

• Oversees risk management, including the process for identifying, assessing, and managing risks.

• Shapes the Company’s corporate governance and the conduct of the Company’s business in accordance with the highest ethical standards and in compliance with laws, regulations, and other standards.

• Oversees the CEO by collaboratively setting performance goals and independently assessing performance.

• Oversees the Company’s strategic and financial plans and monitors implementation of those plans.

• Oversees succession planning for the CEO, the Board, and Board committees.

Standing Board Committees*	*As of March 18, 2026

Each standing Board committee has a charter adopted by the Board outlining the committee’s duties and responsibilities. The Board appoints each committee’s members and chair. At each regular Board meeting, the Board receives reports on significant committee activities. The Board may additionally form ad hoc committees related to certain matters. The Board currently has one ad hoc advisory committee related to our share repurchase program.

AUDIT COMMITTEE

Oversees the engagement of our independent registered public accounting firm, our financial reporting and related internal controls, our internal audit department, the effectiveness of cybersecurity risk management protocols and other risk protocols related to financial matters, and compliance matters related to finance and accounting.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

Oversees executive and equity-based compensation programs, management development and retention, independent director compensation, stock ownership requirements for directors and management, and elements of human capital management.

ENVIRONMENTAL, HEALTH AND SAFETY COMMITTEE	GOVERNANCE AND SUSTAINABILITY COMMITTEE

Oversees risk management relating to environmental, health, and safety matters, including oversight of management’s safety-related policies and procedures.	Oversees Board and Board committee membership, governing policies, officer appointments, ESG strategy and policies (including as related to climate change), and our Ethics and Compliance Program.

Management
• Identifies material risks. • Creates processes and procedures to mitigate against those risks. • Regularly evaluates the adequacy and implementation of risk mitigation processes and procedures.

• Integrates risk management into our corporate strategy.

• Regularly reports to the Board or Board committees, as applicable, regarding risk management.

• Regularly communicates with the Board regarding the Company’s strategic and financial plans and execution of those plans.

Williams Companies | 2026 Proxy Statement 32

Corporate Governance

Board Leadership

The Board reviews at least annually its leadership structure to evaluate whether it remains appropriate for the Company. Pursuant to our By-laws and Corporate Governance Guidelines, the positions of Board Chair and President and CEO may be held by the same or different persons. In 2011, the Board separated the offices of Board Chair and CEO and elected an independent director as Board Chair. Stephen Bergstrom served as our Non-Executive Board Chair from 2017 until July 2025.

Upon Mr. Armstrong's retirement as President and CEO in July 2025, the Board asked Mr. Armstrong to continue to serve on the Board as executive Board Chair. The Board believes Mr. Armstrong is currently in the best position to serve as executive Board Chair due to his proven leadership skills and deep understanding of the Company and the industry. Following this transition, Mr. Bergstrom continued his role of leading the independent directors as the independent Lead Director. The Board believes Mr. Bergstrom is currently in the best position to serve as independent Lead Director due to his successful tenure as non-executive Board Chair for the past 8 years and his broad industry knowledge. At this time, the Board believes that having an executive Board Chair and independent Lead Director is the most appropriate Board leadership structure. The Board retains the flexibility to revise the structure based upon its periodic assessment and thoughtful review of the Company's needs and leadership.

Executive Board Chair	Independent Lead Director

ALAN S. ARMSTRONG In Position Since: 2025 Director Since: 2011	STEPHEN W. BERGSTROM In Position Since: 2025 Director Since: 2016
Key Responsibilities:	Key Responsibilities:

• Setting the Board meeting agenda, in consultation with the independent Lead Director and President and CEO.

• Acting as liaison between the Board and management and overseeing the appropriate flow of information to the Board.

• Assisting the Board committee chairs in preparing agendas.

• Presiding at Board meetings.

• Chairing the annual meeting of stockholders or any special meetings of the stockholders.

• Ensuring robust, independent oversight of the Company's leadership and promoting effective corporate governance.

• Consulting with and providing input to the Board Chair regarding Board meeting agendas.

• Serving as a liaison between the independent directors and the executive Board Chair.

• Convening meetings of the independent directors as needed.

• Presiding at all executive sessions or meetings of the independent directors and presiding at Board meetings at the request or absence of the executive Board Chair.

• Overseeing the performance evaluation of the executive Board Chair and the President and CEO.

• Receiving correspondence from stockholders wishing to communicate with non-management directors.

33 Williams Companies | 2026 Proxy Statement

Corporate Governance

Executing on Effective Corporate Governance

The Board exercises its oversight through the creation and approval of governance policies and best practices, meeting regularly with and without management, including Board committee meetings overseeing specific subject matters, and incorporating feedback received from stockholders.

Corporate Governance Policies and Best Practices

Our Board has developed corporate governance policies and adopted best practices to guide our risk management and ensure that our core values (Collaborative, Courageous, Competitive, and Creative) are engrained in how we do our work every day on behalf of our stakeholders. Our governing documents are available through the Investors page of our website at www.williams.com. If you prefer to receive printed copies of these documents, please send a written request to our Corporate Secretary at The Williams Companies, Inc., One Williams Center, MD 47, Tulsa, Oklahoma 74172. The information on our website is not incorporated by reference or otherwise made a part of this proxy statement.

Governing Documents and Policies

Amended and Restated Certificate of Incorporation of The Williams Companies, Inc. (“Charter”) & By-laws

Establishes our foundational corporate governance requirements and certain stockholder rights, including the following:

• Establishing our Board with no less than 5 and up to 17 directors annually elected by a majority voting standard for uncontested elections.

• Providing the process, procedures, and requirements for Board meetings.

• Allowing the removal of directors by stockholders with or without cause, upon a majority vote.

• Giving stockholders certain rights to nominate directors and include them in any proxy materials (as described in more detail in the “Building an Effective Board” section).

Committee Charters

Each standing Board committee has its own charter establishing the committee’s responsibilities, the process for self-evaluation and reporting to the full Board, and requiring members of the Audit, Compensation, and Governance and Sustainability Committees to be independent as defined by the NYSE Listed Company Manual. For information on each committee’s duties, see the committee descriptions later in this section.

Corporate Governance Guidelines

Provides a framework for our corporate governance and addresses the operation, structure, and practice of the Board and its committees, including the following:

• Establishing the Board’s responsibility for the evaluation and compensation of the President and CEO, management succession, and annual or more frequent review of the Company’s long-term strategic plan.

•    Requiring all directors except the CEO and Board Chair, if the Chair is a member of management, to be independent as defined by the NYSE Listed Company Manual, and requiring the independent directors to meet without management at each regularly scheduled meeting.

• Outlining the criteria important for director candidates.

• Requiring stock ownership guidelines for directors and senior officers.

• Limiting the service of our directors on publicly held company boards and investment company boards and providing a mandatory retirement age for directors unless waived by the Governance and Sustainability Committee.

The Governance and Sustainability Committee reviews these guidelines at least annually and recommends changes to the Board, as necessary.

Williams Companies | 2026 Proxy Statement 34

Corporate Governance

Code of Business Conduct

Addresses, among other things, the Company’s Ethics and Compliance Program, the protection of Company assets, compliance with all laws and regulations, and anti-harassment and other policies related to establishing our work environment. Specific policies addressed in the Code of Business Conduct include:

• Equal Employment Opportunities

• Political Contributions & Conduct & Government Affairs

• Gifts & Entertainment

• Internal Reporting & Non-Retaliation Commitment

• FERC Standards of Conduct

• Drug & Alcohol

• Privacy with Respect to Company & Personal Property & Equipment

• Acceptable Use

• Prohibitions on Discrimination & Harassment

• Gifts to Government & Regulatory Officials & Employees

• Anti-Corruption

• Antitrust

• Workplace Violence Risk Reduction & Response

• Environmental, Health & Safety

• Personal Information Privacy

• External Communication & Disclosure of Information

• Cybersecurity

The Code of Business Conduct is applicable to every Williams employee, officer, including our CEO, Chief Financial Officer, and Chief Accounting Officer, and the Board. The Board reviews the Code of Business Conduct annually and approves any changes. Additionally, all employees complete annual Code of Business Conduct training, and all leaders annually acknowledge and certify to their understanding and compliance with the Code of Business Conduct.

OTHER POLICIES & STANDARDS

Our Board and management have developed several other policies to help ensure the Company complies with all laws and regulations and operates with the highest ethical standards. Those policies include the following:

• Policy on Securities Trading. Prohibits employees, including officers and directors, from engaging in short sales, hedging transactions, speculative transactions, pledging, or any transactions designed to hedge or offset any decrease in the market value of Company securities, including common stock, debt, stock options, and other derivative or non-derivative securities related to Company stock.

• Policy and Procedures with Respect to Related Person Transactions. Establishes the process and procedures governing transactions with related parties. Our written Policy and Procedures with Respect to Related Person Transactions covers any transaction or proposed transaction involving our Company and a related party that exceeds $120,000, and in which the related party had or will have a direct or indirect material interest in the transaction. Related parties include directors and director nominees, executive officers, stockholders beneficially owning more than 5% of the Company’s voting securities, and the immediate family members of directors, executive officers and beneficial stockholders owning more than 5% of the Company’s voting securities. The Board, excluding the director involved directly or indirectly in the transaction, must review and approve any proposed related person transaction involving a director or the chief executive officer. The Governance and Sustainability Committee reviews proposed transactions with any other related persons that would otherwise require disclosure in our SEC filings. If convening a meeting before a related party transaction occurs is impractical, the Governance and Sustainability Committee Chair may review the transaction alone. The Governance and Sustainability Committee, its Chair, or the Board, as applicable, may approve, in good faith, only those related person transactions that are in, or not inconsistent with, the Company’s best interests and the best interests of our stockholders. For this review, considerations include the benefits of the transaction to the Company, the impact on a director’s independence where applicable, the availability of comparable products or services, the transaction terms, the terms available to unrelated third parties and employees generally, and the nature of the relationship between the Company and the related party. No related party transactions required review or approval by the Governance and Sustainability Committee, its Chair, or the Board in 2025.

• Human Rights Policy and Statement. Commits us to principles aimed at promoting, protecting, and supporting all internationally recognized human rights and to avoid complicity in human rights abuses.

• Code of Conduct for Suppliers and Contractors. Sets the expectations for those with whom we work regarding our core values, human rights, ethics and legal compliance, asset and information protection, and environmental, health, and safety matters. Additionally, the policy provides information regarding how to report any concerns or misconduct.

35 Williams Companies | 2026 Proxy Statement

Corporate Governance

Board and Board Committee Meetings

Our Corporate Governance Guidelines require that the Board hold at least four regularly scheduled meetings each year, and that our independent directors meet in executive session, without the CEO or Board Chair, if the Board Chair is not independent, at each regularly scheduled meeting. Our Board met seven times in 2025, and our independent directors met in executive session at each of the four regularly scheduled meetings. Each director attended at least 75% of the aggregate total number of Board and Board committee meetings during their time of Board service in 2025. All of our 2025 directors attended the 2025 annual meeting of stockholders in accordance with our Corporate Governance Guidelines.

7 BOARD MEETINGS for a total of 28 Board and standing Board committee meetings held in 2025

COMMITTEES*
Director	Audit	Compensation & Management Development	Governance & Sustainability	Environmental, Health & Safety
Alan S. Armstrong* Executive Board Chair				•
Stephen W. Bergstrom* Independent Lead Director		•	•
Michael A. Creel	•			Chair
Stacey H. Doré**	•		Chair (Outgoing)
Carri A. Lockhart		•		•
Richard E. Muncrief**		•	Chair (Incoming)	•
Peter A. Ragauss	•		•
Rose M. Robeson	Chair			•
Scott D. Sheffield		•		•
Murray D. Smith***		•		•
William H. Spence		Chair	•
Jesse J. Tyson	•		•
Chad J. Zamarin* CEO

Chair	Committee Chair	*Effective July 1, 2025, Mr. Zamarin joined the Board, Mr. Armstrong became executive Board Chair and was appointed to the EH&S Committee, and Mr. Bergstrom became independent Lead Director.
•	Committee Member

**Ms. Doré did not stand for re-election as a director, and effective April 28, 2026, resigned from the Board and the Audit and Governance and Sustainability Committees. Effective April 28, 2026, Mr. Muncrief became the Governance and Sustainability Committee Chair and rolled off the EH&S Committee.

***Mr. Smith retired from the Board, Compensation Committee, and EH&S Committee effective April 29, 2025.

Williams Companies | 2026 Proxy Statement 36

Corporate Governance

Audit Committee

Key Responsibilities

Standing Audit Committee. Established in accordance with Exchange Act § 3(a)(58)(A).

Oversight of the Independent Auditor. Appoints (taking into account the stockholder vote on ratification), retains, and oversees the independent auditor, including review of independence, qualifications, and performance, and approval of all fees paid and audit/non-audit services performed.

Oversight of Financial Reporting. Oversees the Company’s financial reporting processes, including financial statement integrity, earnings releases, and compliance with legal and regulatory requirements.

Oversight of Risk Assessment and Management. Discusses with management policies related to risk assessment and risk management and steps taken to monitor and control exposures.

Oversight of Internal Audit. Reviews the performance of our internal audit function.

Oversight of Compliance Related to Financial Matters. Reviews Code of Business Conduct complaints or other investigations related to financial and accounting matters and shares oversight with the Governance and Sustainability Committee for government relations and ESG focusing on matters related to numerical integrity, including SEC disclosures.

Oversight of Cybersecurity. Oversees the implementation and effectiveness of risk management protocols for information technology and cybersecurity and reviews material breaches and attacks. The full Board retains oversight of cybersecurity policy and strategy.

2025 Highlights

• Reviewed cybersecurity controls and compliance with Transportation Security Administration mandates and SEC cybersecurity disclosure rules.

• Reviewed rollout of Microsoft AI Copilot and responsible AI framework strategy.

• Reviewed assurance of the annual sustainability report.

• Reviewed the annual Strategic Risk Assessment process.

• Reviewed and approved changes to the Commodity Transaction & Risk Management Policy and regularly reviewed commodity risk management committee materials.

• Reviewed accounting matters related to recent acquisitions.

• Reviewed the Delegation of Authority Policy.

• Reviewed changes to the Global Internal Audit Standards and plans to conform to the changes.

Evaluation and Transparency

• Reviews the charter annually and recommends any changes.

• Evaluates committee performance annually and reports the results to the Board.

• Reports notable activities and approvals to the Board at every regularly scheduled Board meeting.

• Approves the Audit Committee Report included in the proxy statement.

Independent Directors

100%

Charter:

https://www.williams.com/wp-content/uploads/sites/8/2019/11/2024.11.05-Audit-Committee-Charter-CURRENT.pdf

*Ms. Doré resigned from the Board and the Audit Committee effective April 28, 2026.

37 Williams Companies | 2026 Proxy Statement

Corporate Governance

Independence Requirements

The Board determined that all Audit Committee members serving during 2025 and all current Audit Committee members meet the heightened independence requirements in the NYSE’s Listed Company Manual and SEC regulations applicable to audit committee members.

Financial Literacy, Audit Committee Financial Experts

The Board determined that:

• All the members of the Audit Committee serving during 2025 and all current members of the Audit Committee are “financially literate” as defined by the NYSE Listed Company Manual and Company policy.

• The Audit Committee currently has 4 members, including the Chair, that qualify as audit committee financial experts as defined by the SEC: Michael A. Creel, Peter A. Ragauss, Rose M. Robeson, and Jesse J. Tyson.

Our Corporate Governance Guidelines provide that no member of the Audit Committee may serve on more than three public company audit committees, including the Company’s Audit Committee, without Board approval. As of the date of this proxy statement, no member of the Audit Committee is serving on more than three public company audit committees.

Williams balances the operational excellence necessary to meet growing natural gas demand with industry-leading efforts to decarbonize.

Williams Companies | 2026 Proxy Statement 38

Corporate Governance

Compensation and Management Development CommitteE

Key Responsibilities

Oversight of Executive and Equity-Based Compensation. Oversees and approves the executive compensation philosophy, policies, and programs that align the interests of our executives with our stockholders, including setting corporate goals for compensation, evaluating the performance of executives in light of those goals, and approving executive compensation. Oversees equity-based compensation plans and benefit plans that do not require stockholder approval. Oversees material risks associated with our compensation programs. Engages and oversees any independent compensation consultant.

Oversight of Talent Development and Human Capital Management. Reviews succession plans for executive officer positions and assists the Board with succession planning for the CEO as requested. Advises on elements of human capital management, including review of the overall talent management program.

Oversight of Director Compensation and Director and Executive Officer Stock Ownership. Develops and reviews compliance with stock ownership policies for directors and executive officers. Reviews Board compensation annually and makes any recommendations.

2025 Highlights

• Reviewed the Company’s total rewards program, including the Company’s annual pay equity review process.

• Reviewed succession and development plans for executive officers and the CEO.

• Reviewed the Company’s enterprise-wide talent management efforts.

• Considered the effectiveness of the Company’s compensation structure and annual and long-term incentive programs in supporting Williams’ strategy.

• Reviewed the Company’s focus on pay for performance in our compensation program.

• Reviewed and approved executive compensation comparator group following industry trends and regulatory development.

• Reviewed and recommended to the board an amendment to the charter.

Evaluation and Transparency

• Reviews the charter annually and recommends any changes.

• Evaluates committee performance annually and reports the results to the Board.

• Reports notable activities and approvals to the Board at every regularly scheduled Board meeting.

• Reviews and recommends to the Board the approval of the Compensation and Discussion Analysis disclosures for the proxy statement and annual report on Form 10-K.

Independent Directors

100%

Charter:

https://www.williams.com/wp-content/uploads/sites/8/2019/11/2025.07.29-Compensation-and-Management-Development-Charter-from-BV-CURRENT.pdf

*Mr. Smith retired from the Board and the Compensation Committee on April 29, 2025.

39 Williams Companies | 2026 Proxy Statement

Corporate Governance

Independence Requirements

The Board has determined that all members of the Compensation Committee serving during 2025 and all current members meet the heightened independence requirements under the NYSE Listed Company Manual for compensation committee members.

Additionally, members of the Compensation Committee must meet the definition of “Non-Employee Director” included in Section 16 of the Exchange Act. In connection with its assessment of independence of each director that serves on the Compensation Committee, the Board also determined that all Compensation Committee members serving during 2025 and all current members meet the additional independence standards required by the Exchange Act.

Compensation and Management Development Committee Interlocks and Insider Participation

During fiscal year 2025, Stephen W. Bergstrom, Carri A. Lockhart, Richard E. Muncrief, Scott D. Sheffield, Murray D. Smith, and William H. Spence served on the Compensation Committee for all or a portion of time. None of these directors has ever been an officer of the Company or was an officer or employee of the Company during the previous fiscal year, and none has an interlocking relationship requiring disclosure under applicable SEC regulations as follows: (1) none of the Company’s executive officers serve on the Board or compensation committee of a company that has an executive officer that serves on the Williams’ Board or Compensation Committee; and (2) none of our Board members are executive officers of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company.

Independent Executive Compensation Advisor

The Compensation Committee selected and retained Frederic W. Cook & Co., Inc. (“FW Cook”) as an independent executive compensation consulting firm to provide the following services:

• provide competitive market data and advice related to the CEO’s compensation and incentive design;

• review and evaluate management-developed market data and recommendations on compensation, incentive mix, and incentive design for NEOs and certain other executives (excluding the CEO);

• develop the selection criteria and recommend comparator companies for executive compensation and performance comparisons;

• provide information on executive compensation trends and their implications to Williams; and

• provide competitive market data and advice on non-employee director compensation.

The Compensation Committee evaluates the independence of FW Cook, including consideration of the factors specified in Rule 10C-1 under the Exchange Act and the NYSE’s Listed Company Manual, to ensure that the advisor maintains objectivity and independence when rendering advice to the Committee. FW Cook does not provide any additional services to Williams. The compensation consultant reports to the Compensation Committee and is independent of management. The Compensation Committee has determined that the services FW Cook provides do not create a conflict of interest.

Williams Companies | 2026 Proxy Statement 40

Corporate Governance

Environmental, Health and Safety Committee

Key Responsibilities

Oversight of EH&S. Reviews and monitors the Company’s EH&S activities, including compliance with applicable and proposed legislation, regulations, and orders; conformance with industry standards and best practices; people health, safety, and security; environmental sustainability; process safety; asset reliability; operational risk management and asset integrity plans and programs; and emergency response plans and programs.

Provides oversight for the Company’s EH&S practices, including compliance with legal and regulatory requirements. Evaluates EH&S matters as part of the Company’s business operations and strategy.

Monitors efforts to create a culture of continuous improvement in the Company’s EH&S practices and efforts to develop and effectively implement EH&S systems, programs, and policies.

Reviews critical incidents regarding the Company’s assets or operations and oversees management’s monitoring and enforcement of Company policies to protect the health and safety of employees, contractors, customers, the public, and the environment.

Reviews and monitors significant regulatory audits, findings, orders, reports, and/or recommendations issued by or to the Company related to EH&S matters.

2025 Highlights

• Reviewed safety incidents and remediation efforts and recommendations.

• Reviewed and discussed the safety and environmental performance metrics for the Company, including the 2025 AIP metrics and performance related to EH&S.

• Assessed current and developed new 2026 AIP metrics and performance related to EH&S.

• Reviewed an in-depth analysis regarding historical employee inquiries.

• Assessed the impact of the current administration's deregulation requirements and their impact on applicable EH&S and pipeline safety regulations.

• Reviewed asset integrity and pipeline safety regulatory updates.

Evaluation and Transparency

• Reviews the charter annually and recommends any changes.

• Evaluates committee performance annually and reports the results to the Board.

• Reports notable activities and approvals to the Board at every regularly scheduled Board meeting.

Independent Directors

Majority

Charter:

https://www.williams.com/wp- content/uploads/sites/ 8/2019/11/2021.07.28-EHS-Committee-Charter-CURRENT.pdf

* Mr. Armstrong joined the Environmental, Health and Safety Committee on July 1, 2025.

**Mr. Smith retired from the Board and the Environmental, Health and Safety Committee on April 29, 2025.
***Mr. Muncrief will rotate off the Environmental, Health and Safety Committee effective April 28, 2026.

41 Williams Companies | 2026 Proxy Statement

Corporate Governance

Governance and Sustainability Committee

Key Responsibilities

Oversight of Board and Committee Membership. Reviews the size, structure, and composition of the Board and its committees and recommends any changes to the Board, including developing director qualifications and identifying and recommending any director candidates and conducting a preliminary review of independence, financial literacy, and other expertise required for certain committees.

Oversight of Governing Policies, Practices, and Procedures. Monitors significant developments in corporate governance, reviews stockholder proposals and correspondence, annually reviews key governance documents, including the Corporate Governance Guidelines and the Code of Business Conduct.

Oversight of Officer Appointments. Reviews management’s officer recommendations.

Oversight of ESG. Oversees ESG policies and strategy, including matters that may arise due to climate change and energy transition, and reviews emerging issues, trends, major legislative and regulatory developments, stakeholder engagement, or other public policy matters related to ESG that may affect business operations, material financial performance, or the reputation of the Company.

Oversight of Ethics and Compliance. Oversees risks related to our Ethics and Compliance Program, including the implementation and effectiveness of the program, policies, and procedures regarding compliance with the Code of Business Conduct. Reviews any related party transactions.

2025 Highlights	Evaluation and Transparency

• Reviewed and recommended to the Board an amendment to the Compensation Committee Charter to clarify a definition.

• Reviewed and approved various Company policies to further align with more nimble processes, best practices, and stakeholder expectations.

• Reviewed various proposed and final SEC rules pertaining to corporate governance and disclosures.

• Continued evaluating several director candidates.

• Reviewed, analyzed and recommended the current Board leadership structure and proposed to the Board amendments to the Corporate Governance Guidelines reflecting the new Board leadership structure.

• Reviewed stockholder correspondence.

• Reviews the charter annually and recommends any changes.

• Evaluates committee performance annually and reports the results to the Board.

• Reports notable activities and approvals to the Board at every regularly scheduled Board meeting.

• Oversees and assists the Board in review of the Board’s performance.

Independent Directors

100%

Charter:

https://www.williams.com/wp-content/uploads/sites/8/2020/04/2023.07.25-CURRENT-Governance-and-Sustainability-Committee-Charter.pdf

*Mr. Muncrief was elected Chair of the Governance and Sustainability Committee effective April 28, 2026.

**Ms. Doré resigned from the Board and the Governance and Sustainability Committee effective April 28, 2026. She served as Chair of the Governance and Sustainability Committee throughout 2025 until April 28, 2026

Williams Companies | 2026 Proxy Statement 42

Corporate Governance

Stockholder Engagement

We proactively seek year-round engagement with stockholders as a cornerstone of our corporate governance practices. Ongoing and constructive dialogue helps us provide the transparency necessary to build relationships and keeps us informed on emerging issues important to our stockholders. The valuable feedback we receive also helps us to better align our strategy with stockholder expectations. We seek out many ways to foster this collaborative relationship, such as through ESG non-deal roadshows, conferences, and quarterly calls. For more information on our engagement with all stakeholders, please see our Sustainability Report published on our website, www.williams.com, which is not incorporated herein.

In 2025, our executive officer team engaged with institutional stockholders from investment firms representing over 50% OF OUR SHARES OUTSTANDING

WILLIAMS YEAR-ROUND ENGAGEMENT PROCESS

• Institutional Investors	• Proxy Advisory Firms
• Retail Stockholders	• Rating Agencies
• Sell-side Analysts	• ESG Raters/Rankers
• Bond Holders	• Clean Energy Investments
• Pension Funds

During 2025, members of our executive management team engaged in 15 investor conferences, 4 non-deal roadshows (“NDR”), including an ESG-specific NDR, 16 Q&A sessions, and 47 conference calls. Through these stockholder outreach efforts, our executive officer team engaged with institutional stockholders from investment firms representing over 50% of Williams' shares outstanding. Additionally, in 2026, Williams hosted its second Clean Energy Expo in Washington D.C. in conjunction with our Analyst Day, which was open to regulators, politicians, analysts, and investors.

Our Board also periodically invites top institutional investors to present at our Board meetings where such representatives may share their perspective on the Company and our industry. This includes institutional investors with no investment in Williams, so the Board can hear this perspective.

Other facets of our engagement program include quarterly earnings calls during which our executive management team responds to analysts’ questions regarding both historical results and forward-looking information. We post presentations from investor conferences on the Investor Relations tab of our website where stockholders can also find earnings releases, sustainability reports, Williams’ stock information, and other financial and operational information.

We also have a dedicated Investor Relations group that receives and responds to investor telephone and email correspondence.

• Financial and Long-Term Business Strategy	• Cybersecurity	• Sustainability
• Strategic Acquisitions and Projects	• Board Governance	• Diversity and Inclusion
• Project Updates and Completion	• Executive Compensation	• Emission Reduction Strategies/Progress
• Management/Executive transition planning	• Human Capital Management

The Board and management evaluate the feedback received during our engagement with stockholders, including the voting results from our annual meeting, and integrate it into their discussions and decision-making processes, as appropriate. Our dialogue with stockholders in recent years has led to, among other things:

• Our decision to join the Oil and Gas Methane Partnership 2.0 (“OGMP 2.0”), which is a measurement-based international methane emissions reporting framework.

• Continued enhancements in our sustainability reporting frameworks and sustainability metrics.

• Refinement of our executive compensation practices with the incorporation of environmental performance metrics, and in 2022, the addition of a methane emissions reduction performance metric into our annual incentive program.

• Guidance of our capital allocation and strategy.

Any stockholder or other interested party may communicate with our independent non-management directors, individually or as a group, by contacting our Corporate Secretary or Independent Lead Director. The contact information is maintained through the Investors page on our website, www.williams.com, and is as follows:

Attn: Independent Lead Director	Attn: Corporate Secretary
The Williams Companies, Inc.	The Williams Companies, Inc.
One Williams Center, MD 49	One Williams Center, MD 47
Tulsa, Oklahoma 74172	Tulsa, Oklahoma 74172

43 Williams Companies | 2026 Proxy Statement

Corporate Governance

Board Oversight of Certain Areas

Enterprise Risk and Financial Oversight

At each regularly scheduled Board meeting, the directors meet with management to discuss and approve strategic plans, financial goals, capital spending, and other factors critical to successful performance. The Board also participates in an annual strategy session to evaluate our long-term strategy, which is developed by executive management and incorporates the top risks that could affect the execution of our strategy.

Our risk framework is based on the Enterprise Risk Management Integrated Framework developed by the Committee of Sponsoring Organizations of the Treadway Commission. Our risk taxonomy consists of 20 risks consolidated into four classifications: Strategic, Financial, Operational, and Legal & Compliance.

4 CUSTOM SCENARIO ANALYSES are used to test our long-term strategy under a range of potential outcomes using a variety of external inputs and internal analysis.

Through our strategic risk assessment process, which includes various leaders from across the organization, we identify the top risks that could have the largest impact on our strategy from the list of 20 risks. For each top risk, management distinguishes a risk tolerance and assigns a risk alignment rating, and a member of our executive management team is responsible for oversight. Management presents the details of the Strategic Risk Assessment process to the Audit Committee, and executive management discusses top risks, tolerance, and alignment rating with the Board as a part of our long-term strategy. Each Board committee also reviews risks that are in the committee's subject matter expertise through various Board reports and management discussions, which may incorporate top risks identified through the Strategic Risk Assessment process.

Cybersecurity

The Board and the Audit Committee are responsible for oversight of our cybersecurity risk. The Board oversees cybersecurity-related policy and strategy. As part of this oversight, our Board reviews a cybersecurity dashboard, which includes key performance indicators for cybersecurity process maturity, operational performance, and enterprise performance toward Transportation Security Administration compliance. Additionally, our Chief Information Officer (“CIO”) and/or our Chief Information Security Officer (“CISO”), present to the Board annually regarding our cybersecurity risks and strategies. The Audit Committee reviews the implementation and effectiveness of cybersecurity risk management protocols and reviews the effectiveness of information technology security as part of the Company’s accounting and internal control policies. As part of this oversight, our CIO and/or CISO present to the Audit Committee bi-annually, as well as periodically in conjunction with any internal audits related to cybersecurity.

We have implemented a comprehensive risk-based Cybersecurity Program that is aligned with the National Institute for Standards and Technology’s (“NIST”) Cybersecurity Framework. Our CISO collaborates with internal stakeholders to develop, implement, and maintain the Cybersecurity Program, ensuring that the program addresses the evolving cybersecurity risk landscape. The CISO also engages with executive leadership to ensure that cybersecurity remains integrated with our overall risk management and strategic objectives. The Cybersecurity Program incorporates best practices and industry standards from multiple sources and includes, but is not limited to, the following elements: risk assessment, policies and procedures, contract management, training and awareness, auditing, compliance monitoring and testing, table-top exercises, and incident response. We further engage with third-party assessors, consultants, auditors, and other experts to review, validate, and enhance our cybersecurity practices. Additionally, we maintain industry-standard cybersecurity insurance to provide further protection against cybersecurity risk.

Williams Companies | 2026 Proxy Statement 44

Corporate Governance

Ethics and Compliance

All EMPLOYEES COMPLETE annual Code of Business Conduct training.

Our Governance and Sustainability Committee annually reviews and amends as necessary our Code of Business Conduct and Code of Conduct for Suppliers and Contractors, which set the ethical conduct expectations for our Company, contractors, and suppliers. See earlier in this section for a description of these policies.

We maintain an Ethics and Compliance Program, which is overseen by our Chief Ethics and Compliance Officer (“Chief Compliance Officer”) to administer Code of Business Conduct training and ensure compliance with Company policies, including Federal

Energy Regulatory Commission compliance. We encourage our employees to report suspected violations of any law, regulation, or Company policy and offer several confidential mechanisms for reporting. Our Chief Compliance Officer, or his/her delegee, and the General Counsel report to the Audit Committee regarding accounting and auditing concerns and to the Governance and Sustainability Committee regarding all other Code of Business Conduct concerns or calls to our ethics hotline. The report is generated by our Business Ethics Resource Center (“BERC”) and contains hotline metrics, investigation volume and outcomes, and benchmarking data. At least annually, the Governance and Sustainability Committee reviews the effectiveness of our Ethics and Compliance Program. In January 2023, we presented the results of a third-party assessment of our Ethics and Compliance Program to the Governance and Sustainability Committee.

We also have an Ethics Advisory Panel with representatives from across the Company that meets regularly to oversee the effectiveness of our Ethics and Compliance Program, review comparative benchmark metrics, and recommend enhancements as needed.

WILLIAMS BOARD OF DIRECTORS

AUDIT COMMITTEE	GOVERNANCE AND SUSTAINABILITY COMMITTEE

ETHICS ADVISORY PANEL
Made up of high-level representatives from across the enterprise. Meets regularly to oversee the effectiveness of the Ethics and Compliance Program.

CHIEF ETHICS AND COMPLIANCE OFFICER
Responsible for adopting, implementing, and maintaining the Ethics and Compliance Program for Williams.

FERC COMPLIANCE OFFICER	MANAGER, ETHICS AND REGULATORY COMPLIANCE BUSINESS ETHICS RESOURCE CENTER

45 Williams Companies | 2026 Proxy Statement

Corporate Governance

Public Policy and Political Activity

The Governance and Sustainability Committee, comprised solely of independent directors, annually reviews the Company’s political contributions, including trade associations’ and other tax-exempt organizations’ dues attributable to lobbying. The Governance and Sustainability Committee and the Audit Committee share oversight responsibility of government relations, with the Governance and Sustainability Committee focusing on policy matters and the Audit Committee focusing on matters concerning numerical integrity.

We actively participate in the political process, including contributing to state and federal public policy discussions, through the lobbying efforts of our Government Affairs and Outreach department and trade associations. Political contributions are made with corporate contributions and from both WILLCO PAC and WILLCO CE PAC, Williams’ political action committees, which are registered with the Federal Election Commission. WILLCO PAC and WILLCO CE PAC are independent, nonpartisan entities that raise voluntary contributions from eligible Williams employees to support candidates for congressional and state offices, as permitted by law. The WILLCO PAC and WILLCO CE PAC do not make contributions to

Trendsetter

FOR SEVEN
CONSECUTIVE YEARS

on the Center for Political
Accountability’s CPA-Zicklin
Index, scoring over 90% on this
comprehensive benchmark rating
of political disclosure and
accountability policies and
practices for election-related
spending by S&P 500 companies.

Presidential candidates. WILLCO PAC and WILLCO CE PAC’s giving includes bipartisan contributions to federal and state campaign committees and candidates for elected office. Our corporate giving includes bipartisan contributions to state and local candidates and campaign committees, where allowed by applicable law. In determining which candidates and initiatives to support, Williams, WILLCO PAC, and WILLCO CE PAC balance the views promoted by a candidate or ballot initiative, the qualifications and effectiveness of the candidate or organization to which the contribution is made, and the appropriateness of the company’s level of involvement in the election or ballot initiative. With respect to particular candidates, the Company’s considerations include the candidate’s understanding of our industry and support for our positions on issues concerning our businesses; position on key committees that consider legislation critical to our business interests; leadership or potential for leadership; representation where Williams’ employees or facilities are located; and viability as a successful candidate. We provide a link on our website to the Office of the Clerk for the U.S. House of Representatives, where our federal disclosures for lobbying activities are available, including our aggregate spending for federal lobbying and payments to lobbying service providers.

Williams’ government and regulatory affairs team also regularly engages directly with elected officials, nongovernmental organizations, and nonprofits to gain perspectives and to educate about our projects and the critical role and benefits of natural gas in meeting growing energy demands and displacing high carbon emissions fuels. We also actively engage with a broad range of trade associations at the national, state, and local levels to amplify our voice on policy issues. Williams is a founding member of Natural Allies for a Clean Energy Future, a coalition of industry leaders, labor partners, and other allies of the natural gas industry partnering with renewable energy. In 2026, we hosted our second Clean Energy Expo, inviting politicians and industry experts to talk about the benefits of natural gas and pathways to a lower-carbon energy future.

Williams Companies | 2026 Proxy Statement 46

Corporate Governance

Community Ties

>400 STAKEHOLDER ENGAGEMENTS in 2025

Williams seeks open dialogue and proactive membership with the communities where we operate. We strive to build trust and collaborative relationships by making transparent disclosures, soliciting feedback to understand how projects impact the health, safety, and economic development of our communities, and exploring collaborative outcomes built on open communication. In 2025, the Governance and Sustainability Committee approved amendments to the Code of Conduct for Suppliers and Contractors to address sustainable procurement, habitat protection, and water stewardship. Additionally, our management team has adopted our Human Rights Policy and Statement outlining our commitment to respect human rights and our Indigenous People Policy and Statement covering best practices for engaging this key stakeholder group. Both statements are available on our website.

Williams also invests time and resources in our communities far beyond our daily operations focusing on initiatives that help employees and strengthen communities.
We bring our teams’ energy to help in a wide range of efforts such as our giving program, annual volunteer week, and supporting employees who serve on boards.
The Governance and Sustainability Committee annually reviews Williams’
charitable contributions.

>$15.1M CONTRIBUTIONS to 2,371 organizations across 47 states in 2025.

Human Capital Management

CEO Evaluation and CEO and SENIOR Management Succession

The Board annually meets in executive session to assess the CEO’s performance and collaborates with the CEO in setting the CEO’s performance goals. The board also maintains a structured process for CEO succession planning, which includes:

•
Annual review of the CEO succession plan by the Board, encompassing both long-term and interim strategies for addressing unforeseen, immediate succession needs.
•
Presentations by the CEO and Chief Human Resources Officer, which include succession plans for the CEO, encompassing readiness assessments of potential successors and development actions for identified individuals.

The Compensation Committee conducts a similar succession planning process for other executive officers, focusing on both long-term and interim strategies for unforeseen, immediate succession needs. To provide senior leaders with visibility and exposure to the Board, we organize quarterly breakfast meetings between the Board and individual senior leaders from across the Company, and we host Board dinners with our senior leaders. To provide senior leaders with visibility and exposure to our investors, we seek opportunities for them to connect and engage through various conferences, meetings, and road shows.

Talent Attraction and retention

We know that our strategic and operational results rely on attracting and retaining the best talent in the industry. Our Compensation Committee advises on elements of human capital management, including review of the overall talent management program and diversity and inclusion efforts.

To attract top notch talent, we utilize various tools to reach and appeal to a broad set of candidates and implement processes to remove potential for unintended biases in hiring, including AI functionality to facilitate candidate sourcing and screening, inclusive job descriptions, enhanced interview guides, and strategic partnerships with colleges and universities.

26% EMPLOYEE MEMBERSHIP in one or more of Williams’ 10 Employee Resource Groups.

47 Williams Companies | 2026 Proxy Statement

Corporate Governance

Our retention and development efforts include leading benefits, flexible work arrangements, and opportunities to collaborate with one another and give back to our communities. We also offer robust training programs to support the compliance, safety, skill, and professional development of our employees, including baseline development programs for all employees, focused programs for new leaders, and supplemental training such as on-demand LinkedIn Learning and Catalyst resources. As of December 31, 2025, our internal promotion rate was 15.4% demonstrating our development and promotion of our employees from within the Company.

41% FULFILLMENT of open positions by internal candidates in 2025.

Williams leverages employee-led resource groups (“ERGs”) as a key mechanism to better understand and respond to business needs from the employee perspective, particularly in the areas of engagement, development, and inclusion. In 2025, ERG engagement remained strong and served as an important bridge between employees and communities in which Williams operates. During 2025, employees supported a wide range of community events, including Tulsa’s annual Veterans Day Parade, Dr. Martin Luther King Jr. and Pride parades in Tulsa and Houston, and the Native American Day Parade, reinforcing Williams commitment to inclusion, service, and community connection. We scored 100 (out of 100) on the Human Rights Campaign’s Corporate Equality Index criteria, and we were also recognized in 2025 as a Veteran Employer Champion by VETS Indexes.

safety

Our Environmental, Health and Safety Committee shares oversight with the Compensation Committee for employee health and development. Our Environmental, Health and Safety Committee also monitors, among other things, efforts to create a culture of continuous improvement in the Company’s environmental, health and safety practices and efforts to develop and effectively implement environmental, health and safety systems, programs, and policies. This includes monitoring people health, safety, and security; process safety; asset reliability; operational risk management; and asset integrity plans and program; and emergency response plans and programs.

>58,000 HOURS OF SAFETY- RELATED TRAINING COMPLETED IN 2025

We strive to continuously improve and empower our employees to operate our assets in a safe, reliable, and customer-focused manner that protects our employees and contractors, safeguards the public, and secures our infrastructure. With a focus on continuous improvement, our Plan-Do-Check-Act cycle enhances our safety performance by streamlining initiatives and cultivating a culture of proactive risk management. Our emphasis includes hazard recognition, process safety mindset, and life critical operating requirements. We also recognize that it is imperative that we preserve the integrity of our assets to protect the communities and ecosystems surrounding our operations. Some of our key programs and policies include integrity assessments, integrity data integration, and operational risk management.

The Environmental, Health and Safety Policy describes our commitment to integrating workforce safety into our operations, and our Safety Commitment and Pillars, which were developed by employees across the organization to reinforce our safety culture. Such commitment is expressed as follows:

“At Williams, safety is our highest priority. We are committed to Zero Incidents because we care about each other, our families, and the communities where we live, work, and serve our customers. We are committed to a safety culture that delivers top-tier safety performance through individual ownership, operational discipline, shared learning, and prompt action.”

Williams Companies | 2026 Proxy Statement 48

Corporate Governance

Environmental Stewardship and Sustainability

Environmental sustainability at Williams is about driving long-term financial success, providing affordable and reliable energy while being good stewards of our natural resources, and leveraging our natural gas strategy and infrastructure to build a clean energy future. Our entire Board and each Board Committee plays a role in oversight. Our Governance and Sustainability Committee oversees (a) our ESG strategy and policies, including matters that may arise due to climate change and energy transition and (b) reviews current and emerging issues, trends, major legislative and regulatory developments, stockholder engagement, or other public policy matters related to ESG. At every regularly scheduled Governance and Sustainability Committee meeting, management provides an ESG report, as well as updates on the development of our annual Sustainability Report. Our Audit Committee shares responsibility with the Governance and Sustainability Committee for ESG oversight, focusing on matters concerning numerical integrity. Our Compensation Committee modifies the compensation program as needed to help progress our sustainability-related goals. Our Environmental, Health and Safety Committee monitors environmental, health and safety matters, including compliance with applicable and proposed legislation, regulations, and orders; conformance with industry standards and best practices; and environmental sustainability. Finally, our full Board oversees management of sustainability-related risks and opportunities, integration of ESG into our corporate strategy, and reviews our Sustainability Report prior to publication.

We have a Sustainability Steering Committee comprised of leaders from across the Company, including operations, project execution, and corporate strategy. These leaders champion the development and implementation of sustainability initiatives across our business and provide directional feedback in the preparation of our Sustainability Report and other sustainability-related content. Our Director of Business Development and Sustainability leads the development and execution of our sustainability integration strategy, including engaging with external stakeholders to understand sustainability expectations and communicating our performance and management practices. Key focus areas for 2025 included: emissions reduction efforts, permitting reform, and our growing power innovation business.

COMMITTED TO SUSTAINABLE OPERATIONS

Williams strives to preserve the environment for future generations by avoiding, minimizing and mitigating potential impacts on biodiversity and land during the routing, siting, construction, maintenance, remediation, and retirement of pipelines and facilities. We conduct Geographic Information System (GIS) analyses, computer-based reviews, and site-specific surveys to pinpoint sensitive environmental, cultural, and historic areas. In addition to working with permitting agencies, Williams collaborates with interest groups, biodiversity and land mapping experts, community organizations, and land management agencies to develop appropriate impact minimizations, restoration, and offset plans. Williams is committed to strong landowner engagement and partnership, responsibly installing pipelines during construction, and, when assets are retired, restoring the land to its original state or beyond, while creating opportunities for beneficial reuse.

Williams understands water is a precious resource, and we work to use it responsibly during asset construction, operation, and retirements. Williams’ environmental inspection, compliance and corrective action programs, such as our Environmental Assessment Program, help us adhere to all relevant environmental laws and regulations regarding water use. We try to avoid construction through wetlands and sensitive streams, reduce workspaces in or near water features, and monitor operational water usage and the impact of our operations on water-stressed regions.

49 Williams Companies | 2026 Proxy Statement

Corporate Governance

We continuously work to reduce our operational GHG emissions that occur across our assets. Our efforts to reduce operational GHG emissions include operating our assets efficiently through preventative maintenance, conducting leak detection and repair assessments, process improvements, such as implementing recompression measures and evaluating usage of gas drivers versus electric motors. Additionally, we are focused on modernizing our facilities, including installing emission reduction equipment such as compressor vent gas recovery systems and emission control devices, which are included in our Emissions Reduction Program. We prioritize accurate measurement and transparent communication about our emissions to help our subject matter experts develop emissions reduction strategies. In our Sustainability Report, you can find our GHG emissions totals and methane intensities by industry segment.

Williams collaborates with peer companies, technology enablers, and trade associations to uncover and implement innovative best practices as well as advocate for sound, actionable energy and decarbonization policies. Some of these initiatives include NextGen Gas, where we are offering end-to-end certified gas deliveries, where natural gas is securely measured, tracked, and independently verified; carbon capture and sequestration (CCS), where we are developing infrastructure required to capture, transport, and sequester CO2 ; solar and battery storage, where we are evaluating the development of behind-the-meter photovoltaic solar and battery systems to offset current electricity consumption at existing facilities and looking to scale these projects for third-party energy demand; and renewable natural gas, where we are constructing new interconnects and pipeline extensions to make use of low or negative carbon substitutes for fossil-derived natural gas that comes from landfill waste, municipal water treatment facilities, livestock farms, or food waste operations.

Committed to a clean energy future

In 2021, we launched New Energy Ventures, a business development group focused on commercializing innovative technologies, markets, and business models. New Energy Ventures collaborates across Williams to evaluate and implement projects that expand our clean energy business and support emissions reductions. In 2022, we developed a Corporate Venture Capital program to help commercialize innovative technologies. The program includes direct investments in early-stage, innovative technologies at the forefront of the energy transition. The program focuses on integrating our large-scale infrastructure with emerging technologies to serve customers better and advance the clean energy marketplace. Some of our investments to date focus on emissions quantification, monitoring, reporting, and verification through companies such as Context Labs, Orbital Sidekick, and Longpath Technologies, and investments to develop clean hydrogen with best-in-class energy efficiencies through Aurora Hydrogen.

For more information regarding our sustainability efforts, please review our annual Sustainability Report located on our website, www.williams.com/sustainability/ along with our response to the CDP Climate Change Questionnaire, the contents of which are not incorporated herein by reference.

Williams
WE MAKE CLEAN ENERGY HAPPEN®
Sustainability Report 2024
EXPERIENCE POWERS US

For alignment with stakeholder requests and a high degree of transparency, Williams referenced the Sustainability Accounting Standards Board (SASB) Oil and Gas Midstream Standards, Task Force on Climate Related Financial Disclosures (TCFD), Global Reporting Initiative (GRI) Standards, the United Nations Sustainable Development Goals (SDGs), and IFRS Foundation S2 Climate-related Disclosures to guide the development of our 2024 Sustainability Report. The report was prepared in accordance with the GRI Standards 2021, including GRI 11: Oil and Gas Sector Standard. The report reflects on our most impactful sustainability topics prioritized through our materiality assessment, updated in March 2025. Additionally, the report addresses numerous other topics of interest to a broad range of our stakeholders. In 2025, we conducted independent third-party limited assurances for select 2024 GHG emissions and safety data. Our internal audit team also reviewed the supporting documentation for the data and verified the evidence. Our efforts garnered numerous recognitions, which are listed in the "**Compensation Discussion and Analysis**" section.

Williams Companies | 2026 Proxy Statement 50

EXECUTIVE COMPENSATION APPROVAL

Proposal 2:

Approve, on an Advisory Basis, the Compensation of Our

Named Executive Officers

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

We request our stockholders’ non-binding, advisory vote on our NEO compensation as disclosed, in accordance with the SEC’s rules, in this proxy statement. This proposal is commonly known as a “say-on-pay” proposal.

As discussed in the “Compensation Discussion and Analysis” section as well as in the tables in the “Executive Compensation Tables and Other Information” section, our compensation programs are designed to attract and retain the talent needed to drive stockholder value and help each of our businesses meet or exceed financial and performance targets. Our compensation programs are intended to reward our NEOs for successfully implementing our strategy to grow our business and create long-term stockholder value. We believe our programs effectively link executive pay to the financial performance of the Company while also aligning our NEOs with the interests of our stockholders. The following are some key points that demonstrate our commitment to aligning pay to performance:

•
the significant majority of NEO target compensation is in the form of long-term equity awards, ensuring pay is linked to the performance of our Company’s common stock;
•
during 2025, we measured performance-based RSU awards by CROIC and AFFO per share, with relative TSR as a modifier, which focuses performance on our commitment to improve CROIC performance, cash generation, and strong stock price performance in relation to our comparator group; and
•
our Annual Incentive Program aligns payments to actual performance on pre-established targets effectively linking the Company’s financial, environmental, and safety performance to NEO pay.

We are seeking our stockholders’ support for our NEO compensation as detailed in this proxy statement. This proposal conforms to SEC requirements and seeks our stockholders’ views on our NEO compensation. It is not intended to address any specific element of compensation, but rather the overall compensation provided to our NEOs, including our pay philosophy, our pay principles, and our pay practices as described in this proxy statement. The Board asks that you vote “FOR” the following resolution:

RESOLVED, that the stockholders of The Williams Companies, Inc. (the “Company”) approve, on an advisory basis, the executive compensation of the Company’s named executive officers as disclosed within this proxy statement pursuant to the compensation disclosure rules of the Securities Exchange Act of 1934, as amended (Item 402 of Regulation S-K), which includes the Compensation Discussion and Analysis, the compensation tables, and any related narrative discussion contained in this proxy statement.

Your vote is advisory and will not be binding on the Board, overrule any Board decision, or require the Board to take any action. However, the Board will consider the outcome of the vote when evaluating future executive compensation decisions for NEOs. We currently conduct annual advisory votes on executive compensation, and we expect to conduct the next advisory vote at our 2026 annual meeting of stockholders.

51 Williams Companies | 2026 Proxy Statement

Compensation Discussion and Analysis

Table of Contents
CD&A Executive Summary	52	Annual Cash Incentives	61
Our Commitment to Pay for Performance	53	Long-Term Incentives	65
Business Overview	54	Benefits and Other Compensation Program Details	69
Sustainability Recognition	55
Additional Business Updates	56	Compensation and Management Development Committee Report	72
Compensation Program Overview	57
Compensation Program Components	61	Executive Compensation Tables and Other Information	73
Base Pay	61

CD&A Executive Summary

The Compensation Discussion and Analysis (“CD&A”) provides a detailed description of the objectives and principles of Williams’ executive compensation programs. It explains how compensation decisions are linked to performance as compared to the Company’s strategic goals and stockholder interests. Generally, Williams’ executive compensation programs apply to all officers; however, this CD&A focuses on the Named Executive Officers (“NEOs”) for the Company for the 2025 fiscal year. The Company’s NEOs for the 2025 fiscal year are Mr. Zamarin, Mr. Armstrong, Mr. Wingo, Mr. Porter, Mr. Larsen, and Mr. Wilson, as well as former executive officer Mr. Dunn.

Our Named Executive Officers

Chad J. Zamarin President and Chief Executive Officer	Alan S. Armstrong Executive Board Chair and Former President and Chief Executive Officer	Robert R. Wingo EVP Corporate Strategic Development	John D. Porter EVP and Chief Financial Officer	Larry C. Larsen EVP and Chief Operating Officer

T. Lane Wilson SVP and General Counsel	Micheal G. Dunn Former EVP and Chief Operating Officer

We seek stockholder support on our executive compensation pay programs annually. In 2025, our stockholders supported our programs with 96.6 percent “for” votes. Our compensation programs continue to evolve, and certain changes were made in 2025

Williams Companies | 2026 Proxy Statement 52

Compensation Discussion and Analysis

and 2026. In 2025, we engaged with institutional investment firms representing over 50 percent of our outstanding shares of Williams common stock, providing the opportunity to discuss human capital management and our compensation programs. We address our compensation program design and the strong linkage between pay and performance throughout this document.

2025 Leadership Transitions

In 2025, we executed upon a planned leadership transition which we believe positions the Company for continued longer term operational and financial success which drives stockholder value.

May Leadership Change

•
Mr. Dunn: Retired as Executive Vice President and Chief Operating Officer
•
Mr. Larsen: Promoted to Executive Vice President and Chief Operating Officer after having served as Senior Vice President Gathering & Processing

July Leadership Changes

•
Mr. Zamarin: Promoted to President and Chief Executive Officer after having served as Executive Vice President Corporate Strategic Development
•
Mr. Armstrong: Transitioned from President and Chief Executive Officer to executive Board Chair
•
Mr. Wingo: Hired as Executive Vice President Corporate Strategic Development

The impact of the changes noted above on executive compensation will be outlined in the tables and related footnotes which follow.

Our Commitment to Pay for Performance

We design our compensation programs to support our commitment to performance. In 2025, at target, 80 percent or more of a NEO’s annual target compensation is variable based on our company performance.

53 Williams Companies | 2026 Proxy Statement

Compensation Discussion and Analysis

Business Overview

Our reliable earnings, healthy balance sheet, and strong operational performance produced strong results in 2025 as demonstrated by record Adjusted EBITDA and contracted transmission capacity and as shown in the following table and narrative. This also produced positive results in our Annual Incentive Program (“AIP”) and performance-based RSUs demonstrating our alignment between pay and performance. The table details our 2025 performance and compounded annual growth rates (“CAGR”) for Adjusted EBITDA, Adjusted Earnings Per Share, Available Funds from Operations (“AFFO”), Return on Capital Employed (“ROCE”), and improvement in Net Debt/Adjusted EBITDA. We also provide information highlighting our leading sustainability-related progress. Additionally, the Company has met or exceeded the midpoint of our guidance to the market for Adjusted EBITDA in each of the eight most recently completed calendar years.

Growing Our Key Financial and Operational Metrics

Adjusted EBITDA

2020
$ 5.105 B
2021
$ 5.635 B
2022
$ 6.418 B
2023
$ 6.779 B
2024
$ 7.080 B
2025
$ 7.750 B

2020-2025 CAGR [2] **9%**

Adjusted Earnings Per Share

2020
$1.10
2021
$1.36
2022
$1.82
2023
$1.91
2024
$1.92
2025
$2.10

2020-2025 CAGR [2] **14%**

Available Funds from Operations

2020
$3.638 B
2021
$4.073 B
2022
$4.918 B
2023
$5.213 B
2024
$5.378 B
2025
$5.858 B

2020-2025 CAGR [2] **10%**

ROCE %[1] (Return on Capital Employed)

2020
7%
2021
9%
2022
10%
2023
10%*
2024
10%*
2025
10%*

2020-2025 CAGR [2] **7%**

Net Debt to Adjusted EBITDA

2020
4.35 x
2021
3.90 x
2022
3.55 x
2023
3.58 x
2024
3.79 x
2025
3.71 x(3)

Improvement since 2020 **15%**

Sustainability Recognition

Williams achieved the top score in S&P Global's 2025 Corporate Sustainability Assessment (CSA) for the North American Oil & Gas Storage & Transportation industry, as of March 18, 2026. In 2025, Williams was named for the fifth consecutive year to the Dow Jones Best-in-Class North America index and for the fourth consecutive year to the World index.

* Adjusted for excess Construction Work in Progress (“CWIP”) or certain projects not yet in service.

Note: These metrics contain non-GAAP measures. A reconciliation of these non-GAAP financial measures to their nearest GAAP comparable financial measure is included in Appendix A.

(1)
ROCE is Adjusted EBITDA, less included depreciation and amortization, divided by the sum of the average balances of Investments, Property, plant, and equipment – net, and Intangible assets – net.
(2)
CAGR is compound annual growth rate.
(3)
Debt is net of cash on hand and excludes $573 million of cash purchases of certain reimbursable long-lead power innovation equipment in 2025.

Williams Companies | 2026 Proxy Statement 54

Compensation Discussion and Analysis

3 Year Total Stockholder Return

The below chart compares Williams’ cumulative total stockholder return (“TSR”) on our common stock (assuming reinvestment of dividends) to the cumulative total return of the S&P 500 Index, the Arca Natural Gas Index, and the Bloomberg US 3000 Oil & Gas Supply Chain Index assuming the investment of $100 at the end of 2022.

	2022	2023	2024	2025
The Williams Companies, Inc.	$100.00	$111.95	$181.76	$208.82
S&P 500 Index	$100.00	$126.26	$157.82	$186.01
Arca Natural Gas Index	$100.00	$107.73	$130.29	$147.68
Bloomberg US 3000 Oil & Gas Supply Chain Index	$100.00	$99.15	$108.47	$115.83

Sustainability Recognition

Williams is leveraging its natural gas-focused strategy and innovating technologies to solve one of the greatest challenges of our generation: meeting the world’s need for clean, affordable, and reliable energy. We are focused on immediate opportunities to provide reliable services, reduce emissions, strategically integrate renewables, and build a clean energy economy. We have established a set of complimentary greenhouse gas emissions goals that drive transparency and accountability of our business. We are progressing our near-term climate commitment with a goal of a 30% reduction in company-wide Scope 1 and 2 greenhouse gas emissions intensity from 2018 levels by 2028. We also maintain an ambition to be net zero carbon emissions by 2050. Through 2024, Williams achieved a 24% reduction in Scope 1 and 2 company-wide greenhouse gas emissions intensity from the 2018 baseline. As a result of the intentional effort taken to progress sustainability initiatives, we have become an industry-leader and achieved ESG-related recognition including:

•
2025 Dow Jones Best-in-Class Index: Williams was named for the fifth consecutive year to the Dow Jones Best-in-Class North America index and for the fourth consecutive year to the World index. 2026 index constituents will be announced in April 2026.
•
S&P Global: Williams received the top score in the 2025 Corporate Sustainability Assessment (CSA) in the North America Oil & Gas Storage & Transportation industry.
•
CDP Climate Change Questionnaire: Williams achieved an ‘A-‘ score on the 2025 CDP Climate Change Questionnaire for our commitment to transparency and governance around climate change.
•
ISS: Williams achieved ‘Prime’ status and ‘B-’ rating in the ISS 2025 Corporate Rating Report.
•
MSCI: Williams maintained our “AA” rating

*All scores verified as of March 18, 2026.

55 Williams Companies | 2026 Proxy Statement

Compensation Discussion and Analysis

Additional Business Updates

Expansion Projects

•
We expanded Transco with the completion of the Commonwealth Energy Connector, Texas to Louisiana Energy Pathway, and Southeast Energy Connector projects and secured key permits for the Northeast Supply Enhancement project. We increased transmission capacity for MountainWest with the Overthrust Westbound Compression Expansion. We increased gathering capacity in the Haynesville region with Louisiana Energy Gateway and in the Deepwater Gulf region with the Shenandoah and Whale projects.

Power Innovation Projects

•
Williams continues to pursue projects to support the power demands created by new data center and industrial development in power grid-constrained markets, including agreements with a large, investment-grade company to provide onsite natural gas and power generation infrastructure.

Investments in Louisiana LNG and Driftwood Pipeline Projects

•
In October 2025, Williams closed on various agreements with the same counterparty to acquire a 10 percent equity-method investment in Louisiana LNG LLC (Louisiana LNG), which is developing a fully permitted LNG export facility, and an 80 percent interest in Driftwood Pipeline LLC (Driftwood Pipeline), which is constructing a fully permitted greenfield pipeline, Line 200, connecting to multiple other pipelines, including Transco and Louisiana Energy Gateway, to supply the LNG facility. Williams will be the operator of the pipeline. Williams will also manage the gas supply for the LNG facility and purchase approximately 10 percent of the LNG produced.

Rimrock Acquisition

•
On January 31, 2025, Williams purchased a group of natural gas gathering and processing assets from Rimrock Energy Partners, LLC to expand Williams’ gathering and processing footprint and create operational synergies in the DJ Basin in the West segment.

Employees are Williams’ most valued resource and the driving force behind Williams’ reputation as a safe, reliable company that strives to do the right thing, every time.

Williams Companies | 2026 Proxy Statement 56

Compensation Discussion and Analysis

Compensation Program Overview

Objective of Our Compensation Programs

The role of compensation is to attract and retain the talent needed to increase stockholder value and to help our businesses meet or exceed financial and operational performance goals. Our compensation programs’ objectives are to reward our NEOs and employees for successfully implementing our strategy to grow our business and create long-term stockholder value. To that end, in 2025, we used CROIC and AFFO per Share, with Relative TSR as a modifier, to measure long-term performance, and we used Adjusted EBITDA, safety, and environmental metrics to measure annual performance. We believe using separate annual and long-term metrics to incent and pay NEOs helps ensure that we make business decisions aligned with the long-term interests of our stockholders.

Our Pay Philosophy

Our pay philosophy throughout the entire organization is to pay for performance, be competitive in the marketplace, and consider the value a job provides to the Company. Our compensation programs reward NEOs not just for accomplishing goals, but also for how those goals are pursued. The principles of our pay philosophy influence the design and administration of our pay programs. Decisions about how we pay NEOs are based on these principles. The Compensation Committee uses several types of pay that are linked to both our long-term and short-term performance in the executive compensation programs. Included are long-term incentives, annual cash incentives, base pay, and benefits. The following details the linkage between the types of pay we use and our pay principles.

Pay Principles

• Pay should reinforce business objectives and values.

• A significant portion of a NEO’s total pay should be variable based on company and individual performance.

• Incentive pay should balance long-term, intermediate, and short-term performance.

• Incentives should align the interest of NEOs
with stockholders.

• Pay should foster a culture of collaboration with shared focus and commitment to our Company.

• Incentives should enforce the importance of environmental and safety performance.

• Pay opportunities should be competitive.

• A portion of pay should be provided to compensate for the core activities required for performing in the role.

57 Williams Companies | 2026 Proxy Statement

Compensation Discussion and Analysis

Roles in the Compensation Recommendation and Decision Process

ROLE OF BOARD OF DIRECTORS	ROLE OF COMPENSATIONCOMMITTEE	ROLE OF CEO	ROLE OF INDEPENDENT CONSULTANT	ROLE OF MANAGEMENT

• Reviews CEO performance (evaluations, CEO self-assessment, and company performance) • Approves Board of Director pay	• Determines CEO and NEO pay • Recommends Board of Director pay • Seeks input from independent consultant • Engages independent consultant on comparator groups, Board of Director pay, and CEO pay

• Reviews NEO performance

• Reviews competitive market information

• Recommends NEO pay, including base pay adjustments, AIP, Long-Term Incentives (“LTI”) and any other compensation

• No role in setting compensation for his/her role

• Assists Compensation Committee in discussions and decisions regarding NEO compensation

• Provides competitive market data for CEO and NEOS

• Develops comparator group with input from Compensation Committee and Management

• Provides market data and analysis regarding Board of Director pay

• Human Resources provides CEO with data from comparator group proxies • Human Resources provides CEO with pay information from various compensation surveys

Comparator Group

Determining Our Comparator Group

Companies in our executive compensation benchmarking comparator group have a range of assets, market capitalization, and enterprise value. Business consolidation and unique operating models in our industry create some challenges in identifying comparator companies. Accordingly, we take a broad view of comparability to include organizations that are similar to Williams. This results in compensation that is appropriately scaled and reflects comparable complexities in business operations. We typically aim for a comparator group of 15 to 20 companies so our comparisons will be valid. The 2025 comparator group includes 16 companies, which comprise a mix of both direct business competitors and companies with whom we compete for talent. The Compensation Committee utilizes a smaller targeted comparator company group for the purposes of measuring Relative TSR related to our performance-based RSU awards. While not perfectly aligned to our natural gas strategy, these selected companies are more similar to our specific segment of the energy industry.

How We Use Our Comparator Group

We refer to publicly available information to analyze our comparator companies’ practices including how pay is divided among long-term incentives, annual incentives, base pay, and other forms of compensation. This allows the Compensation Committee to ensure competitiveness and appropriateness of proposed compensation packages. When setting pay, the Compensation Committee uses market median information of our comparator group, as opposed to market averages, to ensure that the impact of any unusual events that may occur at one or two companies during any particular year is diminished from the analysis. If an event is particularly unusual and surrounded by unique circumstances, the data is completely removed from the assessment. The smaller targeted comparator company group is used solely for the purposes of measuring Relative TSR related to our performance-based RSU awards.

Williams Companies | 2026 Proxy Statement 58

Compensation Discussion and Analysis

The following lists our 2025 executive compensation benchmarking comparator group and Williams’ percentile ranking compared to our peers for total assets, market capitalization, and enterprise value as originally reported for 2024:

2025 COMPENSATION PEER GROUP

CenterPoint Energy Inc.	Enbridge Inc.	Marathon Petroleum Corp.	Sempra
Cheniere Energy Inc.	Enterprise Products Partners L.P.	Occidental Petroleum	The Southern Company
Devon Energy Corp.	EOG Resources, Inc.	ONEOK, Inc.	Targa Resources Corp.
Dominion Energy, Inc.	Kinder Morgan, Inc.	Phillips 66	TC Energy Corp.

WILLIAMS PERCENTILE RANK VS PEERS

Total Assets	Market Capitalization	Enterprise Value
30th percentile	78th percentile	67th percentile

The Compensation Committee added Occidental Petroleum (OXY) to the comparator group for 2025. Pioneer Natural Resources Company was acquired in 2024 and, as disclosed in the 2025 Proxy, was removed from the comparator group.

A separate comparator company group is used to specifically measure Relative TSR as it pertains to performance-based RSU awards. This group has been unchanged since introduced in the 2017 awards:

• Enbridge Inc. • Energy Transfer LP • Enterprise Products Partners L.P.	• Kinder Morgan, Inc. • ONEOK, Inc. • Plains All American Pipeline, L.P.	• Targa Resources Corp. • TC Energy Corp. • Western Midstream Partners, L.P.

Our Pay Setting Process

During the first quarter of the year, the Compensation Committee completes a review to ensure we are paying competitively, equitably, and in a way that encourages and rewards performance.

The compensation data of our comparator group, disclosed primarily in proxy statements, is the primary market data we use when benchmarking the competitive pay of our NEOs. Aggregate market data obtained from recognized third-party executive compensation survey companies is used to supplement and validate comparator group market data.

Although the Compensation Committee reviews relevant data as it determines compensation packages, other considerations are taken into account. Because market data alone does not reflect the strategic competitive value of various roles within our Company, internal pay equity is also considered when making pay decisions. Other considerations when making pay decisions for the NEOs include individual experience, sustained individual performance, historical pay, and tally sheets that include annual pay, benefit amounts, and the total aggregate value of the NEOs’ equity awards and holdings.

Multiple internal and external factors are considered when determining NEO compensation packages.

59 Williams Companies | 2026 Proxy Statement

Compensation Discussion and Analysis

When setting pay, we determine an annual target pay mix (distribution of pay among base pay, short-term incentives, annual long-term incentives, and other forms of compensation) for the NEOs. Consistent with our pay-for-performance philosophy, the actual amounts paid, excluding benefits, are determined based on Company and individual performance. Because performance is a factor, the target versus actual pay mix will vary, specifically as it relates to the annual cash incentives and long-term incentives.

CEO
2025 Total Compensation at Target Pay Mix
Short-Term Incentives 15%
Base Pay 10%
Time-Based RSUs 30%
Performance-Based RSUs 45%
90% At-Risk
75% Long-Term Incentives

Short-Term Incentives 15%
Base Pay 15%
NEOs (EXCLUDING CEO)
2025 Total Compensation at Target Pay Mix
Time-Based RSUs 35%
Performance-Based RSUs 35%
85% At-Risk
70% Long-Term Incentives

How We Determine Each Type of Pay

Base pay, annual cash incentives, and long-term incentives accomplish different objectives. The table below illustrates a summary of the primary objectives associated with each component of pay. The table is followed by specific details regarding each pay component.

TYPE OF PAY & FORM		PERFORMANCE PERIOD (YEARS)	OBJECTIVES

Fixed	Base pay (cash)

1

• Compensates for carrying out the duties of the job • Recognizes individual experiences, skills, and sustained performance • Provides attraction and retention

At Risk	Short-term incentive: Annual cash incentive

1

• Incents the accomplishment of annual business goals • Aligns interests of executives to our stockholders • Provides attraction and retention

Long-term incentive: Performance- based RSUs

3

3

• Incents the accomplishment of long-term sustainable business goals • Aligns interests of executives to our stockholders • Promotes ownership in the Company • Provides attraction and retention

Long-term incentive: Time-based RSUs

Williams Companies | 2026 Proxy Statement 60

Compensation Discussion and Analysis

Compensation Program Components

Base Pay

Base pay compensates the NEOs for carrying out the duties of their jobs and serves as the foundation of our pay program. Most other major components of pay are set based on a relationship to base pay, including annual and long-term annual incentives, as well as retirement benefits.

Base pay for the NEOs is set considering the market median, or 50th percentile, with potential individual variation from the median due to experience, skills, the strategic competitive value of the role within our Company, and sustained performance of the individual as part of our pay-for-performance philosophy. Performance is measured in two ways: 1) through the achieved results associated with attaining their annual goals, operational and/or functional area strategies, and personal development plans; and 2) through the NEOs’ observable skills and behaviors related to how they achieved their goals based on our values that contribute to workplace effectiveness and career success.

The following table provides the base pay at the end of 2024 and 2025 for our NEOs.

NAME	POSITION	2024 ANNUAL BASE PAY	2025 ANNUAL BASE PAY

Chad J. Zamarin	President and Chief Executive Officer	$670,000	$1,000,000
Alan S. Armstrong	Executive Board Chair and Former President and Chief Executive Officer	$1,442,000	$750,000
Robert R. Wingo	EVP Corporate Strategic Development	$—	$600,000
John D. Porter	EVP and Chief Financial Officer	$605,000	$635,000
Larry C. Larsen	EVP and Chief Operating Officer	$—	$675,000
T. Lane Wilson	SVP and General Counsel	$575,000	$595,000
Micheal G. Dunn	Former EVP and Chief Operating Officer	$800,000	$825,000

Mr. Zamarin received a base pay increase of $25,000 (3.7%) as part of the annual merit process in February 2025. At the time of his promotion to President and Chief Executive Officer in July 2025, his base pay was increased from $695,000 to $1,000,000 (43.9%).

Mr. Armstrong received a base pay increase of $58,000 (4.0%) as part of the annual merit process in February 2025. At the time of his transition from President and Chief Executive Officer to executive Board Chair in July 2025, his base pay was reduced from $1,500,000 to $750,000 (50%).

Mr. Wingo was hired in July 2025 as Executive Vice President, Corporate Strategic Development, and his 2025 base pay was prorated to reflect the portion of the year he was employed by Williams.

Mr. Larsen’s 2024 base pay is not disclosed as he was not a NEO prior to his promotion to Executive Vice President and Chief Operating Officer in May 2025; at the time of his promotion, his base pay was increased from $473,000 to $675,000 (42.7%).

Mr. Dunn retired in May 2025 as Executive Vice President and Chief Operating Officer, and his 2025 base pay was prorated to reflect the portion of the year he was employed by Williams.

Annual Cash Incentives

As previously mentioned in the “Our Commitment to Pay for Performance” section, we pay annual cash incentives to encourage and reward our NEOs for making decisions that improve our annual operating performance through our AIP. The objectives of our AIP are to:

•
offer sufficient incentive compensation to motivate management to put forth extra effort, take prudent risks, and make effective decisions to maximize stockholder value;
•
motivate and incent management to choose strategies and investments that maximize long-term stockholder value;
•
provide sufficient total compensation to retain management; and

61 Williams Companies | 2026 Proxy Statement

Compensation Discussion and Analysis

•
limit the cost of compensation to levels that will maximize the return of current stockholders without compromising the other objectives.

NEOs’ AIP business performance is based on enterprise results of these business metrics in relation to established targets. We only use enterprise-level performance metrics for our NEOs to promote teamwork and collaboration by creating a shared goal for the overall Company performance. Our business performance targets are established utilizing the annual financial plan. Goals related to ROCE and CROIC growth, as well as operating margin improvement, are considered when establishing the financial plan. Our incentive program allows the Compensation Committee to make adjustments to these business performance metrics to reflect certain business events. When determining which adjustments are appropriate, we are guided by the principle that incentive payments should not result in unearned windfalls or impose undue penalties. In other words, we make adjustments to ensure NEOs are not rewarded for positive results they did not facilitate nor are they penalized for certain unusual circumstances outside their control.

The Compensation Committee’s independent compensation consultant, FW Cook, annually compares our relative performance on various measures, including EBITDA, Earnings Per Share, and TSR with our comparator group of companies. The Compensation Committee also uses this analysis to validate the reasonableness of our AIP results. Additionally, the Compensation Committee also reviews the annual incentive payout levels for our comparator group of companies.

How We Set Our Annual Incentive Program Goals

1 CEO, CFO, AND NEOs Establish business and financial goals.	2 OPERATIONAL/ FUNCTIONAL LEADERS Create specific business and financial goals.	3 CORPORATE PLANNING Consolidate into enterprise business and financial goals.	4 CEO, CFO, AND NEOs Finalize enterprise business and financial plan, establish AIP goals, and recommend to the Compensation Committee.	5 COMPENSATIONCOMMITTEE Review and make any necessary adjustments to set AIP goals. Monitors progress throughout the year.

Annual Incentive Program

The AIP Calculation. The 2025 AIP is based on the weighted measures of Adjusted EBITDA and environmental and safety metrics. Each metric is directly aligned with our business strategy to operationally grow the business, operate safely in everything we do, and continue to align with our dividend growth strategy.

BUSINESS PERFORMANCE METRIC & WEIGHTING		MEASURING	IMPORTANCE

85%	Adjusted EBITDA	• Profit Metric	• Maintains a focus on generating expected levels of annual profit

15%	Environmental and Safety	• Methane Emissions Intensity Reduction • Critical Tier 3 Loss of Primary Containment Ratio • High Potential Hazard ID to Incident Ratio	• Drives frontline employee action to address environmental and safety opportunities • Emphasizes importance of environmental and safety leadership and improvement

The attainment percentage of AIP goals results in a payment of an annual cash incentive along a continuum between threshold and stretch levels, which in total corresponds to 0 percent through 200 percent of the NEO’s annual cash incentive target. The Adjusted EBITDA metric threshold is established at 50 percent of target. While the established stretch target is set at 200 percent, the Adjusted EBITDA metric result may exceed 200% to contribute beyond stretch toward the overall AIP payout. Environmental and Safety metric results have a maximum performance payout of 200%. However, under no circumstance can the total calculated AIP award exceed 200 percent of target.

2025 NEO AIP Targets. The starting point to determine annual cash incentive targets (expressed as a percentage of base pay earned during 2025) is competitive market information referencing the market median, or 50th percentile, which provides an idea of what other companies target to pay in annual cash incentives for similar jobs. We also consider the internal value of each job (i.e.,

Williams Companies | 2026 Proxy Statement 62

Compensation Discussion and Analysis

how important the job is to execute our strategy compared to other jobs in the Company) before the target is set for the year. The annual cash incentive targets as a percentage of base pay for the NEOs in 2025 were as follows:

POSITION	2025 TARGET
President and Chief Executive Officer	150%
Executive Board Chair and Former President and Chief Executive Officer	150%
EVP Corporate Strategic Development	100%
EVP and Chief Financial Officer	90%
EVP and Chief Operating Officer	110%
SVP and General Counsel	80%
Former EVP and Chief Operating Officer	110%

Mr. Zamarin’s 2025 AIP target increased from 100% to 150% at the time of his promotion to President and Chief Executive Officer in July 2025. His 2025 AIP award was prorated to reflect the change in his AIP target and base pay, as discussed in a preceding section.

Mr. Armstrong’s 2025 AIP target remained unchanged at 150% at the time of his transition from President and Chief Executive Officer to executive Board Chair in July 2025. His 2025 AIP award was prorated to reflect the change in base pay associated with this transition, as discussed in a preceding section.

Mr. Wingo was hired in July 2025 as Executive Vice President, Corporate Strategic Development, and his 2025 AIP award was prorated to reflect the portion of the year he was employed by Williams.

Mr. Larsen’s 2025 AIP target increased from 75% to 110% at the time of his promotion to Executive Vice President and Chief Operating Officer in May 2025. His 2025 AIP award was prorated to reflect the change in his AIP target and base pay, as discussed in a preceding section.

Mr. Dunn retired in May 2025 as Executive Vice President and Chief Operating Officer, and his 2025 AIP award was prorated to reflect the portion of the year he was employed by Williams.

Determining 2025 AIP Awards. To determine the funding of the annual cash incentive, we use the following calculation for each NEO:

Based on business performance relative to the established goals, the Compensation Committee certified business performance results as 136 percent of target as follows:

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Compensation Discussion and Analysis

METRICS	WEIGHTING	THRESHOLD	TARGET	STRETCH @ 200%	ACTUAL	PAYOUT	WEIGHTED PAYOUT%

Adjusted EBITDA (as adjusted for AIP purposes)	85%	$7,345	$7,650	$7,880	$7,707	125%	106%
Methane Emissions Intensity Reduction	5%	≤ 0.0%	5.0%	≥ 10.0%	11.5%	200%	10%
Critical Tier 3 Loss of Primary Containment Ratio	5%	≤ 14:1	18:1	≥ 22:1	26:1	200%	10%
High Potential Hazard ID to Incident Ratio	5%	≤ 45:1	53:1	≥ 61:1	69:1	200%	10%
2025 AIP Business Performance %							136%

This award was paid in March 2026. It’s important to note that our metrics and associated targets were approved as part of our normal annual process and the targets were not adjusted due to other 2025 circumstances.

We calculate Adjusted EBITDA as: Gross margin less operating and maintenance expenses, less selling, general and administrative expenses, less other (income) and expense, plus proportionate EBITDA of joint venture partnerships. The Adjusted EBITDA metric includes a commodity collar mechanism of plus or minus $100 million for the combined impact above or below Plan for Gas and NGL Marketing Services and E&P businesses. The collar did not trigger in 2025.

For 2025, we utilized three environmental and safety metrics including Methane Emissions Intensity Reduction, Critical Tier 3 Loss of Primary Containment Ratio (“CT3 LOPCR”), and High Potential Hazard ID to Incident Ratio (“HiPo HIIR”). The Methane Emissions Intensity Reductions metric focuses on the Company’s commitment to reducing our methane emissions expeditiously. The CT3 LOPCR metric focuses on environmental performance and aligns with our core value of being safety driven. The metric is considered a leading indicator to more significant process safety incidents and drives to reduce Tier 1 and Tier 2 LOPC events. The HiPo HIIR metric places an emphasis on hazard identification and assessments to prevent incidents. The environmental and safety metrics are each on a payout curve. The annual performance results for the environmental and safety metrics, for the purpose of determining the final AIP business performance result, are calculated at the same time every year, which is the same time the AIP business performance is determined and approved. The final results for these environmental and safety metrics, due to this timing, could differ slightly from the AIP calculated results.

Individual performance, such as success toward our strategic objectives and individual goals, and successful demonstration of the Company’s values which exceeded expectations may be recognized through adjustments. Payments may also be adjusted downward if performance warrants. In recognition of individual performance and leadership during the year, the Compensation Committee chose to apply an adjustment to certain NEOs excluding the CEO and former CEO. In total, the adjustments applied to the calculated NEO awards were approximately 16 percent of the aggregate calculated awards.

2026 AIP Design. Metrics and weightings for the 2026 AIP design have been updated. The weighting for Adjusted EBITDA remains 85 percent. The environmental and safety metrics will continue to be weighted at 15 percent in aggregate as Methane Emissions Intensity Reduction will be weighted at 5 percent and High Potential Hazard ID to Incident Ratio will be weighted at 10 percent. Critical Tier 3 Loss of Primary Containment Ratio is being removed from the program to simplify our design and eliminate

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Compensation Discussion and Analysis

overlap between employee and process safety metrics. These metrics continue our focus on environmental and safety performance, the reduction of greenhouse gasses, and are aligned with our values and commitment to being a responsible steward of the environment.

2026 AIP METRICS	WEIGHT
Adjusted EBITDA	85%
Environmental and Safety	15%

Long-Term Incentives

To determine the value for long-term incentives granted to a NEO each year, we consider the following factors:

•
the market median and specific awards made to executives in similar positions within our comparator group of companies;
•
the proportion of long-term incentives relative to base pay;
•
the NEO’s impact on Company performance and ability to create value;
•
long-term business objectives;
•
the market demand for the NEO’s particular skills and experience;
•
the amount granted to other NEOs in comparable positions at the Company;
•
the NEO’s demonstrated historical performance; and
•
the NEO’s leadership performance.

A summary of the long-term incentive program details for 2025 are shown in the following table. The long-term incentive mix for the CEO differs from the mix for the other NEOs. Since the CEO has more opportunity to influence our financial results, the Compensation Committee considers it appropriate that a greater percentage of his long-term incentives are directly tied to performance and the Company stock price.

	PERFORMANCE-BASED RSUS	TIME-BASED RSUS

CEO Equity Mix	60%	40%

NEO Equity Mix	50%	50%

Term	Three years	Three years

Frequency	Granted annually	Granted annually

2025 Performance Criteria	CROIC and AFFO per Share with Relative TSR as a modifier	Retention

Vesting	Cliff vesting after three years	Cliff vesting after three years

Payout	Upon vesting, shares are distributed based on performance certification (0% – 200%)	Upon vesting, shares are distributed

Dividends	Dividend equivalents accrued and paid in cash upon vesting but only on earned shares	Dividend equivalents accrued and paid in cash upon vesting

PERFORMANCE-BASED RSUS

Performance-based RSU awards are only earned if we attain specific pre-determined performance results. The 2022, 2023, and 2024 performance-based RSU awards utilize ROCE and AFFO per Share to determine performance and the actual number of units that will vest. The 2025 and 2026 performance-based RSU awards utilize Cash Return on Invested Capital (“CROIC”) and AFFO per Share to determine performance. Each award utilizes Relative TSR as a performance modifier. Beginning with the 2022 awards, performance-based RSUs accrue cash dividend equivalents that would only pay on any earned units upon the vesting and distribution of the award.

2022 Performance-based RSU Awards. The 2022 performance-based RSU awards, granted on February 23, 2022, utilized two equally weighted metrics to measure performance and could result in a payout range from 0 percent to 200 percent of target.

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2022

2023

Compensation Discussion and Analysis

ROCE and AFFO per Share were each weighted at 50 percent and both were measured against pre-established targets. Additionally, the calculated result from these weighted financial metrics could be increased or decreased by 25 percent of the calculated result utilizing a Relative TSR metric. If our TSR relative to our peer company group was in the top three companies, the calculated result will be increased by 25 percent, while the calculated result will be decreased by 25 percent if our TSR relative to our peer company group is in the bottom three companies. However, under no circumstance can the total calculated award exceed 200 percent of target.

The ROCE performance target for this award was set at 9.65 percent, a 16.30 percent increase above the 8.30 percent target established for the prior year’s award. AFFO per Share exceeded stretch target. Williams TSR during this period produced a 30.90 percent annualized return. Our Relative TSR was in the top-third of our peer company group, resulting in an increase to the calculated result by 25 percent.

The 2022 performance-based award, which vested in February 2025, distributed 191.7 percent of the targeted number of RSUs awarded.

Performance-based RSU Metrics	Weighting (%)	Threshold	Target	Stretch	Metric Result	Weighted Result
2024 ROCE - Total Williams	50%	9.25%	9.65%	10.25%	106.7%	53.3%
		Actual: 9.69%
2024 AFFO per Share	50%	$3.75	$3.87	$4.05	200.0%	100.0%
		Actual: $4.40
Relative TSR		—Modifier may increase or decrease result by 25% +/-%—
		Actual: 3rd of 10 (top-third)			n/a	x1.25
Final Result						191.7%

Outstanding Performance-based RSUs

2023, 2024, and 2025 Performance-based RSU Awards. The 2023, 2024, and 2025 performance-based RSU awards, granted on February 23, 2023, February 22, 2024, and February 20, 2025, respectively, utilize two equally weighted metrics to measure performance against pre-established targets and can result in a payout range from 0 percent to 200 percent of target. The two metrics utilized for 2023 and 2024 are ROCE and AFFO per Share, and each are weighted at 50 percent. The two metrics utilized for 2025 are CROIC and AFFO per Share, and each are weighted at 50 percent. Additionally, consistent with the 2022 awards, Relative TSR is utilized as a modifier and the calculated result from these weighted financial metrics may be increased or decreased by 25 percent. Cash dividend equivalents will accrue on any earned units during the vesting period. The cash dividend equivalent payment will only be made on earned units and will only be paid upon the vesting and distribution of the award.

Performance-based RSU Metrics	Weighting (%)	Threshold	Target	Stretch
2025 ROCE - Total Williams	50%	10.30%	10.75%	11.20%
2025 AFFO per Share	50%	$4.20	$4.32	$4.45
Relative TSR	—Modifier may increase or decrease result by 25% +/-%—

Williams Companies | 2026 Proxy Statement 66

2024

2025

Compensation Discussion and Analysis

The 2023 performance-based RSU award, which vested on February 23, 2026, earned a 158.3 percent payout.

Performance-based RSU Metrics	Weighting (%)	Threshold	Target	Stretch
2026 ROCE - Base Business	50%	9.50%	10.00%	10.50%
2026 AFFO per Share	50%	$4.30	$4.42	$4.55
Relative TSR	—Modifier may increase or decrease result by 25% +/-%—

Note: 2026 ROCE is calculated for the base business, which excludes Gas and NGL Marketing Services and E&P.

Performance-based RSU Metrics	Weighting (%)	Threshold	Target	Stretch
2027 CROIC - Base Business	50%	9.38%	11.25%	13.13%
2027 AFFO per Share	50%	$4.46	$4.58	$4.71
Relative TSR	—Modifier may increase or decrease result by 25% +/-%—

Note: CROIC includes total capital invested and is calculated for the base business, which excludes Gas and NGL Marketing and E&P.

2026 Performance-based RSU Awards. The 2026 performance-based RSU awards, granted on February 19, 2026, utilize two equally weighted metrics to measure performance against pre-established targets and can result in a payout range from 0 percent to 200 percent of target. Consistent with 2025, the 2026 performance-based RSU awards utilize CROIC and AFFO per Share, with each metric weighted at 50 percent. Additionally, Relative TSR continues to be utilized as a modifier and the calculated result from these weighted financial metrics may be increased or decreased by 25 percent. Cash dividend equivalents accrue on any earned units during the vesting period. The cash dividend equivalent payment will only be made on earned units and will only be paid upon the vesting and distribution of the award.

Time-based RSU Awards

We grant time-based RSUs to retain executives and to facilitate stock ownership. The use of time-based RSUs is also consistent with the practices of our comparator group of companies. Time-based RSUs accrue dividend equivalents which will be paid in cash only upon vesting and distribution of the award.

Additional Long-Term Incentive Program Details

Stock Option Awards. For recipients, stock options have value only to the extent the price of our common stock is higher on the date the options are exercised than it was on the date the options were granted. While previous awards are still outstanding, stock options were last granted as part of our annual equity awards in 2018. Since stock option awards have not been granted since 2018, we do not have any required disclosure under Item 402(x) of Regulation S-K at this time.

Grant Practices. The Compensation Committee currently approves our annual equity grant for eligible employees, including our NEOs, in February of each year as part of our annual compensation cycle. The equity grant may include performance-based and time-based RSU awards. The grant is typically made shortly after our annual earnings release to ensure the market has time to absorb material information disclosed in the earnings release and reflect that information in the stock price. The grant date for off-cycle grants, including retention and new hire awards, is generally the first business day of the month following the approval of the grant. We may change these equity grant practices in the future. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of the annual equity awards granted in 2025, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. No grants were made to executive officers in 2025 within four business days prior to the filing of any material nonpublic information or within one business day after the disclosure of material nonpublic information.

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Compensation Discussion and Analysis

Stock Ownership Guidelines. Our program provides stock ownership guidelines for each of our NEOs and our Board of Directors as shown in the table below:

POSITION	OWNERSHIP MULTIPLE	AS A MULTIPLE OF	HOLDING/RETENTION REQUIREMENT
CEO	6x	Base Pay	50%, after taxes, until guidelines are met
NEO	3x	Base Pay	50%, after taxes, until guidelines are met
Board of Directors	5x	Annual Cash Retainer	60% until guidelines are met

The Compensation Committee annually reviews the guidelines for competitiveness and alignment with best practices and monitors the NEOs’ progress toward compliance. WMB shares owned outright and outstanding time-based RSUs count as owned for purposes of the program. Stock options and performance-based equity are not included as owned for purposes of the program. At Williams, NEOs must hold at least 50 percent of any equity transaction if they have not met their ownership guideline regardless of their time in the role.

The Stock Ownership Guidelines require Board members to retain 60 percent of distributed vested equity awards until their ownership guidelines are met. As noted earlier, board equity awards granted in 2026 require a one-year deferral from grant date. Awards granted prior to 2026 will not distribute until the Director leaves the Board.

For more than a century, the Williams name has been associated with energy, innovation and trust. Williams has a long history of building and operating facilities that move safe, affordable, reliable energy sources that heat and fuel the nation’s clean energy economy.

Williams Companies | 2026 Proxy Statement 68

Compensation Discussion and Analysis

Benefits and Other Compensation Program Details

Benefits and Limited Perquisites

Consistent with our philosophy to emphasize pay for performance, our NEOs receive very few perquisites or supplemental benefits. They are as follows:

Retirement Restoration Benefits

Eligible NEOs participate in our qualified retirement program on the same terms as our other employees. We offer a retirement restoration plan to maintain a proportional level of pension benefits to our eligible NEOs as provided to other employees. The Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), limits qualified pension benefits based on an annual compensation limit. For 2025, the limit was $350,000. Any limitation in a NEO’s pension benefit in the tax-qualified pension plan due to this limit is made up for (subject to a cap) in the unfunded retirement restoration plan. Benefits for NEOs are not enhanced and are calculated using the same benefit formula as that used to calculate benefits for employees in the qualified pension plan. The compensation included in the retirement restoration benefit is consistent with pay considered for employees in the qualified pension plan. Equity compensation, including RSUs and stock options, is not considered. Additionally, we do not provide a nonqualified benefit related to our qualified 401(k) defined contribution retirement plan.

Financial Planning Allowance

We offer financial planning to provide expertise on current tax laws to assist NEOs with personal financial planning and preparations for contingencies such as death and disability. Covered services include estate planning, tax planning, tax return preparation, wealth accumulation planning, and other personal financial planning services. In addition, by working with a financial planner, NEOs gain a better understanding of and appreciation for the programs the Company provides, which helps to maximize the retention and engagement aspects of the dollars the Company spends on these programs.

Personal Use of Company Aircraft

The CEO is allowed, but not required, to use the Company’s private aircraft for personal travel. Our policy for all other executive officers is to discourage personal use of the aircraft, but the CEO retains discretion to permit its use when deemed appropriate, such as when the destination is not well served by commercial airlines, personal emergencies, and the aircraft is not being used for business purposes. To the extent that NEOs, including the CEO, use the Company’s private aircraft for personal travel, imputed income will be applied to the NEO, in compliance with Internal Revenue Code requirements.

Executive Physicals

The Compensation Committee requires annual physicals for the NEOs. Such physicals align with our wellness initiative as well as assist in mitigating risk. NEO physicals are intended to identify any health risks and medical conditions as early as possible in an effort to achieve more effective treatment and outcomes.

Supplemental LTD

Our Long-Term Disability (“LTD”) program offered to all employees provides an annual benefit of 60 percent of base salary subject to a cap of $15,000 per month. We offer a supplemental LTD program to any employee with an annual base salary of more than $300,000. The supplemental program preserves the intended 60 percent benefit for those with a base salary between $300,001 and $600,000, however, the supplemental LTD program provides for a maximum benefit of $16,000 per month for Mr. Armstrong.

Event Center

We have a suite and club seats at certain event centers that were purchased for business purposes. If they are not being used for business purposes, we make them available to all employees, including our NEOs. This is not considered a perquisite to our NEOs because it is available to all employees.

Other Compensation Program Components

In addition to establishing the pay elements described above, we have adopted a number of policies to further the goals of the executive compensation program, particularly with respect to strengthening the alignment of our NEOs’ interests with stockholder long-term interests.

Employment Agreements. Williams does not have employment agreements with our NEOs.

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Compensation Discussion and Analysis

Termination and Severance Arrangements. The Executive Severance Pay Plan includes senior executive officers, which includes NEOs other than the CEO, in order to define a consistent approach of treatment in the event of a severance event. Under the plan, NEOs are eligible to receive a discretionary payment of 1.5 to 2.0 times the sum of the NEOs base salary and target annual bonus. Any severance payment is discretionary. Considerations include the NEO’s term of employment, past accomplishments, reasons for separation from the Company, and competitive market practice. The NEO can elect coverage under the Company’s medical benefits plans for 18 months from the termination in the same manner and at the same cost as similarly situated active employees for up to the first three months. Outplacement services may be provided up to a maximum amount of $25,000.

Change in Control Agreements. Our change in control agreements, in conjunction with the NEOs’ equity award agreements, provide separation benefits for our NEOs. Our program includes a double trigger for benefits and equity vesting. This means there must be a Company change in control and the NEO must experience a qualifying termination of employment prior to receiving benefits under the agreement, unless the acquiring company does not assume or replace the equity awards. This practice creates security for the NEOs but does not provide an incentive for the NEO to leave the Company. Our program is designed to encourage the NEOs to focus on the best interests of stockholders by alleviating their concerns about a possible detrimental impact to their compensation and benefits under a potential change in control, not to provide compensation advantages to NEOs for executing a transaction.

Our Compensation Committee reviews our change in control benefits periodically to ensure they are consistent with competitive practice and aligned with our compensation philosophy. As part of the review, calculations are performed to determine the overall program cost to the Company if a change in control event were to occur and all covered NEOs were terminated as a result. An assessment of competitive norms, including the reasonableness of the elements of compensation received, is used to validate benefit levels for a change in control. We do not offer a tax gross-up provision in our change in control agreements but instead include a ‘best net’ provision providing our NEOs with the better of their after-tax benefit capped at the safe harbor amount or their benefit paid in full, subjecting them to possible excise tax payments. The Compensation Committee continues to believe that offering a change in control program is appropriate and critical to attracting and retaining executive talent and keeping them aligned with stockholder interests in the event of a change in control.

The following chart details the benefits received if a NEO were to be terminated or resigned for a defined good reason following a change in control as well as an analysis of those benefits as it relates to the Company, stockholders, and the NEO:

Change in Control Benefit	What does the benefit provide to the Company and stockholders?	What does the benefit provide to the NEO?

Multiple of 3x base pay plus annual cash incentive at target	Encourages NEOs to remain engaged and stay focused on successfully closing the transaction.	Financial security for the NEO equivalent to three-years of continued employment.
Accelerated vesting of stock awards	An incentive to stay during and after a change in control. If there is risk of forfeiture, NEOs may be less inclined to stay or to support the transaction.	The NEOs are kept whole if they have a separation from service following a change in control.
The value of 36 months of group medical, dental, and/or prescription drug plan benefits	This is a minimal cost to the Company that creates a competitive benefit.	Access to health coverage.
Reimbursement of legal fees to enforce benefit	Keeps NEOs focused on the Company and not concerned about whether the acquiring company will honor contractual commitments after a change in control.	Security during an unstable period of time.
Outplacement assistance	Keeps NEOs focused on supporting the transaction and less concerned about trying to secure another position.	Assists NEOs in finding a comparable executive position.
‘Best Net’ provision	Enables the change in control benefits to be delivered in as close a manner to the intended value of the benefits as possible.	Provides NEOs with the better of their after-tax benefit capped at the safe harbor amount or their benefit paid in full, which would subject them to possible excise tax payments.

Derivative Transactions. Our policy on securities trading applies to transactions in positions or interests whose value is based on the performance or price of our common stock. Because of the inherent potential for abuse, Williams prohibits officers, directors, and certain other employees from entering into short sales or using equivalent derivative securities in connection with Williams or its affiliates’ securities. Our policy on securities trading also prohibits holding Williams or its affiliates’ securities in a margin account or pledging them as collateral for a loan.

Williams Companies | 2026 Proxy Statement 70

Compensation Discussion and Analysis

Mitigating Risk in Our Compensation Programs

No material adverse compensation-related risks were identified as top risks in the Company’s Strategic Risk Assessment Process as discussed in the “Board Oversight of Certain Areas” section of this proxy statement addressing our Strategic Risk Assessment. Our compensation plans are effectively designed and function to reward positive performance and motivate NEOs and employees to behave in a manner consistent with our stockholder interests, business strategies and objectives, ethical standards, and prudent business practices, along with our core values which are the foundation on which we conduct business. Our core values can be found on our website at www.williams.com from the Our Company tab. In fact, many elements of our executive pay program serve to mitigate excessive risk taking. For example:

Target Pay Mix. The target pay mix weighting of long-term incentives, annual cash incentives, and base pay is consistent with comparator company practices and avoids placing too much value on any one element of compensation, particularly the annual cash incentive. The mix of our pay program is intended to motivate NEOs to consider the impact of decisions on stockholders in the long-, intermediate-, and short-terms.

Annual Cash Incentive. Our annual cash incentive program does not allow for unlimited payouts. Calculated annual cash incentive payments for NEOs cannot exceed 200 percent of target levels.

Performance-based Awards

•
Our annual cash incentive and long-term incentive programs include performance-based awards. The entire annual cash incentive award is measured against performance targets, while a significant portion of the long-term equity awards provided to NEOs is in the form of performance-based RSUs. Performance-based RSUs have no value unless we achieve pre-determined performance target thresholds.
•
To drive a long-term perspective, 2025 performance-based RSU awards cliff vest three years from the date of grant rather than vesting ratably on an annual basis. Additionally, any earned cash dividend equivalents on time- and performance-based RSUs are not paid until the officer meets the vesting requirements and the award is distributed. Prior to 2022 awards, cash dividend equivalents were not provided on performance-based RSU awards.
•
NEOs’ incentive compensation performance is measured at the enterprise level rather than on a business unit level to ensure a focus on the overall success of the Company.

Stock Ownership Guidelines. As discussed in this CD&A, all NEOs, consistent with their responsibilities to stockholders, must hold an equity interest in the Company equal to a stated multiple of their base pay.

Recoupment Policy. On October 26, 2022, the SEC adopted rules requiring security exchanges to establish listing standards that require listed issuers to adopt compensation recovery policies as part of the Dodd-Frank Act of 2010. On June 9, 2023, the SEC approved the NYSE’s proposed listing standards. The Company’s Recoupment Policy was updated in 2023 to comply with the new listing standards. A primary element of this updated policy is to recover erroneously awarded incentive-based compensation paid to current or former executive officers impacted by an accounting restatement due to material noncompliance with any required financial reporting requirement under securities laws. In the event of an accounting restatement that impacts past incentive compensation awards, the policy requires the Company to go back up to three years preceding the date of the accounting restatement to recoup any erroneously awarded incentive compensation. In addition to these updates, the Company retained the separate discretionary recoupment policy, which allows the Company to pursue the recoupment of any performance-based incentive payments, including payments under the AIP and performance-based RSUs, paid to executive officers, who are found by the Board to be personally responsible for fraud or intentional misconduct.

Insider Trading Policy. Our insider trading policy prohibits NEOs and directors, directly or through family members or other persons or entities, from buying or selling Williams securities or engaging in any other action to take personal advantage of material nonpublic information. In addition, if during the course of working for the Company, the NEO or director learns of material nonpublic information about a competitor or a company with which Williams or an affiliate of Williams does or anticipates doing business with, he/she may not trade in that company’s securities until the information becomes public or is no longer material.

Accounting and Tax Treatment

We consider the impact of accounting and tax treatment when designing all aspects of pay, but the primary driver of our program design is to support our business objectives.

71 Williams Companies | 2026 Proxy Statement

Compensation Discussion and Analysis

Prior to 2018 and the implications of the tax reform legislation in late 2017, stock options and performance-based RSUs were intended to satisfy the requirements for performance-based compensation as defined in Section 162(m) of the Internal Revenue Code and were therefore considered a tax-deductible expense. Time-based RSUs did not qualify as performance-based and may not be fully deductible. Section 162(m) has been amended for taxable years after December 31, 2017, eliminating the performance-based compensation exception, except for certain grandfathered arrangements previously in place. The Company will generally not be entitled to a tax deduction for individual compensation in excess of $1 million for certain executive officers.

Compensation and Management Development Committee Report

We have reviewed and discussed the foregoing CD&A with management. Based on our review and discussions with management, we recommend to the Board that the CD&A be included in this proxy statement.

By the members of the Compensation and Management Development Committee of the Board:

William H. Spence, Chair

Stephen W. Bergstrom

Carri A. Lockhart

Richard E. Muncrief

Scott D. Sheffield

The Compensation Committee Report on Executive Compensation is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by Williams under the Securities Act or the Exchange Act, except to the extent that Williams specifically incorporates such information by reference.

Williams fosters an inclusive culture where all employees feel respected, valued and empowered to be their true selves.

Williams Companies | 2026 Proxy Statement 72

Executive Compensation Tables and Other Information

2025 Summary Compensation Table

The following table sets forth certain information with respect to the compensation of the NEOs earned during fiscal years 2025, 2024, and 2023:

NAME AND PRINCIPAL POSITION	YEAR	SALARY(1)	BONUS(2)	STOCK AWARDS(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION(4)	CHANGE IN PENSION VALUE & NONQUALIFIED DEFERRED COMPENSATION EARNINGS(5)	ALL OTHER COMPENSATION(6)	TOTAL

Chad J. Zamarin	2025	$829,788	$—	$5,999,962	$1,492,255	$330,871	$29,917	$8,682,793
President and Chief	2024	666,923	—	3,149,999	1,055,000	20,140	30,619	4,922,681
Executive Officer	2023	643,846	—	3,000,000	855,000	501,382	23,291	5,023,519

Alan S. Armstrong	2025	1,145,577	—	13,499,980	2,271,856	945,766	56,194	17,919,373
Executive Board Chair and Former	2024	1,435,539	—	10,499,994	3,338,243	1,004,718	45,063	16,323,557
President and Chief Executive Officer	2023	1,390,770	—	9,999,977	2,649,416	3,453,819	54,820	17,548,802

Robert R. Wingo	2025	253,846	1,000,000	4,199,990	382,290	—	288,941	6,125,067
EVP Corporate	2024	—	—	—	—	—	—	—
Strategic Development	2023	—	—	—	—	—	—	—

John D. Porter	2025	629,231	—	2,900,022	965,011	272,145	54,979	4,821,388
EVP and Chief	2024	600,385	—	2,730,004	844,000	112,173	35,954	4,322,516
Financial Officer	2023	571,154	—	2,600,000	655,000	429,774	25,923	4,281,851

Larry C. Larsen	2025	594,231	—	2,762,512	955,895	167,611	31,297	4,511,546
EVP and Chief	2024	—	—	—	—	—	—	—
Operating Officer	2023	—	—	—	—	—	—	—

T. Lane Wilson	2025	591,154	—	1,899,988	805,325	251,306	32,545	3,580,318
SVP and	2024	572,692	—	1,889,979	712,000	126,802	33,793	3,335,266
General Counsel	2023	556,923	—	1,800,000	565,000	431,367	31,618	3,384,908

Micheal G. Dunn	2025	339,471	—	4,200,003	407,199	425,107	28,245	5,400,025
Former EVP and Chief	2024	796,923	—	4,199,988	1,359,000	308,735	41,285	6,705,931
Operating Officer	2023	775,385	—	4,000,001	1,110,000	946,693	27,078	6,859,157

(1)
Salary. The base salary paid during the calendar year.
(2)
Bonus. Mr. Wingo received a sign‑on bonus in 2025 upon joining the Company. This award and other elements of his new‑hire compensation package, including new‑hire equity awards, were intended to replace the approximate economic value, delivered in a similar form of compensation, and generally aligned with the timing of compensation opportunities forfeited upon leaving his prior employer. These awards were one‑time in nature, with the equity awards intended to align his interests with those of stockholders, and are not indicative of his ongoing annual compensation levels.
(3)
Stock Awards. Awards were granted under the terms of the 2007 Incentive Plan and include time-based and performance-based RSUs. Amounts shown are the grant date fair value of awards computed in accordance with FASB ASC Topic 718. The assumptions used to value the stock awards can be found in our Annual Report on Form 10-K for the year-ended December 31, 2025.

The potential maximum values of the performance-based RSUs, subject to changes in performance outcomes, are as follows:

2025 PERFORMANCE- BASED RSU MAXIMUM POTENTIAL

Chad J. Zamarin	$6,499,935

Alan S. Armstrong	18,599,993

Robert R. Wingo	3,999,986

John D. Porter	2,899,989

Larry C. Larsen	2,762,508

T. Lane Wilson	1,900,001

Micheal G. Dunn	4,200,022

(4)
Non-Equity Incentive Plan. The maximum annual incentive pool funding for NEOs is 200 percent of target.

73 Williams Companies | 2026 Proxy Statement

Executive Compensation Tables and Other Information

(5)
Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amount shown is the aggregate change from December 31, 2024 to December 31, 2025, in the actuarial present value of the accrued benefit under the qualified pension and non-qualified plan. A portion of the change in present value is impacted due to the lower discount rate used to measure these benefits at the end of 2025. The underlying design of these programs did not change from 2024 to 2025. Please refer to the “Pension Benefits” table for further details of the present value of the accrued benefit. Mr. Wingo is not a participant in the qualified pension plan or retirement restoration plan, as his date of hire occurred after December 31, 2019.
(6)
All Other Compensation. Amounts shown represent payments made on behalf of the NEOs and include life insurance premiums, a 401(k)-matching contribution, and perquisites (if applicable). Perquisites may include financial planning services, mandated annual physical exams, supplemental executive LTD, and personal use of the Company aircraft. If the NEO used the Company aircraft, the incremental cost method is used to calculate the value of the personal use of the Company aircraft. The incremental cost calculation includes items such as fuel, maintenance, weather and airport services, pilot meals, pilot overnight expenses, aircraft telephone, and catering. Amounts do not include arrangements that are generally available to our employees and do not discriminate in scope, terms, or operations in favor of our NEOs, such as medical, dental, and disability programs.
•
Mr. Zamarin received 401(k) matching contributions in the amount of $21,000; reimbursement related to a mandated annual physical exam; life insurance premiums; and supplemental executive LTD.
•
Mr. Armstrong received 401(k) matching contributions in the amount of $21,000; reimbursement of financial planning services; reimbursement related to a mandated annual physical exam; personal usage of the Company aircraft in the amount of $15,843; life insurance premiums; and supplemental executive LTD.
•
Mr. Wingo received 401(k) matching contributions and a 4.5% fixed annual contribution in the amount of $29,596; relocation benefits in the amount of $118,439; life insurance premiums in the amount of $13,416; and one-time legal fees associated with a disputed noncompete agreement between Mr. Wingo and his previous employer in the amount of $127,490. With respect to the disclosed legal fees, the Company incurred these expenses to ensure Mr. Wingo could effectively perform his duties and further the interests of the Company in the role for which he was hired.
•
Mr. Porter received 401(k) matching contributions in the amount of $21,000; reimbursement of financial planning services in the amount of $10,000; reimbursement related to a mandated annual physical exam; life insurance premiums in the amount of $13,416; and supplemental executive LTD.
•
Mr. Larsen received 401(k) matching contributions in the amount of $21,000; reimbursement of financial planning services; reimbursement related to a mandated annual physical exam; life insurance premiums; and supplemental executive LTD.
•
Mr. Wilson received 401(k) matching contributions in the amount of $21,000; reimbursement related to a mandated annual physical exam; life insurance premiums; and supplemental executive LTD.
•
Mr. Dunn received 401(k) matching contributions in the amount of $21,000; reimbursement of financial planning services; life insurance premiums; and supplemental executive LTD.

The Compensation Committee considers the compensation of CEOs from comparator companies when setting Mr. Zamarin’s pay. It is the competitive norm for CEOs to be paid more than other NEOs. In addition, the Compensation Committee believes the difference in pay between the CEO and other NEOs is consistent with our compensation philosophy (summarized in the CD&A), which considers the external market and internal value of each job to the Company along with the incumbent’s experience and performance of the job in setting pay. The CEO’s job is different from the other NEOs because the CEO has ultimate responsibility for performance results and is accountable to the Board and stockholders. Consequently, the Compensation Committee believes it is appropriate for the CEO’s pay to be higher.

Williams Companies | 2026 Proxy Statement 74

Executive Compensation Tables and Other Information

Grants of Plan Based Awards

The following table sets forth certain information with respect to the grant of RSUs and awards payable under the Company’s annual cash incentive plan during the last fiscal year to the NEOs:

	GRANT	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS (1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS (2)			ALL OTHER STOCKAWARDS: NUMBER OF SHARES OF STOCK	GRANT DATE FAIR VALUE OF STOCK AND OPTION
NAME	DATE	THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM	OR UNITS(3)	AWARDS

		$—	$1,097,247	$2,194,493					$—
	2/20/2025				—	28,707	57,414		1,749,979
Zamarin	2/20/2025							29,940	1,749,993
	7/1/2025				—	23,607	47,214		1,499,989
	7/1/2025							17,030	1,000,002
		—	1,670,482	3,340,964					—
Armstrong	2/20/2025				—	152,559	305,118		9,299,997
	2/20/2025							71,856	4,199,983
		—	281,096	562,192					—
Wingo	8/6/2025				—	31,756	63,512		1,999,993
	8/6/2025							37,517	2,199,997
		—	567,653	1,135,307					—
Porter	2/20/2025				—	23,786	47,572		1,449,995
	2/20/2025							24,808	1,450,028
		—	611,186	1,222,373					—
	2/20/2025				—	12,918	25,836		787,481
Larsen	2/20/2025							13,473	787,497
	5/7/2025				—	9,183	18,366		593,773
	5/7/2025							10,074	593,762
		—	473,721	947,441					—
Wilson	2/20/2025				—	15,584	31,168		950,001
	2/20/2025							16,253	949,988
		—	299,411	598,822					—
Dunn	2/20/2025				—	34,449	68,898		2,100,011
	2/20/2025							35,928	2,099,992

Note: Information provided is as of the close of market on December 31, 2025.

(1)
Non-Equity Incentive Awards. Awards from the 2025 AIP are shown.

• Threshold: At threshold, the 2025 AIP awards are zero.

• Target: The amount shown is based upon a business performance attainment of 100 percent.

• Maximum: The maximum calculated result for the NEOs is 200 percent of their AIP target.

Mr. Wingo was a new hire in 2025 and received a partial payment based on 2025 earnings. Mr. Dunn retired in 2025 and also received a partial payment based on 2025 earnings.

(2)
Represents performance-based RSUs granted in February 2025 under the 2007 Incentive Plan. Performance-based RSUs can be earned over a three year period only if the established performance target is met and the NEO is employed on the certification date, subject to certain exceptions such as the executive’s death, disability or retirement. Under any circumstances, these shares will be distributed no earlier than the third anniversary of the grant other than due to a termination upon a change in control. If performance plan goals are exceeded, the NEO can receive up to 200 percent of target. If plan threshold goals are not met, the NEO’s awards are cancelled in their entirety. Mr. Zamarin and Mr. Larsen received an additional performance-based RSU award at the time of their respective promotions. Mr. Wingo received a performance-based RSU award at the time of hire.
(3)
Represents time-based RSUs granted under the 2007 Incentive Plan. Time-based units generally cliff vest 36 months from the respective grant date. Mr. Zamarin and Mr. Larsen received an additional time-based RSU award with 36-month cliff vesting at the time of their respective promotions. Mr. Wingo received a time-based RSU award at the time of hire, that ratably vests in one-half increments on the first and second anniversary of the award.

75 Williams Companies | 2026 Proxy Statement

Executive Compensation Tables and Other Information

Outstanding Equity Awards

The following table sets forth certain information with respect to the outstanding equity awards held by the NEOs at the end of 2025:

	OPTION AWARDS						STOCK AWARDS

NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS	OPTION EXERCISE PRICE	EXPIRATION DATE	GRANT DATE		NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OF STOCK OR OTHER RIGHTS THAT HAVE NOT VESTED	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (3)

					$—		7/1/2025	(1)	—	—	17,030	$1,023,673
							7/1/2025	(2)	—	—	23,607	1,419,017
							2/20/2025	(1)	—	—	29,940	1,799,693
Zamarin							2/20/2025	(2)	—	—	28,707	1,725,578
							2/22/2024	(1)	—	—	45,129	2,712,704
							2/22/2024	(2)	—	—	46,147	2,773,896
							2/23/2023	(1)	—	—	48,309	2,903,854
							2/23/2023	(2)	—	—	46,671	2,805,394
							2/20/2025	(1)	—	—	71,856	4,319,264
							2/20/2025	(2)	—	—	152,559	9,170,321
Armstrong							2/22/2024	(1)	—	—	120,344	7,233,878
							2/22/2024	(2)	—	—	184,588	11,095,585
							2/23/2023	(1)	—	—	128,824	7,743,611
							2/23/2023	(2)	—	—	186,683	11,221,515
Wingo							8/6/2025	(1)	—	—	37,517	2,255,147
							8/6/2025	(2)	—	—	31,756	1,908,853
	2/20/2018	5,820	-	-	29.09	2/18/2028	2/20/2025	(1)	—	—	24,808	1,491,209
	2/21/2017	3,936	-	-	28.87	2/19/2027	2/20/2025	(2)	—	—	23,786	1,429,776
Porter	8/4/2016	1,899	-	-	24.98	8/4/2026	2/22/2024	(1)	—	—	39,112	2,351,022
							2/22/2024	(2)	—	—	39,994	2,404,039
							2/23/2023	(1)	—	—	41,868	2,516,685
							2/23/2023	(2)	—	—	40,448	2,431,329
							5/7/2025	(1)	—	—	10,074	605,548
							5/7/2025	(2)	—	—	9,183	551,990
							2/20/2025	(1)	—	—	13,473	809,862
							2/20/2025	(2)	—	—	12,918	776,501
Larsen							2/22/2024	(1)	—	—	22,564	1,356,322
							2/22/2024	(2)	—	—	23,074	1,386,978
							2/23/2023	(1)	—	—	24,155	1,451,957
							2/23/2023	(2)	—	—	23,335	1,402,667
							2/20/2025	(1)	—	—	16,253	976,968
							2/20/2025	(2)	—	—	15,584	936,754
Wilson							2/22/2024	(1)	—	—	27,077	1,627,598
							2/22/2024	(2)	—	—	27,688	1,664,326
							2/23/2023	(1)	—	—	28,986	1,742,348
							2/23/2023	(2)	—	—	28,002	1,683,200
	2/20/2018	109,130	-	-	29.09	2/18/2028	2/20/2025	(2)	—	—	34,449	2,070,729
Dunn	2/27/2017	80,736	-	-	28.15	2/26/2027	2/22/2024	(2)	—	—	25,637	1,541,040
							2/23/2023	(2)	—	—	46,671	2,805,394

Note: Information provided is as of the close of market on December 31, 2025.

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Executive Compensation Tables and Other Information

Stock Awards

(1)
The following table reflects the vesting dates for associated time-based RSU award grant dates:

GRANT DATE	VESTING DATES

2/20/2025	2/20/2028
2/22/2024	2/22/2027
2/23/2023	2/23/2026

Mr. Zamarin’s July 1, 2025 time-based RSU award will fully vest in three years on July 1, 2028

Mr. Wingo’s August 6, 2025 time-based RSU award will vest in one-half increments on August 6, 2026 and August 6, 2027

Mr. Larsen’s May 7, 2025 time-based RSU award will fully vest in three years on May 7, 2028

(2)
Performance-based RSUs are subject to attainment of performance targets established by the Compensation Committee. If earned, these awards generally vest three years from the date of grant. The awards included on the table are outstanding as of December 31, 2025.
(3)
Values are based on a closing stock price of $60.11 on December 31, 2025.

Option Exercises and Stock Vested

The following table sets forth certain information with respect to options exercised by the NEO and stock that vested during fiscal year 2025:

	OPTION AWARDS		STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE	VALUE REALIZED ON EXERCISE	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING

Chad J. Zamarin	—	$—	124,499	$7,137,528

Alan S. Armstrong	—	—	452,843	25,961,489

Robert R. Wingo	—	—	—	—

John D. Porter	—	—	110,666	6,344,482

Larry C. Larsen	—	—	35,677	2,044,107

T. Lane Wilson	—	—	73,778	4,229,693

Micheal G. Dunn	—	—	331,121	19,256,037

Retirement Plan

The retirement plan for the Company’s NEOs consists of two plans: the pension plan and the retirement restoration plan as described below. Together these plans generally provide the same level of benefits to our executives as the pension plan provides to other eligible employees of the Company. The retirement restoration plan was implemented to address the annual compensation limit of the Internal Revenue Code.

Pension Plan

Each of our NEOs, with the exception of Mr. Wingo, have completed one year of service and participate in our pension plan. All employees hired after December 31, 2019, which includes Mr. Wingo, are not eligible to participate in our pension plan and instead receive a noncontributory 401(k) plan fixed annual contribution of 4.5% of eligible pay up to the annual Internal Revenue Code compensation limit. Our pension plan is a noncontributory, tax qualified defined benefit plan (with a cash balance design) subject to the Employee Retirement Income Security Act of 1974, as amended.

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Executive Compensation Tables and Other Information

Each year, participants in the plan earn compensation credits that are posted to their cash balance account. The annual compensation credits are equal to the sum of a percentage of eligible pay (base pay and certain bonuses) and a percentage of eligible pay greater than the social security wage base. The percentage credited is based upon the participant’s age as of December 31, 2019 as shown in the following table:

AGE AS OF 12/31/2019	PERCENTAGE OF ELIGIBLE PAY	PERCENT OF ELIGIBLE PAY GREATER THAN THE SOCIAL SECURITY WAGE BASE

40-49	8%	3%

50 or over	10%	5%

For participants who were active employees and participants under the plan on March 31, 1998 and April 1, 1998, the percentage of eligible pay is increased by 0.3 percent multiplied by the participant’s total years of benefit service earned as of March 31, 1998.

In addition, interest is credited to account balances quarterly at a rate determined annually in accordance with the terms of the plan.

While a lump-sum benefit is also available, the monthly annuity available to those who take normal retirement is based on the participant’s account balance as of the date of commencement. Normal retirement age is 65. Early retirement eligibility begins at age 55. At retirement, participants may choose to receive a single-life annuity (for single participants), a qualified joint and survivor annuity (for married participants), or they may choose one of several other forms of payment having an actuarial value equal to that of the relevant annuity.

Retirement Restoration Plan

The Internal Revenue Code limits pension benefits, based on the annual compensation limit, which can be accrued in tax-qualified defined benefit plans, such as our pension plan. The annual compensation limit in 2025 was $350,000. Any reduction in an executive’s pension benefit accrual due to these limits will be compensated, subject to a cap, under an unfunded top hat plan — our retirement restoration plan.

The elements of compensation that are included in applying the payment and benefit formula for the retirement restoration plan are the same elements that are used, except for application of a cap, in the base pension plan for eligible employees. The elements of pay included in that definition are total base pay, including any overtime, base pay-reduction amounts, and cash bonus awards, if paid (unless specifically excluded under a written bonus or incentive-pay arrangement). Specifically excluded from the definition are severance pay, cost-of-living pay, housing pay, relocation pay (including mortgage interest differential), taxable and non-taxable fringe benefits, and all other extraordinary pay, including any amounts received from equity compensation awards.

With respect to bonuses, annual cash incentives are considered in determining eligible pay under the pension plan. Long-term equity compensation incentives are not considered.

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Executive Compensation Tables and Other Information

Pension Benefits

The following table sets forth certain information with respect to the actuarial present value of the accrued benefit as of December 31, 2025 under the qualified pension plan and retirement restoration plan. All participating NEOs are fully vested in the benefits:

NAME	PLAN NAME	NUMBER OF YEARS CREDITED SERVICES	PRESENT VALUE OF ACCRUED BENEFIT(1)	PAYMENTS DURING LAST FISCAL YEAR

Chad J. Zamarin	Pension Plan	9	$234,537	—

	Retirement Restoration Plan	9	1,085,249	—

Alan S. Armstrong	Pension Plan	40	1,467,642	—

	Retirement Restoration Plan	40	10,122,080	—

Robert R. Wingo (2)	Pension Plan	—	—	—

	Retirement Restoration Plan	—	—	—

John D. Porter	Pension Plan	28	577,435	—

	Retirement Restoration Plan	28	663,633	—

Larry C. Larsen	Pension Plan	26	418,613	—

	Retirement Restoration Plan	26	329,608	—

T. Lane Wilson	Pension Plan	9	339,290	—

	Retirement Restoration Plan	9	969,966	—

Micheal G. Dunn (3)	Pension Plan	23	556,817	—

	Retirement Restoration Plan	23	2,305,391	—

(1)
The primary actuarial assumptions used to determine the present values include an annual interest credit to normal retirement age equal to 4.25 percent and a discount rate equal to 5.33 percent for the pension plan and a discount rate equal to 4.80 percent for the retirement restoration plan.
(2)
Mr. Wingo is not a participant in the qualified pension plan or retirement restoration plan, as his date of hire occurred after December 31, 2019.
(3)
Mr. Dunn rejoined the company in 2017. As a former employee, Mr. Dunn has prior years of vesting service under the Plans.

Williams’ footprint includes strategic assets in the deepwater Gulf, the Rockies, the Pacific Northwest and the Eastern Seaboard. Williams is headquartered in Tulsa, Oklahoma, with major offices in Houston and Pittsburgh.

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Executive Compensation Tables and Other Information

Nonqualified Deferred Compensation

We do not provide other nonqualified deferred compensation for any of our NEOs or other employees.

Change in Control Agreements

We have entered into change in control agreements with each of our NEOs to facilitate continuity of management if there is a change in control of the Company.

If during the term of a change in control agreement, a “change in control” occurs and (i) the employment of any NEO is terminated other than for “cause,” “disability,” or death, or (ii) a NEO resigns for “good reason,” such NEO is entitled to the following:

•
accrued but unpaid base salary, accrued but unpaid paid time off, and any other amounts or benefits due but not paid (lump sum payment);
•
within sixty days after the termination date or such later date required by section 409A of the Internal Revenue Code of 1986, as amended:
•
prorated annual cash incentive for the year of separation through the termination date (lump sum payment);
•
a severance amount equal to three times the sum of his or her base salary and target annual incentive bonus, as of the termination date (lump sum payment); and
•
an amount equal to the full monthly cost of group medical, dental, and/or prescription drug plan benefits multiplied by thirty-six (lump sum payment).
•
all equity awards will vest and will be paid out only in accordance with the terms of the respective plan and award agreements;
•
continued participation in the Company’s directors’ and officers’ liability insurance for six years or any longer known applicable statute of limitations period;
•
indemnification as set forth under the Company’s By-laws; and
•
outplacement benefits for six months at a cost not exceeding $25,000 per NEO.

We provide a ‘best net’ provision providing our NEOs with the better of their after-tax benefit capped at the safe harbor amount or their benefit paid in full, subjecting them to possible excise tax payments. If a NEO’s employment is terminated for “cause” during the period beginning upon a change of control and continuing for two-years or until the termination of the agreement, whichever happens first, the NEO is entitled to accrued but unpaid base salary, unpaid paid time off, and any other amounts or benefits due but not paid (lump sum payment).

The agreements with our NEOs use the following definitions:

“Cause” generally means a NEO’s:

•
conviction of or a plea of nolo contendere to a felony or a crime involving fraud, dishonesty, or moral turpitude;
•
misconduct in the performance of his or her duties that has a material adverse effect on Williams;
•
violation or disregard of the Code of Business Conduct that has a material adverse effect on Williams;
•
violation or disregard of a Company policy, standard or process that has a material adverse effect on Williams; or
•
habitual or gross neglect of his or her duties.

Cause generally does not include bad judgment or negligence (other than habitual neglect or gross negligence); acts or omissions made in good faith after reasonable investigation by the NEO or acts or omissions with respect to which the Board could determine that the NEO had satisfied the standards of conduct for indemnification or reimbursement under the Company’s By-laws,

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Executive Compensation Tables and Other Information

indemnification agreement, or applicable law; or failure (despite good faith efforts) to meet performance goals, objectives, or measures for a period beginning upon a change of control and continuing for two years or until the termination of the agreement, whichever happens first. A NEO’s act or failure to act (except as relates to a conviction or plea of nolo contendere described above), when done in good faith and with a reasonable belief after reasonable investigation that such action or non-action was in the best interest of Williams or its affiliate or required by law shall not be cause if the NEO cures the action or non-action within ten days of notice. Furthermore, no act or failure to act will be cause if the NEO acted under the advice of Williams’ counsel or as required by the legal process.

“Change in control” means:

•
any person, subject to certain exceptions, becomes a beneficial owner, as such term is defined under the Exchange Act, of 30 percent or more of the combined voting power of all securities entitled to vote generally in the election of directors (“Voting Securities”);
•
a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not approved by the majority of the members constituting the Board prior to the date of the appointment or election;
•
consummation of any reorganization, merger, consolidation, statutory share exchange or similar transaction (a “Reorganization”), the sale or disposition of all or substantially all of Williams’ assets (a “Sale”), or the acquisition of the assets or stock of another entity (an “Acquisition”) unless immediately following such Reorganization, Sale or Acquisition, (A) all or substantially all of the beneficial owners of the outstanding shares of Williams common stock and Williams Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such Reorganization, Sale or Acquisition (the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition and (B) no Person (other than Williams or any of its subsidiaries, the Surviving Entity or its ultimate parent, or any employee benefit plan sponsored or maintained by any of the foregoing) is the beneficial owner of 30% or more of the Voting Securities, and (C) at least a majority of the members of the board of directors or similar governing body of the Surviving Entity were members of the incumbent Board at the time of the execution of the initial agreement, or at the time of the action of the Board of Directors, providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition); or
•
approval by the stockholders of Williams for a complete liquidation or dissolution of Williams.

“Disability” means the inability of a NEO, as determined by the Board, to perform the essential functions of his or her regular duties and responsibilities, with or without reasonable accommodation, due to a medically determinable physical or mental illness which has lasted (or can reasonably be expected to last) for a period of 6 consecutive months.

“Good reason” means, generally, (i) the assignment of any duties inconsistent in any material respect with the NEO’s position, authority, duties or responsibilities as provided in the agreement or any other action that results in a material diminution in the NEO’s position, authority, duties or responsibilities, (ii) a reduction in the NEO’s base salary or annual bonus opportunity, (ii) required relocation to an office or location more than 50 miles for the NEO’s office or location as of the change in control, (iv) a successor company’s failure to honor the agreement, or (v) any other material breach of the Agreement not taken in good faith or not promptly remedied upon notice from the NEO.

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Executive Compensation Tables and Other Information

Termination Scenarios

The following table sets forth circumstances that provide for payments to the NEOs following or in connection with a change in control of the Company or a NEO’s termination of employment for cause, upon retirement, upon death and disability, or not for cause. NEOs are generally eligible to retire at the earlier of age 55 and completion of three years of service or age 65.

All values are based on a hypothetical termination date of December 31, 2025 and a WMB closing stock price of $60.11 on such date. The values shown are intended to provide reasonable estimates of the potential benefits the NEOs would receive upon termination. The values are based on various assumptions and may not represent the actual amount a NEO would receive. In addition to the amounts disclosed in the following table, a departing NEO would retain the amounts he or she has earned over the course of his or her employment prior to the termination event, including accrued retirement benefits and previously vested stock options and restricted stock units.

NAME	PAYMENT	FOR CAUSE(1)	RETIREMENT(2)	DEATH & DISABILITY(3)	NOT FOR CAUSE(4)	CIC(5)

	Stock awards	—	—	$16,898,818	$12,129,656	$18,218,153
	AIP	—	—	1,500,000	1,500,000	1,500,000
	Cash Severance	—	—	—	—	7,500,000
Zamarin	Outplacement	—	—	—	—	25,000
	Health & Welfare	—	—	—	—	97,460
	‘Best Net’ Provision	—	—	—	—	(1,070,134)
	Total	—	—	18,398,818	13,629,656	26,270,479
	Stock awards	—	42,096,762	48,940,135	42,096,762	54,217,474
	AIP	—	1,125,000	1,125,000	1,125,000	1,125,000
	Cash Severance	—	—	—	—	5,625,000
Armstrong	Outplacement	—	—	—	—	25,000
	Health & Welfare	—	—	—	—	60,400
	‘Best Net’ Provision	—	—	—	—	—
	Total	—	43,221,762	50,065,135	43,221,762	61,052,874
	Stock awards	—	—	4,233,273	788,784	4,233,273
	AIP	—	—	600,000	600,000	600,000
	Cash Severance	—	—	—	2,400,000	3,600,000
Wingo	Outplacement	—	—	—	25,000	25,000
	Health & Welfare	—	—	—	6,095	83,610
	‘Best Net’ Provision	—	—	—	—	(1,705,366)
	Total	—	—	4,833,273	3,819,879	6,836,517
	Stock awards	—	9,048,271	12,354,720	10,174,928	13,498,141
	AIP	—	571,500	571,500	571,500	571,500
	Cash Severance	—	—	—	2,413,000	3,619,500
Porter	Outplacement	—	—	—	25,000	25,000
	Health & Welfare	—	—	—	6,299	88,830
	‘Best Net’ Provision	—	—	—	—	—
	Total	—	9,619,771	12,926,220	13,190,726	17,802,971
	Stock awards	—	—	8,212,021	6,072,464	8,871,699
	AIP	—	—	742,500	742,500	742,500
	Cash Severance	—	—	—	2,835,000	4,252,500
Larsen	Outplacement	—	—	—	25,000	25,000
	Health & Welfare	—	—	—	6,299	88,830
	‘Best Net’ Provision	—	—	—	—	—
	Total	—	—	8,954,521	9,681,262	13,980,529
	Stock awards	—	6,233,019	8,441,120	7,013,001	9,232,714
	AIP	—	476,000	476,000	476,000	476,000
	Cash Severance	—	—	—	2,142,000	3,213,000
Wilson	Outplacement	—	—	—	25,000	25,000
	Health & Welfare	—	—	—	4,280	60,400
	‘Best Net’ Provision	—	—	—	—	—
	Total	—	6,709,019	8,917,120	9,660,281	13,007,115
	Stock awards	—	16,919,402	—	—	—
	AIP	—	407,199	—	—	—
	Cash Severance	—	—	—	—	—
Dunn(6)(7)	Outplacement	—	—	—	—	—
	Health & Welfare	—	—	—	—	—
	‘Best Net’ Provision	—	—	—	—	—
	Total	—	17,326,601	—	—	—

(1)
If a NEO is terminated for cause or leaves the company voluntarily, no additional benefits will be received.

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Executive Compensation Tables and Other Information

(2)
Mr. Armstrong, Mr. Porter, and Mr. Wilson are the only NEOs eligible to retire as of December 31, 2025. Mr. Dunn retired May 2, 2025. If a NEO retires, then the annual cash incentive for the year of separation is pro-rated to the retirement date and is paid when all active employees’ annual cash incentives are paid after the company performance is certified. A pro-rated portion of the unvested time-based restricted stock units will accelerate, and a pro-rated portion of any performance-based restricted stock units will vest on the original vesting date if the Compensation Committee certifies that the performance measures were met. Since Mr. Armstrong is over age 60 and has more than 10 years of service, any time-based RSU would vest upon retirement. The annual cash incentive award amounts, as of December 31, 2025, are shown at target.
(3)
If a NEO dies or becomes disabled, then the annual cash incentive for the year of separation is pro-rated through the separation or leave date and is paid when all active employees’ annual cash incentives are paid after the company performance is certified. All unvested time-based restricted stock units will fully accelerate. A pro-rated portion of 2023 and 2024 performance-based restricted stock units will vest on the original vesting date if the Compensation Committee certifies that the performance measures were met, while 2025 performance-based restricted stock units will fully accelerate at target. The annual cash incentive award estimates, as of December 31, 2025, are shown at target.
(4)
For a NEO who is involuntarily terminated and who receives severance or for a NEO whose termination is due to the sale of a business or outsourcing any portion of a business and for whom no comparable internal offer of employment is made, 2023 and 2024 unvested time-based restricted stock units will fully accelerate, while a pro-rated portion of 2025 unvested time-based restricted stock units will accelerate. A pro-rated portion of any performance-based restricted stock units will vest on the original vesting date if the Compensation Committee certifies that the performance measures were met. If this separation occurs during the last quarter of the fiscal year, the annual cash incentive for the year of separation is pro-rated through the separation or leave date and is paid when all active employees’ annual cash incentives are paid after the company performance is certified. The annual cash incentive award amounts, as of December 31, 2025, are shown at target.
(5)
See “Change In Control Agreements” section.
(6)
The AIP values recorded for Mr. Dunn reflect what was actually received for the 2025 performance year.
(7)
The stock award values represented for Mr. Dunn include the amounts realized from his 2023, 2024, and 2025 time-based restricted stock units vesting on November 3, 2025 with a closing stock price of $59.03. The stock award values for Mr. Dunn also include the value of his outstanding 2023 and 2024 pro-rated performance-based restricted stock units as of December 31, 2025. Mr. Dunn’s outstanding 2025 performance-based restricted stock units were not pro-rated per his grant agreement, and that value as of December 31, 2025 is included in the stock award values.

Please note that we make no assumptions as to the achievement of performance goals as it relates to the performance-based RSUs for active NEOs. If an award is covered by Section 409A of the Internal Revenue Code, lump sum payments and equity award distributions occurring from these events will occur six months after the triggering event to the extent required by the Internal Revenue Code and our award agreements.

CEO Pay Ratio

Our CEO Pay Ratio was calculated in compliance with the requirements set forth in Item 402(u) of Regulation S-K. We are utilizing the same median employee disclosed in the 2024 and 2025 Proxy Statements. We identified this median employee using our employee population on October 1, 2023. We used a consistently applied compensation measure across our employee population to determine the median employee. For our consistently applied compensation measure, we used targeted total cash compensation which includes an employee’s base salary plus their annual incentive bonus opportunity at target. Due to the consistent use of base salaries and our annual incentive program across our population, targeted total cash compensation provides an accurate depiction of total earnings for the purpose of identifying our median employee. We then calculated the median employee’s compensation in the same manner as the named executive officers in the Summary Compensation Table.

Our median employee’s compensation was $143,269. Our CEO’s disclosed compensation amount was $8,682,793. Accordingly, our CEO Pay Ratio is 61:1.

It is important to note that 90 percent of our CEO’s target compensation is at risk. Additionally, 69 percent of the amount disclosed as the CEO’s total compensation in the Summary Compensation Table is the grant date value of equity awards made during 2025. He has not earned any value from these awards to date. Also, more than $330,000 of the CEO’s total compensation is due to a change in the present value of the pension benefits he has earned over his 9 years of service with the Company.

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Executive Compensation Tables and Other Information

Pay Versus Performance

The table below provides additional information related to compensation for our NEOs as required by Item 402(v) of Regulation S-K. The table includes a calculated value titled “compensation actually paid” (“CAP”) for the Primary Executive Officer (“PEO”), our CEO, and for the non-PEO NEOs. It’s important to note the majority of the value displayed as CAP has in fact not been earned or paid and reflects updated values of outstanding equity awards that are still subject to vesting, and in some cases, performance requirements. The table also provides information on our cumulative TSR, the cumulative TSR of the Bloomberg US 3000 Oil & Gas Supply Chain Index, GAAP net income, and Adjusted EBITDA.

	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(a)		COMPENSATION ACTUALLY PAID TO PEO(a)		AVERAGE SUMMARY	AVERAGE	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:(b)
YEAR	Armstrong ($)	Zamarin ($)	Armstrong ($)	Zamarin ($)	COMPENSATION TABLE TOTAL FOR NON-PEO NAMED EXECUTIVE OFFICERS ($)(a)	COMPENSATION ACTUALLY PAID TO NON-PEO NAMED EXECUTIVE OFFICERS ($)(a)	COMPANY TSR ($)	BLOOMBERG US 3000 OIL & GAS SUPPLY CHAIN INDEX TSR ($)	NET INCOME ($) in millions	ADJUSTED EBITDA (c) ($) in millions

2025	$17,919,373	$8,682,793	$31,816,791	$12,449,068	$4,887,669	$8,309,215	$384.31	$302.61	$2,768	$7,750
2024	16,323,557	—	44,821,452	—	4,821,598	12,503,040	334.50	283.38	2,346	7,080
2023	17,548,802	—	18,483,038	—	4,887,359	5,389,030	206.02	259.02	3,303	6,779
2022	13,887,596	—	36,717,682	—	4,323,372	9,088,871	184.04	261.24	2,117	6,418
2021	13,759,533	—	32,332,070	—	4,036,788	9,626,605	138.43	159.93	1,562	5,635

(a)
The PEOs for 2025 include Mr. Armstrong and Mr. Zamarin.The PEO for 2021, 2022, 2023, and 2024 is Mr. Armstrong. The non-PEO NEOs for 2021 include Mr. Dunn, Mr. Zamarin, Mr. Chandler, and Mr. Bennett. The non-PEO NEOs for 2022, 2023 and 2024 include Mr. Dunn, Mr. Zamarin, Mr. Porter, and Mr. Wilson. The non-PEO NEOs for 2025 include Mr. Wingo, Mr. Porter, Mr. Larsen, Mr. Wilson, and Mr. Dunn.
(b)
The dollar amount represents the value of an initial $100 investment on December 31, 2020, assuming reinvestment of all dividends. Following the discontinuation of the Bloomberg Americas Pipeline Index, the Bloomberg US 3000 Oil & Gas Supply Chain Index was adopted as the peer group for purposes of this disclosure.
(c)
Adjusted EBITDA is a non-GAAP measure. A reconciliation of these non-GAAP financial measures to their nearest GAAP comparable financial measure is included in the appendix.

The following tables detail the adjustments to the SCT total compensation value to reach the calculated CAP result. The equity award values are calculated in accordance with FASB ASC Topic 176 for each year-end value. For awards that vested within the applicable calendar year, the actual vesting date value is applied. The addition to the SCT value for pension benefits reflect the actual service cost applicable for the calendar year as opposed to the change in present value of the pension benefit used in the SCT. No prior service cost is included as there were no applicable plan amendments during this time.

The PEO calculation of CAP for Mr. Armstrong:

YEAR	SCT TOTAL COMP	DEDUCTIONS FROM SCT TOTAL FOR EQUITY AWARDS	DEDUCTIONS FROM SCT FOR PENSION BENEFITS	ADDITIONS TO SCT TOTAL FOR EQUITY AWARDS	ADDITIONS TO SCT FOR PENSION BENEFITS	COMPENSATION ACTUALLY PAID

2025	$17,919,373	$(13,499,980)	$(945,766)	$27,886,511	$456,653	$31,816,791
2024	16,323,557	(10,499,994)	(1,004,718)	39,282,743	719,864	44,821,452
2023	17,548,802	(9,999,977)	(3,453,819)	13,576,265	811,767	18,483,038
2022	13,887,596	(9,300,000)	—	31,567,125	562,961	36,717,682
2021	13,759,533	(9,000,015)	—	26,902,316	670,236	32,332,070

The PEO calculation of CAP for Mr. Zamarin:

YEAR	SCT TOTAL COMP	DEDUCTIONS FROM SCT TOTAL FOR EQUITY AWARDS	DEDUCTIONS FROM SCT FOR PENSION BENEFITS	ADDITIONS TO SCT TOTAL FOR EQUITY AWARDS	ADDITIONS TO SCT FOR PENSION BENEFITS	COMPENSATION ACTUALLY PAID

2025	$8,682,793	$(5,999,962)	$(330,871)	$9,918,358	$178,750	$12,449,068

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Executive Compensation Tables and Other Information

The following details the sources of the CAP additions related to the PEO’s Equity Awards for Mr. Armstrong:

YEAR	FAIR VALUE OF CURRENT YEAR AWARDS OUTSTANDING AT YEAR END	CHANGE IN VALUE OF PRIOR YEARS’ AWARDS OUTSTANDING AT YEAR END	CHANGE IN VALUE OF PRIOR YEARS’ AWARDS THAT VESTED IN YEAR	CHANGE IN VALUE OF PRIOR YEARS’ AWARDS THAT FAILED TO MEET VESTING CONDITIONS	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON EQUITY AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION	EQUITY VALUE INCLUDED IN CAP

2025	$14,452,233	$9,632,794	$1,360,662	$—	$2,440,823	$27,886,511
2024	17,711,971	20,871,588	(73,215)	—	772,398	39,282,743
2023	11,424,080	2,990,993	(1,565,280)	—	726,471	13,576,265
2022	10,498,900	18,907,561	1,709,315	—	451,348	31,567,125
2021	10,126,728	16,198,513	332,207	—	244,868	26,902,316

The following details the sources of the CAP additions related to the PEO’s Equity Awards for Mr. Zamarin:

YEAR	FAIR VALUE OF CURRENT YEAR AWARDS OUTSTANDING AT YEAR END	CHANGE IN VALUE OF PRIOR YEARS’ AWARDS OUTSTANDING AT YEAR END	CHANGE IN VALUE OF PRIOR YEARS’ AWARDS THAT VESTED IN YEAR	CHANGE IN VALUE OF PRIOR YEARS’ AWARDS THAT FAILED TO MEET VESTING CONDITIONS	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON EQUITY AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION	EQUITY VALUE INCLUDED IN CAP

2025	$6,275,400	$2,594,771	$377,137	$—	$671,051	$9,918,358

Note: The increased equity value included in CAP in 2021, 2022 and 2024 is primarily due to significant increases in the stock price and increases in the estimated performance-based RSU results. Performance-based RSUs make up the largest component of the PEO’s annual equity award.

The Non-PEO NEOs’ calculation of CAP:

YEAR	SCT TOTAL COMP	DEDUCTIONS FROM SCT TOTAL FOR EQUITY AWARDS	DEDUCTIONS FROM SCT FOR PENSION BENEFITS	ADDITIONS TO SCT TOTAL FOR EQUITY AWARDS	ADDITIONS TO SCT FOR PENSION BENEFITS	COMPENSATION ACTUALLY PAID

2025	$4,887,669	$(3,192,503)	$(279,042)	$6,705,550	$187,542	$8,309,215
2024	4,821,598	(2,992,492)	(141,963)	10,631,345	184,552	12,503,040
2023	4,887,359	(2,850,000)	(577,304)	3,691,176	237,800	5,389,030
2022	4,323,372	(2,600,006)	—	7,220,623	144,882	9,088,871
2021	4,036,788	(2,275,002)	(67,160)	7,718,867	213,113	9,626,605

The following details the sources of the CAP additions related to the Non-PEO NEOs’ Equity Awards:

YEAR	FAIR VALUE OF CURRENT YEAR AWARDS OUTSTANDING AT YEAR END	CHANGE IN VALUE OF PRIOR YEARS’ AWARDS OUTSTANDING AT YEAR END	CHANGE IN VALUE OF PRIOR YEARS’ AWARDS THAT VESTED IN YEAR	CHANGE IN VALUE OF PRIOR YEARS’ AWARDS THAT FAILED TO MEET VESTING CONDITIONS(d)	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON EQUITY AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION	EQUITY VALUE INCLUDED IN CAP

2025	$2,916,816	$1,717,455	$449,557	$946,625	$675,096	$6,705,550
2024	4,980,002	5,468,347	(13,643)	—	196,638	10,631,345
2023	3,246,052	588,212	(373,961)	—	230,873	3,691,176
2022	2,919,316	3,759,353	410,716	—	131,238	7,220,623
2021	2,546,120	4,926,525	130,284	—	115,937	7,718,867

(d)
The 2025 value reflects forfeited portions of Mr. Dunn’s 2023 and 2024 performance‑based restricted stock units upon his retirement, in accordance with the terms of the applicable grant agreements.

The four metrics on the following table represent an unranked list of the most important performance measures used by the Company to align compensation with Company performance.

Most Important Performance Metrics in 2025
Adjusted EBITDA
Available Funds From Operations (AFFO) Per Share
Relative Total Stockholder Return (TSR)
Return on Capital Employed (ROCE)

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Executive Compensation Tables and Other Information

The following supplemental charts demonstrate the significant growth in both TSR and in our financial performance over this four year period creating a strong relationship between performance and the SEC’s required calculation of CAP:

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Executive Compensation Tables and Other Information

Securities Authorized For Issuance Under Equity Compensation Plans

The following table provides information concerning Williams common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2025, including The Williams Companies, Inc. 2007 Incentive Plan and 2007 Employee Stock Purchase Plan.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS(1)	WEIGHTED-AVERAGE PRICE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS(2)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN THE FIRST COLUMN OF THIS TABLE)(3)

Equity Compensation plans approved by security holders	6,006,061	$28.68	7,764,590

Equity Compensation plans not approved by security holders	—	—	—

Total	6,006,061	$28.68	7,764,590

(1)
Includes 5,713,127 shares of RSUs, all of which were approved by security holders.
(2)
Excludes the shares issuable upon the vesting of RSUs included in the first column of this table for which there is no weighted-average price.
(3)
Includes 473,261 shares remaining to be issued out of the 2007 Employee Stock Purchase Plan.

87 Williams Companies | 2026 Proxy Statement

INCENTIVE PLAN APPROVAL

Proposal 3:

Approve the Amendment and Restatement of the Williams Companies, Inc. 2007 Incentive Plan to Increase the Number of Issuable Shares from 50,000,000 to 85,000,000, Remove the Plan Expiration Date, Increase the Annual Director Equity Grant Limit, Eliminate Share Recycling for Tax Withholding, Remove Certain Change in Control Provisions, and Make Other Amendments

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE WILLIAMS COMPANIES, INC. 2007 INCENTIVE PLAN TO INCREASE THE NUMBER OF ISSUABLE SHARES FROM 50,000,000 TO 85,000,000, REMOVE THE PLAN EXPIRATION DATE, INCREASE THE ANNUAL DIRECTOR EQUITY GRANT LIMIT, ELIMINATE SHARE RECYCLING FOR TAX WITHHOLDING, REMOVE CERTAIN CHANGE IN CONTROL PROVISIONS, AND MAKE OTHER AMENDMENTS.

SUMMARY OF THE PROPOSAL

On March 6, 2026, the Board approved, subject to approval by our stockholders at the Annual Meeting, an amendment and restatement of The Williams Companies, Inc. 2007 Incentive Plan (referred to in this section of the proxy statement as the “Incentive Plan”). The amendment and restatement of the Incentive Plan was recommended to the Board by our Compensation Committee. A copy of the Incentive Plan, as amended and restated, is attached as Appendix B of this proxy statement. The description that follows is qualified in its entirety by reference to the full text of the Incentive Plan as set forth in Appendix B.

The Incentive Plan was most recently approved by our stockholders at our annual meeting of stockholders held in 2020. The Board believes that the Incentive Plan has helped Williams compete for, motivate, and retain high caliber executive and professional employees and non-management directors. We are asking our stockholders to approve the amendment and restatement of the Incentive Plan, which includes the following material amendments:

1.
Increases by 35,000,000 the number of shares available for issuance under the Incentive Plan from 50,000,000 shares to 85,000,000.
2.
Removes the 10-year expiration date of the Incentive Plan (though incentive stock options (“ISOs”) may not be granted more than 10 years after the date of the amendment and restatement), such that the Incentive Plan will terminate when all shares have been issued (subject to earlier termination by the Board).
3.
Increases the limit on the annual equity grant to non-management directors to $750,000 but leaves the total annual compensation limit for non-management directors unchanged at $750,000 (including cash and equity compensation).
4.
Removes certain provisions previously included for purposes of satisfying the performance-based compensation exemption under Section 162(m) of the Code, such as the enumerated list of possible performance measures and the individual annual limit on the number of shares that can be granted to an individual during a calendar year.
5.
Provides that, except to the extent that the Board reserves administrative powers or appoints a different committee, the Compensation Committee will administer the Incentive Plan.
6.
Provides that shares withheld or delivered to satisfy tax withholding requirements associated with an award will not be made available again for delivery under the Incentive Plan.

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Incentive Plan Approval

7.
Provides that, unless approved by the Compensation Committee, awards will not be transferable or exercisable in connection with a domestic relations order.
8.
Clarifies that any dividend equivalents accrued with respect to any award will not be paid unless and until the award is vested and exercised, as applicable.
9.
Removes the change in control provisions that automatically accelerate vesting and exercisability of awards in connection with certain terminations of employment occurring during the two-year period following a change in control. Instead, individual award agreements may provide for the treatment of awards upon a change in control.
10.
Removes the provisions that grantees can agree in writing in advance of an event that the event will not constitute a change in control.

In connection with the design of the amended and restated Incentive Plan, our Board and the Compensation Committee carefully considered our anticipated future equity needs, our historical equity compensation practices and the advice of the Compensation Committee’s independent compensation consultant. Our stockholders approved an amendment and restatement of the Incentive Plan in 2014. In 2014, the Incentive Plan had reserved 40,000,000 shares of our common stock for issuance under the Incentive Plan. Our stockholders approved a further amendment and restatement of the Incentive Plan again in 2020. In 2020, the Incentive Plan reserved 50,000,000 shares of our common stock for issuance under the Incentive Plan. As of December 31, 2025, approximately 292,934 shares remained subject to stock option awards outstanding, with a weighted average exercise price of $28.68, and approximately 5,713,127 shares remained subject to restricted stock unit awards outstanding under the Incentive Plan. As of January 30, 2026, approximately 7,295,339 shares remained available for new awards under the Incentive Plan. Other than the Incentive Plan and our Employee Stock Purchase Plan, which is also subject to a stockholder vote at our annual meeting and is described in Proposal 4, we do not maintain any plans providing for awards of stock options, restricted stock units or other equity awards to our officers, directors or employees. The closing market price of Williams common stock on January 30, 2026 was $67.26.

As of the Record Date, approximately 5,959,860 shares of our common stock remained available for issuance pursuant to future grants under the Incentive Plan, representing 0.5% of our issued and outstanding common stock as of that date. If approved, the additional 35,000,000 shares for awards under the Incentive Plan for which stockholder approval is being requested would represent incremental dilution of less than 2.9% of all outstanding shares of Williams’ common stock. The Board believes the number of shares reserved for issuance under the Incentive Plan represents a reasonable amount of potential additional equity dilution. If approved by our stockholders, the amendment and restatement of the Incentive Plan will become effective as of the date of stockholder approval. If our stockholders fail to approve the amended and restated Incentive Plan, the amendments will not be given effect and the Incentive Plan will continue as in effect prior to its amendment and restatement. The Incentive Plan is currently set to expire on April 28, 2030.

CORPORATE GOVERNANCE FEATURES OF THE INCENTIVE PLAN

The Incentive Plan, as amended and restated, has been designed to include a number of provisions that promote best practices by reinforcing the alignment between equity compensation arrangements for eligible employees and non-management directors and stockholders’ interests. These provisions include, but are not limited to, the following:

No Discounted Options or Stock Appreciation Rights (“SARs”). Stock options and SARs may not be granted with exercise prices lower than the market value of the underlying shares on the grant date.

No Repricing Without Stockholder Approval. Other than in connection with a change in Williams’ capitalization, at any time when the purchase price of a stock option or SAR is above the market value of a share, Williams will not, without stockholder approval, reduce the purchase price of such stock option or SAR and will not exchange such stock option or SAR for a new award with a lower (or no) purchase price for cash.

No Reload Grants. Reload grants, or the granting of stock options conditioned upon delivery of shares to satisfy the exercise price and/or tax withholding obligation under another employee stock option, are not permitted.

No Dividend Equivalents Payable in Advance of Vesting. Dividend equivalents with respect to an award can only be paid upon vesting and distribution of the award.

Certain Minimum Vesting Requirements. Stock options, SARs, and other stock awards that are valued based on appreciation in the value of a share following the grant date, are required to meet minimum vesting requirements. Other than stock options and

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Incentive Plan Approval

SARs representing not more than 5% of authorized shares under the Incentive Plan, such awards must have vesting periods of at least twelve months. This limitation is subject to certain exceptions for death, disability, or retirement.

Limited Share Recycling. Shares used to pay the exercise price of a stock option or withholding taxes related to an outstanding stock option or SAR or other award do not become available for issuance as future awards under the Incentive Plan.

Limit on Director Compensation. Compensation for each of our non-management directors, including cash and equity awards, is limited to $750,000 for each calendar year.

No Transferability. Awards under the Incentive Plan generally may not be transferred, except by will or the laws of descent and distribution unless approved by the Compensation Committee.

No Evergreen Provision. The Incentive Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the Incentive Plan can be automatically replenished.

No Automatic Grants. The Incentive Plan does not provide for automatic grants to any participant. The Incentive Plan does provide for annual awards of Restricted Shares or RSUs to non-management directors, subject to a designated $750,000 limit on annual cash value, but these awards still require approval by the Compensation Committee.

No Tax Gross-ups. The Incentive Plan does not provide for any tax gross-ups.

SHARE USAGE

Historical Burn Rate. We are committed to managing the use of our equity incentives prudently to balance the benefits equity compensation brings to our compensation program with the dilution it causes our stockholders. As part of our analysis when considering the proposed share increase, we considered the Incentive Plan’s three-year average “burn rate,” or the number of shares subject to equity awards granted from the beginning of 2023 through December 31, 2025, divided by the weighted average number of shares outstanding for that period. For each of 2023, 2024, and 2025, our “burn rate” was 0.25%, 0.20%, and 0.14%, respectively.

We also considered that during the period from the beginning of 2023 through the Record Date, we made equity grants from the Incentive Plan in connection with the following: key personnel hires to advance our efforts; the compensation of employees who we believe are critical to furthering our business strategy; and continuing to incentivize our key officers and employees. We believe these new hires and compensation decisions are critical to the development and strength of our senior management team to attract the experience and talent necessary to further implement our strategy.

Overhang Percentage. Over the period from January 1, 2023 through the Record Date, our overhang percentage has averaged approximately 1.3%, which is based on (i) a weighted average of approximately 7,230,000 shares subject to our outstanding equity awards under the Incentive Plan, (ii) a weighted average of approximately 9,290,000 shares available for future equity awards under the Incentive Plan, and (iii) a weighted average of approximately 1,224,000,000 shares of Williams common stock outstanding on a fully diluted basis. The following table sets forth the total equity dilution as of the date of this proxy statement:

Number of Stock Options Outstanding	176,698
Weighted Average Exercise Price	$28.97
Weighted Average Term (in years)	1.8
Number of Full-Value Stock Awards Outstanding	4,925,500
Number of Shares Remaining for Future Grant	5,959,860
Common Shares Outstanding as of March 3, 2026	1,222,856,952
Overhang Percentage	0.9%

If approved, the 35,000,000 additional shares reserved for issuance under the Incentive Plan would increase the overhang percentage to approximately 3.8%.

Stockholder Value Transfer Test. When evaluating the appropriate number of shares to reserve under the Incentive Plan, we reviewed the stockholder value transfer of the proposed increase, calculated as the value of available shares and plan awards as a

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percentage of our market capitalization, and determined that a share reserve of 40,959,860 shares under the Incentive Plan was reasonable and consistent with industry guidelines.

Expected Duration. Based on our usage of shares authorized for issuance under the Incentive Plan and our reasonable expectation of future equity usage, we believe that the number of shares being requested for authorization under the Incentive Plan will last at least 9 to 12 years (or perhaps longer). Expectations regarding future share usage could be impacted by a number of factors such as hiring and promotion activity at the executive level; the rate at which shares are returned to the Incentive Plan reserve upon awards’ expiration, forfeiture, or cash settlement; the future performance of our stock price; consequences of acquisitions or dispositions; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations. If, however, the stockholders do not approve the Incentive Plan, there may not be a sufficient number of shares of our common stock available to achieve our recruiting and retention objectives.

PRINCIPAL FEATURES OF THE INCENTIVE PLAN

We describe below the other principal terms of the Incentive Plan, as amended and restated. Capitalized terms used in this section and not previously defined are generally defined in the Incentive Plan, which is attached as Appendix B.

Key Provision	Description
Objectives

The Incentive Plan is intended (a) to allow selected employees and officers of the Company and its affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company, stimulating their efforts on behalf of the Company, and aligning their interests more closely with the interests of the Company’s stockholders, and to assist the Company and its affiliates in attracting new employees and officers and retaining existing employees and officers; (b) to provide non-equity incentive award opportunities to designated officers and employees that are competitive with those of other major corporations; (c) to optimize the profitability and growth of the Company and its affiliates through incentives which are consistent with the Company’s goals; (d) to provide award recipients with an incentive for excellence in individual performance; (e) to promote teamwork among employees, officers, and non-management directors; and (f) to attract and retain highly qualified persons to serve as non-management directors and to promote ownership by such non-management directors of a greater proprietary interest in the Company, thereby aligning such non-management directors’ interests more closely with the interests of the Company’s stockholders.

Administration

Except to the extent that the Board reserves administrative powers or appoints a different committee, the Compensation Committee will administer the Incentive Plan. Subject to the terms of the Incentive Plan, the Compensation Committee has full power and discretion to determine who receives awards, the types and amounts of awards, and the terms and conditions of the awards. The Compensation Committee may also correct any defect, supply any omission or reconcile any inconsistency, and construe and interpret, the Incentive Plan, the rules and regulations, any award agreement or any other instrument entered into or relating to an award under the Incentive Plan; establish, amend, and revoke rules for plan administration; and make all determinations advisable for plan administration. The Compensation Committee may delegate these responsibilities with respect to grantees other than those who are subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

Eligibility

The Incentive Plan provides for awards to employees and officers of Williams and our affiliates. Some awards will be provided to officers and others who are deemed “insiders” for purposes of Section 16 of the Exchange Act. As of March 3, 2026, we had approximately 47 officers and 6,005 employees, and we expect approximately 24% of such officers and employees to receive awards in 2026.

The Incentive Plan also provides for automatic annual awards to non-management directors and for non-management directors to elect to receive director fees or other awards in common stock or restricted stock units. If the nominees for election named in this proxy statement are elected, 9 directors will qualify as non-management directors under the Incentive Plan in 2026.

The basis of participation in the Incentive Plan is the Compensation Committee’s decision, in its sole discretion, that an award to an eligible participant will further the Incentive Plan’s stated objectives (as described above). In exercising its discretion, the Compensation Committee will consider the recommendations of management and the objectives of the Incentive Plan.

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Participation

The Compensation Committee may make grants to eligible employees and officers of Williams and our affiliates in its discretion, subject to the limits described below.

Annual awards to non-management directors consist of grants to each non-management director of shares and/or restricted stock units as described in “Non-Management Director Awards” below.

The Compensation Committee determines participation in the Incentive Plan based on whether an award to an eligible participant will further the Incentive Plan’s objectives, which are described above. In designating participants under the Incentive Plan, the Compensation Committee will consider the recommendations of management.

Offering of Common Stock

If our stockholders approve the proposed increase to the share reserve, 40,959,860 shares of common stock will be available for issuance under the Incentive Plan. (The term “shares” or “stock” in this summary refers to common stock unless otherwise indicated.) The stock delivered under the Incentive Plan may be authorized and unissued shares or treasury shares, including shares repurchased for purposes of the Incentive Plan. If any shares subject to any award are forfeited or payment is made in a form other than shares or the award otherwise terminates without payment being made, the shares subject to such awards generally may again be available for issuance under the Incentive Plan. However, shares retained, withheld by, or delivered to the Company in payment or satisfaction of tax withholding obligations of an award and shares retained, withheld by, or delivered to the Company to pay the exercise price of a stock option or stock appreciation right will not be available for issuance under the Incentive Plan.

If a dividend or other distribution (whether in the form of cash, shares, or other property, but excluding regular, quarterly cash dividends), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, amalgamation, consolidation, scheme of arrangement, split-up, spin-off or combination, or similar transaction involving Williams or repurchase or exchange of shares or other securities of Williams or other rights to purchase shares or other securities of Williams, or other similar corporate transaction or event that affects the common stock (but only if the transaction or event does not cause Williams to receive consideration), the Compensation Committee will, in such manner as it deems equitable to prevent dilution or enlargement of the rights of grantees, make an equitable adjustment in the number and kind of securities subject to or to be issued in connection with awards and the exercise price or grant price of an award.

Types of Awards

Awards available under the Incentive Plan include stock options, including ISOs, restricted stock, restricted stock units, performance units, performance shares, stock appreciation rights, other stock-based awards valued in whole or in part by reference to or otherwise based on our common stock or other securities and non-equity incentive awards. Generally, awards under the Incentive Plan are granted for no consideration other than prior or future service. In the discretion of the Compensation Committee, awards may be granted alone or in addition to, in tandem with, or in substitution for any other award under the Incentive Plan or other plan sponsored by us or an affiliate.

Stock Options

The purchase price per share of stock subject to a stock option is determined by the Compensation Committee and cannot be less than 100% of the fair market value of a share on the grant date. Except in the case of a change in the capital structure of Williams or an extraordinary distribution to stockholders, the Compensation Committee has no authority to reprice an option without stockholder approval. The term of each option is fixed by the Compensation Committee, provided that it may not exceed ten years from the grant date. Options are exercisable in whole or in part at such time or times as determined by the Compensation Committee. Options may be exercised by payment of the purchase price in cash or stock or in the manner as determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units

Restricted stock consists of shares that may not be disposed of by grantees until certain restrictions established by the Compensation Committee lapse. A grantee receiving restricted stock will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends on shares once they vest, unless the Compensation Committee otherwise determines. RSUs generally consist of a right to receive shares at the end of a specified period of restriction. Awards of RSUs are subject to such limitations as the Compensation Committee may impose, which limitations may lapse at the end of the restricted period, in installments or otherwise. RSU awards carry no voting or dividend rights or other rights associated with stock ownership. Upon termination of employment during the period of restriction, unvested restricted stock or RSUs will be forfeited subject to such exceptions, if any, as are authorized by

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the Compensation Committee. The Compensation Committee may award dividend equivalents in respect of RSUs. Such dividend equivalents will generally be paid once the period of restriction or other applicable limitations or restrictions have ended. Dividend equivalents cannot be paid during the applicable performance period with respect to unearned RSUs that are subject to performance-based vesting criteria.

Performance Units

Performance units entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions specified by the Compensation Committee. A performance unit is valued based upon a value established by the Compensation Committee. It is expected that annual or long-term performance bonuses may be granted as performance units and that the performance measures will be determined by the Compensation Committee. The Compensation Committee may award dividend equivalents in respect of performance units. Dividend equivalents will not be paid except with respect to those performance units that have been earned based on the level of achievement of applicable performance goals.

Performance Shares

Performance shares entitle a grantee to a certain number of shares of common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Compensation Committee. These awards may be granted as a form of annual or long-term performance bonuses. Performance measures will generally be determined by the Compensation Committee. Dividend equivalents will not be paid except with respect to those performance shares that have been earned based on the level of achievement of applicable performance goals.

Stock Appreciation Rights

SARs provide the right to receive upon exercise of the SAR the difference between the base amount of the SAR and the fair market value of a share on the exercise date, multiplied by the number of shares to which the SAR relates. The Compensation Committee determines the terms and conditions of such awards, including the base amount of the SAR. Except in the case of a change in the capital structure of Williams or an extraordinary distribution to stockholders, the Compensation Committee has no authority to reprice a SAR without stockholder approval.

Other Stock-Based Awards

To enable us to respond to significant regulatory developments and trends in executive compensation practices, the Incentive Plan authorizes the Compensation Committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The Compensation Committee may determine the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Non-Management Director Awards

Generally, each member of our Board who is not our employee will be granted on each regularly scheduled annual meeting of the stockholders RSUs representing and/or shares having a fair market value on the grant date of up to $750,000. Notwithstanding the foregoing, a non-management director may not be provided with compensation for any calendar year in excess of $750,000 in the aggregate, including cash payments and equity awards, including any awards made under the Incentive Plan. To the extent permitted by the Board, non-management directors may elect to defer receipt of such RSUs and shares until a time after the date that they would otherwise vest.

Non-management directors may also elect to receive director fees otherwise payable in cash in the form of shares of RSUs valued at the fair market value of the common stock at the close of business on the date the fees would otherwise have been payable in cash. Directors may also elect to defer receipt of director fees. All such deferrals will be in the form of RSUs in lieu of cash or shares.

Performance- Based Awards

The Compensation Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the Incentive Plan, or as a condition to accelerating the timing of the grant or vesting of an award.

The Compensation Committee has the discretion to determine performance measures and to adjust the determinations of the degree of attainment of the performance goals.

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Payment and Deferral of Awards

In general, awards may be settled in cash, stock, other awards, or other property, in the discretion of the Compensation Committee. The Compensation Committee may require or permit grantees to defer the distribution of all or part of an award in accordance with such terms and conditions as the Compensation Committee may establish. The Compensation Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld to satisfy such tax obligations.

Transferability of Award

Except as otherwise approved by the Compensation Committee, awards generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution. Each award will be exercisable during the grantee’s lifetime only by the grantee or, if permitted under applicable law, by the grantee’s guardian or legal representative. Certain transfers of awards for estate planning purposes may be permitted in the discretion of the Compensation Committee.

Change in Control

The Compensation Committee can include in individual award agreements the effect of a Change in Control on such awards. Awards will vest and, if applicable, become exercisable upon a Change in Control in which the acquiring or surviving corporation fails to assume awards previously made or provide equivalent awards of substantially the same value.

Recoupment

Awards under the Incentive Plan will be subject to the Company’s recoupment, clawback, or similar policy as in effect from time to time as well as similar provisions of applicable law including Section 954 of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes. These policies may require repayment of awards under certain circumstances.

Amendment and Termination

The Incentive Plan may be amended, suspended, or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any securities exchange or other form of securities market on which the common stock is then listed or quoted. The Board, in its discretion, may seek to obtain stockholder approval for amendments or other actions affecting the Incentive Plan for which stockholder approval is not required.

Subject to the terms of the Incentive Plan, no amendment or termination of the Incentive Plan may materially and adversely affect the right of a grantee under any award granted under the Incentive Plan (other than an amendment to the change in control provisions of the Incentive Plan prior to the time of a Change in Control).

NEW PLAN BENEFITS

A new plan benefits table for the amended and restated Incentive Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Incentive Plan if the Incentive Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the amended and restated Incentive Plan will be made at the Compensation Committee’s discretion, subject to the terms of the Incentive Plan. Therefore, the benefits and amounts that will be received or allocated under the amended and restated Incentive Plan are not determinable at this time. However, please refer to the 2025 Summary Compensation Table in this proxy statement, which sets forth certain information regarding awards granted to our NEOs during the last completed fiscal year.

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EXISTING PLAN BENEFITS

The following table sets forth with respect to each NEO listed in the Summary Compensation Table and each group listed below (i) the number of shares of common stock issuable pursuant to stock options granted under the Incentive Plan and (ii) the number of shares of common stock issuable pursuant to RSUs granted under the Incentive Plan, in each case since the most recent amendment and restatement date through March 3, 2026 (without regard to whether any grants were subsequently forfeited, terminated or canceled). During this same time period, the Company has not made any grants under any other equity incentive plans, other than under the Employee Stock Purchase Plan.

Name AND POSITION	Stock Options Granted Since April 28, 2020 plan restatement	RSUs Granted Since April 28, 2020 plan restatement
Chad J. Zamarin, President and Chief Executive Officer	—	732,695
John D. Porter, EVP and Chief Financial Officer	—	407,459
Larry C. Larsen, EVP and Chief Operating Officer	—	252,914
Robert R. Wingo, EVP Corporate Strategic Development	—	106,332
T. Lane Wilson, SVP and General Counsel	—	356,683
Alan S. Armstrong, Executive Board Chair and Former President and Chief Executive Officer	—	2,072,120
Micheal G. Dunn, Former EVP and Chief Operating Officer	—	722,333
All current executive officers as a group (7 persons)	—	899,189
All non-employee directors as a group (15 persons)	—	496,862
All employees, including all current officers who are not executive officers, as a group (1,736 persons)	—	6,134,465

FEDERAL INCOME TAX CONSEQUENCES

We believe that under present law the following are the federal income tax consequences generally arising with respect to awards granted under the Incentive Plan. This summary is for stockholder information purposes and is not intended to provide tax advice to grantees.

Options

The grant of an option (including a stock-based award in the form of a purchase right) will create no tax consequences for the grantee or us. The grantee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and we will receive no deduction at the time. Upon exercising an option other than an ISO, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise. In the case of options other than ISOs, we will be entitled to a deduction for the amount recognized as ordinary income by the grantee. The treatment to a grantee of a disposition of shares acquired upon the exercise of an option depends on how long the shares have been held and on whether such shares are acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to us in connection with a disposition of shares acquired under an option except that we will be entitled to a deduction (and the grantee will recognize ordinary taxable income) if shares acquired under an ISO are disposed of before the applicable ISO holding periods have been satisfied. Different tax rules apply with respect to grantees who are subject to Section 16 of the Exchange Act, when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute. Different rules may also apply to an option exercised by a director less than six months after the date of grant.

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Other Awards

With respect to other awards granted under the Incentive Plan that may be settled either in cash, in stock or in other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. We will be entitled to a deduction for the same amount. With respect to awards involving a transfer of stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. We will be entitled to a deduction for the same amount. In certain circumstances, a grantee may elect to be taxed at the time of receipt of shares or other property rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture.

Limitations on Tax

If an award is accelerated in connection with a “change in control” (as that term is used under the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to such acceleration if it exceeds certain limits, and certain excise taxes may be triggered. Furthermore, the aggregate compensation in excess of $1,000,000 for a given officer in a given calendar year may not be permitted to be deducted by the Company in certain circumstances.

The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Incentive Plan. The summary does not address the effects of foreign, state, and local tax laws. Because of the variety of awards that may be made under the Incentive Plan and the complexities of the tax laws, grantees are encouraged to consult a tax advisor as to their individual circumstances.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required for the approval of this item.

Registration with the SEC

If our stockholders approve the amended and restated Incentive Plan, we will file with the SEC a registration statement on
Form S-8, as soon as reasonably practicable after the approval, to register the additional shares available for issuance under the Incentive Plan.

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STOCK PLAN APPROVAL

Proposal 4:

Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Employee Stock Purchase Plan to Increase the Number of Shares From 5,200,000 to 7,200,000, Extend the Term Six Years, and Make Other Amendments.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE WILLIAMS COMPANIES, INC. 2007 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES FROM 5,200,000 TO 7,200,000, EXTEND THE TERM SIX YEARS, AND MAKE OTHER AMENDMENTS.

SUMMARY OF THE PROPOSAL

The Board of Directors has approved, subject to stockholder approval, the amendment and restatement of The Williams Companies, Inc. Amended and Restated 2007 Employee Stock Purchase Plan (“Stock Plan”). The amendment and restatement to the Stock Plan was recommended to the Board by our Compensation Committee and is subject to approval by our stockholders. A copy of the Stock Plan as amended and restated is attached as Appendix C to this proxy statement. The description that follows is qualified in its entirety by reference to the full text of the Stock Plan as set forth in Appendix C.

The Stock Plan was most recently approved by our stockholders at our annual meeting of stockholders held in 2020. We are asking our stockholders to approve the amendment and restatement of the Stock Plan, which includes the following material amendments to the Stock Plan:

1.
Increase by 2,000,000 the number of shares available for issuance under the Stock Plan from 5,200,000 shares to 7,200,000. This increase in shares is intended to replenish the shares issuable under the Plan.
2.
Extend the expiration date of the Stock Plan to April 28, 2036, the 10th anniversary of the approval of this amendment and restatement of the Stock Plan.
3.
Provide for Delaware as the applicable choice of law.
4.
Modify the Administration section to reflect that day-to-day administration may be delegated to the Company’s senior human resources officer, or such other officer or officers the Compensation Committee deems appropriate.

Our stockholders initially approved the Stock Plan in 2007, which provided for 2,000,000 shares for sale. On May 22, 2014, stockholders approved an amendment and restatement of the Stock Plan that increased the shares available for sale by 1,600,000 shares. On April 28, 2020, stockholders approved a further amendment and restatement that increased the shares for sale by an additional 1,600,000 shares. As of January 30, 2026, approximately 473,261 shares remained available for sale pursuant to the Stock Plan. The closing market price of Williams’ common stock on January 30, 2026 was $67.26.

As of the Record Date, the additional 2,000,000 shares we are requesting stockholders approve for issuance pursuant to the Stock Plan represents less than 0.20% of all outstanding shares of Williams’ common stock. The Board believes the number of shares reserved for issuance under the Stock Plan represents a reasonable amount of potential additional equity dilution.

The Stock Plan is currently set to expire April 28, 2030. We are requesting stockholders approve an extension of the expiration date by six years to April 28, 2036.

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The Board believes that the Stock Plan has helped Williams to compete for, motivate, and retain high caliber employees and to help align the interests of Stock Plan participants with the interests of our stockholders. If approved by our stockholders, the amendment and restatement of the Stock Plan will become effective as of the date of stockholder approval. If our stockholders fail to approve the amended and restated Stock Plan, the amendments will not be given effect, and the Stock Plan will continue as in effect prior to its amendment and restatement.

PRINCIPAL FEATURES OF THE PLAN

We describe below the other principal terms of the Stock Plan, as amended and restated.

Key Provision	Description
Administration

The Stock Plan is administered by the Compensation Committee as designated by our Board. Subject to the provisions of the Stock Plan, the Compensation Committee has full power and authority to promulgate rules and regulations as it deems necessary for the proper administration of the Stock Plan, to interpret the provisions, and supervise the administration of the Stock Plan and to take all action in connection with or related to the Stock Plan as it deems necessary or advisable. All actions taken and determinations or interpretations made by the Compensation Committee will be binding and conclusive on all participants. The Compensation Committee may delegate the routine day-to-day administration of the Stock Plan (including the selection of a designated broker) to the Company’s senior human resources officer, or such other officer or officers of the Company it deems appropriate.

Eligibility and Participation

Employees are generally eligible to participate in the Stock Plan if they are employed by us or one of our designated subsidiaries and employed as of the first day of the offering period; but in all cases excluding each employee who is a highly compensated employee within the meaning of Section 414(q) of the Internal Revenue Code and who holds a position with the tile of Vice President and above and has been classified as an executive. Our non-employee directors and officers are also not eligible to participate in the Stock Plan. To participate in the Stock Plan, an eligible employee must actively enroll by completing our enrollment process. Participation will be effective for the first offering period following a complete submission.

As of January 1, 2026, we estimate that 56% of our eligible employees participate in the Stock Plan.

Offering Period

Offering periods under the Stock Plan generally begin on the first day of the year and the first day of the seventh month of the year (the “Offering Date”) and conclude on the last day of the sixth month after the Offering Date (the “Purchase Date”). The Compensation Committee has the authority to change the duration, frequency, and commencement dates of Offering Periods. The period for which an offering is effective is referred to as an “Offering Period.”

Payroll Deductions

Participants make after-tax payroll deductions during the Offering Period. The maximum annual payroll deduction for the Stock Plan is $15,000, or such greater amount as designated by the Compensation Committee. The maximum payroll deductions that a participant may elect for any Offering Period may not exceed $7,500. The maximum payroll deductions a participant may elect per pay period may not exceed $576.

Purchases and Limitations

Unless a participant elects to withdraw from an Offering Period and ceases their payroll deductions, or otherwise becomes ineligible, the purchase of shares of common stock will be exercised automatically on each Purchase Date, and, subject to applicable limitations, the maximum number of shares will be purchased for such participant at the applicable purchase price with the accumulated payroll deductions.

Participants may not purchase shares under the Stock Plan to the extent that their rights to purchase shares under the Stock Plan, when combined with the benefits under all employee stock purchase plans, would permit them to purchase shares with a fair market value in excess of $25,000 for any calendar year. To comply with this $25,000 limitation, we may decrease or cease payroll deductions at any time during the Offering Period.

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Stock Plan Approval

We have set aside a maximum of 7,200,000 shares for sale pursuant to the Stock Plan. This number may be adjusted for stock splits and similar events. If the total number of shares that would otherwise be subject to rights to purchase at the beginning of an Offering Period exceeds the number of shares then available under the Stock Plan, the Compensation Committee will make a pro rata allocation of the shares remaining available under the Stock Plan. As of January 30, 2026, approximately 4,726,739 shares of common stock had been purchased under the Stock Plan.

Purchase Price

The purchase price per share of common stock under the Stock Plan will be the lesser of (a) 85% of the fair market value of a share of common stock on the Offering Date and (b) 85% of the fair market value of a share of common stock on the Purchase Date.

Fair market value of a share of common stock on a given date is determined by reference to the closing sale price reported for such shares on such date, or if no sale was reported on such date, on the last date on which a sale was reported on the NYSE. Because employee participants may purchase shares at a discount to the fair market value of our common stock, the value of the purchase of common stock under the Stock Plan is not currently determinable.

Withdrawal and Termination

A participant may withdraw from an Offering Period by ceasing payroll deductions at any time during an Offering. Amounts remitted to the Stock Plan prior to the cessation of payroll deductions will be returned to the participants, and no shares will be purchased for the participant with respect to the Offering Period.

Upon termination of a participant’s employment during the Offering Period for any reason, including voluntary termination, retirement, or death, the payroll deductions credited to the Stock Plan (that have not been used to purchase shares of common stock) will be returned.

Transferability

Rights under the Stock Plan are not transferable by participants, other than by will or the laws of descent and distribution or as otherwise allowed by the Stock Plan by way of designation of a beneficiary.

Holding Period

The Compensation Committee may require that the shares be retained with the Stock Plan’s broker for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. All shares purchased by a participant cannot be sold or otherwise transferred by the participant to anyone else until one year after the Purchase Date.

Amendment and Termination

The Board may at any time and for any reason terminate or amend the Stock Plan. Except as allowed by the Stock Plan generally with respect to changes in capitalization or corporate transactions, no amendment or termination of the Stock Plan may adversely affect the option to purchase shares that a participant has previously been provided with respect to an Offering Period. We will obtain stockholder approval of any amendment to comply with Section 423 of the Code or any other applicable law, regulation or stock exchange rule.

NEW PLAN BENEFITS

A new plan benefits table for the amended and restated Stock Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Stock Plan if the Stock Plan was then in effect, as described in the federal proxy rules, are not provided because all amounts under the Stock Plan are based on voluntary participant elections, subject to the terms of the Stock Plan. Therefore, the benefits and amounts that will be received or allocated under the amended and restated Stock Plan are not determinable at this time. However, please refer to the 2025 Summary Compensation Table in this proxy statement, which sets forth certain information regarding awards granted to our NEOs during the last completed fiscal year. However, NEOs are not eligible to participate in the Stock Plan.

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EXISTING PLAN BENEFITS

The following table sets forth with respect to each named executive officer listed in the Summary Compensation Table and each group listed below (i) the number of shares of common stock purchased under the Stock Plan and (ii) and the average weighted share price, in each case since the most recent amendment and restatement date through March 3, 2026. During this same time period, the Company has not made any equity grants under any other equity plans, other than under The Williams Companies, Inc. 2007 Incentive Plan.

Shares Purchased
	Since April 28, 2020	Weighted
Name AND POSITION	plan restatement	Purchase Price
Chad J. Zamarin, President and Chief Executive Officer*	—	—
John D. Porter, EVP and Chief Financial Officer*	—	—
Larry C. Larsen, EVP and Chief Operating Officer*	—	—
Robert R. Wingo, EVP Corporate Strategic Development*	—	—
T. Lane Wilson, SVP and General Counsel*	—	—
Alan S. Armstrong, Executive Board Chair and Former President and Chief Executive Officer*	—	—
Micheal G. Dunn, Former EVP and Chief Operation Officer*	—	—
All current executive officers as a group (7 persons)*	—	—
All non-employee directors as a group (15 persons)*	—	—
All employees, including all current officers who are not executive officers, as a group (4,299 persons)	1,550,682	$26.61

* Executive officers and non-employee directors are not eligible for the Stock Plan.

FEDERAL INCOME TAX IMPLICATIONS

The following summary is for general information only and is based on U.S. Federal income tax laws in effect on the date of this proposal summary, which are subject to change, possibly retroactively. This summary does not discuss all aspects of Federal income taxation, which may be important to participants. Moreover, this summary does not address state, local or foreign tax consequences. This summary assumes that the common stock acquired pursuant to the Stock Plan will be held as a “capital asset” (generally property held for investment). Participants should consult with a qualified tax adviser regarding tax consequences of the Stock Plan.

The Stock Plan, and participants’ rights to make purchases under the Stock Plan, are intended to qualify for treatment under Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to the participant until the disposition of the shares purchased under the Stock Plan. The tax consequences will depend upon how long the shares are held.

If a participant holds shares more than two years from the first day of the Offering Period in which purchased (and more than one year from the date of purchase), the participant generally will recognize ordinary income based on the lesser of (i) the excess of the fair market value at the time of sale or disposition over the purchase price, or (ii) 15% of the fair market value of the shares as of the first day of the applicable Offering Period. If a participant holds shares less than two years from the first day of the Offering Period in which purchased, the participant will realize ordinary income generally measured as the excess, if any, of the fair market value of the shares on the date of the purchase over the actual price paid for such shares. Any additional gain or loss will be long-term or short-term capital gain or loss, depending on how long the shares were held.

Net capital gain (i.e., generally, capital gain in excess of capital losses) from the sale of shares held more than twelve months will generally be subject to tax as long-term capital gain. Net capital gain from the sale of shares held for 12 months or less will be subject to tax at ordinary income rates. If a participant holds the shares for twelve months, and the fair market value of the shares on the date of sale is less than the amount paid, there will be no ordinary income and any loss will generally be a long-term capital loss.

We expect to receive certain tax deductions, depending on the number and timing of purchases and sales of shares by employees.

Williams Companies | 2026 Proxy Statement 100

Stock Plan Approval

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required for the approval of this item.

Registration with the SEC

If our stockholders approve the amended and restated Stock Plan, we will file with the SEC a registration statement on
Form S-8, as soon as reasonably practicable after the approval, to register the additional shares available for issuance under the Stock Plan.

101 Williams Companies | 2026 Proxy Statement

AUDITOR APPROVAL

Proposal 5:

Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2026.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2026.

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the Company’s independent, registered public accounting firm (“Independent Auditor”). At a meeting held on January 26, 2026, the Audit Committee selected Ernst & Young LLP (“EY”) as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2026. EY was our Independent Auditor for the 2025 fiscal year and has been our Independent Auditor since 1962. The Audit Committee believes that the appointment of EY as our Independent Auditor is in the best interests of our stockholders.

The Audit Committee considered several factors in selecting EY, including the following:

• Professional Qualifications

• Industry Expertise

• Resources and Capabilities

• Past Performance

• Independence

• Tenure

• Competitiveness of Fees

• Disruption from Auditor Change

Oversight and Independence Controls

•   Pre-approval of all EY Services. The Audit Committee pre-approves all audit and non-audit services provided by EY.

•  Lead Partner Selection Process. The Audit Committee
chair has direct involvement in the selection of EY’s lead engagement partner as part of the mandatory five-
year rotation.

•   Meeting Without Management. The Audit Committee regularly meets with EY in executive session without management present.

•  Performance Review. At least annually, the Audit Committee evaluates EY’s qualifications and performance, including obtaining and reviewing a report by the Independent Auditor describing its internal quality control procedures, any material issues raised by the internal quality control review, or peer review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years regarding independent audits conducted by EY.

•   Independence Review. At least annually, the Audit Committee evaluates EY’s independence and obtains and reviews a report by EY describing any relationships with the Company or individuals in financial reporting oversight roles that may reasonably be thought to bear on independence.

•   Internal EY Independence Process. EY conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other personnel working on the Company’s account, and rotates the lead assurance engagement partner, the coordinating partner, and other partners on the engagement consistent with independence requirements.

•   Regulatory Oversight of External Auditor. EY is an independent registered public accounting firm subject to Public Company Accounting Oversight Board and
SEC oversight.

Williams Companies | 2026 Proxy Statement 102

Auditor Approval

Benefits of Long Tenure

•  Strong Audit Quality. EY’s deep institutional knowledge and expertise regarding the Company’s business, accounting policies and practices, and internal controls over financial reporting enhance audit quality. This knowledge also supports an effective and efficient audit process that enhances responsiveness to material transactions and other changes within the Company when they occur.

•   Competitive Audit Fees. EY’s institutional knowledge of the Company helps maintain competitive fees.

•   No Onboarding Burden. The Company would incur significant costs and time commitments to switch independent registered public accounting firms and familiarize a new firm with our accounting policies and practices and internal controls.

A representative of EY will attend the virtual Annual Meeting and be available to respond to appropriate questions. EY has indicated that it does not intend to make a formal statement. Stockholder approval of the appointment of EY is not required, but the Audit Committee and the Board are submitting the selection of EY for ratification to obtain our stockholders’ views. If a majority of the stockholders do not ratify the selection of EY as the Independent Auditor to audit our financial statements for the fiscal year 2026, the Audit Committee and the Board will consider the voting results and evaluate whether to select a different Independent Auditor.

THE PROCESS FOR APPROVAL

OF EY’S SERVICES, INCLUDES

THE FOLLOWING STEPS:

1

On an ongoing basis, our management presents specific projects and categories of service to the Audit Committee to request advance approval.

2

The Audit Committee reviews those requests and determines whether to approve the engagement of EY.

The Audit Committee may also delegate the authority to pre-approve audit and permitted non-audit services, excluding services related to the Company’s internal controls over financial reporting, to a subcommittee of one or more committee members, provided that any such pre-approvals are reported at a subsequent Audit Committee meeting.

Principal Accountant Fees
and Services

Fees for professional services provided by our Independent Auditor for each of the last two fiscal years were as follows:

	2025	2024
	(MILLIONS)	(MILLIONS)

Audit Fees	$8.8	$8.9

Audit-Related Fees	$1.0	$1.1

Tax Fees	$0.1	$0.0

All Other Fees	$0.0	$0.0

Total	$9.9	$10.0

Audit fees include fees associated with the annual audits of all of our registrants for SEC and Federal Energy Regulatory Commission reporting purposes, the reviews of our quarterly reports on Form 10-Q, the audit of internal controls as required by Section 404 of the Sarbanes-Oxley Act of 2002, and services performed in connection with other SEC filings. Audit-related fees include audits of employee benefit plans and services performed for other compliance purposes. Tax fees include tax planning, tax advice, and tax compliance. EY does not provide tax services to our executives.

In 2024 and 2025, all of EY’s services were pre-approved by the Audit Committee.

103 Williams Companies | 2026 Proxy Statement

Audit Committee Report

The Audit Committee oversees Williams’ financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee meets separately with management, the internal auditors, the Independent Auditors, and the General Counsel. The Audit Committee operates under a written charter approved by the Board, a copy of which is available on our website at www.williams.com. The charter, among other things, provides that the Audit Committee has full authority to appoint, oversee, compensate, evaluate, and terminate, when appropriate, the Independent Auditor. In this context, the Audit Committee:

•
Reviewed and discussed Williams’ audited financial statements in Williams’ annual report on Form 10-K with management.
•
Discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, including the critical audit matters addressed during the audit, the Company’s financial reporting process, and the effectiveness of the Company’s internal accounting controls.
•
Received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence.
•
Discussed with Ernst & Young LLP its independence from management and Williams.
•
Based on the foregoing reviews and discussions, recommended to the Board that Williams’ audited financial statements be included in Williams’ annual report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

By the members of the Audit Committee of the Board:

Rose M. Robeson, Chair

Michael A. Creel

Stacey H. Doré

Peter A. Ragauss

Jesse J. Tyson

EEDING
AMILIES
NEIGHBORS
INCE 1981
ROUT
66
Greeti
OK
Williams.
ENERGIZING COMMUNITIES

Williams is committed to strengthening communities for the future and upholding our legacy as a trusted neighbor.

Williams Companies | 2026 Proxy Statement 104

Security Ownership
of Certain Beneficial

Owners and Management

The following table sets forth information known to us concerning beneficial owners of more than five percent of our common stock as of February 24, 2026. Unless otherwise indicated, the persons named have sole voting and investment power with respect to the shares listed.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES OF COMMON STOCK	PERCENT OF CLASS(1)

Common Stock	The Vanguard Group(2) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	133,963,343	10.96%

Common Stock	BlackRock, Inc.(3) 50 Hudson Yards New York, New York 10001	107,831,958	8.82%

Common Stock	State Street Corporation(4) 1 Congress Street, Suite 1 Boston, Massachusetts 02114	67,981,106	5.56%

(1)
Ownership percentage is reported based on 1,222,830,878 shares of common stock outstanding on February 24, 2026.
(2)
According to a Schedule 13F-HR filed with the SEC on January 29, 2026, The Vanguard Group, an investment advisor, may beneficially own the shares of common stock listed in the above table. The Vanguard 13F-HR indicates that The Vanguard Group may have sole voting power over 1,159 shares of our common stock and shared voting power over 8,169,959 shares of our common stock.
(3)
According to a Schedule 13F-HR filed with the SEC on February 12, 2026, BlackRock, Inc., an investment management corporation, may beneficially own the shares of common stock listed in the above table. The 13F-HR indicates that BlackRock, Inc. may have sole voting power over 100,057,742 shares of common stock and shared voting power of 0 shares of our common stock.
(4)
According to a Schedule 13F-HR filed with the SEC on February 13, 2026, State Street Corporation, an investment management corporation, may beneficially own the shares of common stock listed in the above table. The 13F-HR indicates that State Street Corporation may have shared voting power over 6,738,334 shares of our common stock and shared voting power over 482,077 shares of our common stock.

105 Williams Companies | 2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of February 24, 2026, the number of shares of our common stock beneficially owned by each of our directors and nominees for directors, the NEOs and all directors and executive officers as a group.

NAME OF BENEFICIAL OWNER	SHARES OF WILLIAMS COMMON STOCK OWNED DIRECTLY OR INDIRECTLY	WILLIAMS SHARES UNDERLYING STOCK OPTION(1)	WILLIAMS SHARES UNDERLYING RSUS(2)	TOTAL SHARES BENEFICIALLY OWNED	PERCENT OF CLASS(3)

Alan S. Armstrong(4)	2,503,509	—	384,842	2,888,351	*
Stephen W. Bergstrom	51,045	—	157,344	208,389	*
Michael A. Creel(5)	67,225	—	68,920	136,145	*
Stacey H. Doré	—	—	33,740	33,740	*
Carri A. Lockhart	—	—	16,530	16,530	*
Richard E. Muncrief	—	—	21,886	21,886	*
Peter A. Ragauss	3,428	—	68,920	72,348	*
Rose M. Robeson	—	—	34,861	34,861	*
Scott D. Sheffield	4,144	—	68,920	73,064	*
William H. Spence	—	—	75,763	75,763	*
Jesse J. Tyson	560	—	21,886	22,446	*
Micheal G. Dunn(6)	554,181	109,130	60,086	723,397	*
Larry C. Larsen	41,592	—	—	41,592	*
John D. Porter	161,863	11,655	78,276	251,794	*
T. Lane Wilson(7)	239,073	—	53,431	292,504	*
Robert R. Wingo	—	—	—	—	*
Chad J. Zamarin	587,470	—	—	587,470	*
Directors and executive officers as a group (25 persons)	4,456,360	127,483	1,194,290	5,778,133	*

* Less than 1%

(1)
The SEC deems a person to have beneficial ownership of all shares that the person has the right to acquire within 60 days. Amounts reflect shares that may be acquired upon the exercise of stock options granted under Williams’ equity plan that are currently exercisable, will become exercisable, or would become exercisable upon the voluntary retirement of such person within 60 days of February 24, 2026.
(2)
The SEC deems a person to have beneficial ownership of all shares that the person has the right to acquire within 60 days. Amounts reflect shares that would be acquired upon the vesting of restricted stock units (“RSUs”) granted under Williams’ current or previous equity plans that will vest or that would vest upon the voluntary retirement of such person, within 60 days of February 24, 2026. RSUs have no voting or investment power. Does not include the value of future reinvested dividends.
(3)
Ownership percentage is reported based on 1,222,830,878 shares of common stock outstanding on February 24, 2026, plus, as to the holder thereof only and no other person, the number of shares (if any) that the person has the right to acquire as of February 24, 2026, or within 60 days from the date, through the exercise of all options and other rights.
(4)
Shares held by CCJG Investments, LLC Alan S. and Shelly S. Armstrong are co-managers and beneficially own all membership interests. Excludes 29,888 shares held by a charitable foundation, of which Alan S. And Shelly S. Armstrong are trustees, but in which neither they nor their family hold any pecuniary interest.
(5)
Includes 54,725 shares held in the B and B Living Trust dated February 2, 2021, Michael A. and Kathy R. Creel, Trustees.
(6)
Shares reflect totals as of the last Form 4 filed as an officer of the Company on March 10, 2025.
(7)
Includes 3,100 shares held by The Wilson Family Revocable Trust dated August 4, 2021.

Williams Companies | 2026 Proxy Statement 106

Questions and Answers about the Annual Meeting and Voting

Q	WHY AM I RECEIVING THESE MATERIALS?

These materials are being made available to you because, at the close of business on March 3, 2026 (the “Record Date”), you owned shares of Williams common stock. Accordingly, our Board has made these materials available to you in connection with the Board’s solicitation of proxies for use at our Annual Meeting to be held virtually on Tuesday, April 28, 2026, at 2:00 p.m., Central Daylight Time. All stockholders of record on the Record Date are entitled to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement.

Q	WHY DID I RECEIVE A NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PRINTED PROXY MATERIALS?

As permitted by SEC rules, we are providing access to our Notice of Internet Availability of Proxy Materials (“Notice”), our 2025 Annual Report, and this proxy statement (collectively the “proxy materials”) over the Internet through the notice and access process. Commencing on or about March 18, 2026, we sent the proxy materials or Notice to most of our stockholders. The Notice provides instructions for how to access the proxy materials on the Internet and how to request a printed set of the proxy materials. If you are requesting printed materials, you must submit your request by April 17, 2026. We encourage you to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact and cost of the Annual Meeting. Stockholders may request to receive future proxy materials in printed or electronic form by calling 1-800-884-4225 or by accessing their account at www.computershare.com/investor.

Q	WHEN IS THE ANNUAL MEETING AND HOW CAN I ATTEND AND PARTICIPATE?

The Annual Meeting will be a completely virtual meeting conducted by live, audio webcast and will begin promptly on Tuesday, April 28, 2026, at 2 p.m., Central Daylight Time. We encourage you to access the meeting prior to the start time.

To attend the Annual Meeting, access the Internet and go to the following site: www.meetnow.global/MHFNMG4.

•
If you are (i) a stockholder of record or (ii) a beneficial holder who has obtained a control number from Computershare (each of (i) and (ii) is a “Voting Eligible Party”), then select “Join Meeting Now,” enter your control number located on the Notice of Internet Availability of Proxy Materials, your proxy card, or received from Computershare, and enter your first and last name and your email address.
•
If you are not a Voting Eligible Party, select “Guest,” enter your first and last name, and enter your email address.

• To listen to the Annual Meeting, click on the broadcast bar (example shown here).

If you are a Voting Eligible Party, you may participate in the Annual Meeting as follows:

• To cast a vote during the Annual Meeting, click on the “Vote” bar (example shown here).

• To submit a comment or question during the Annual Meeting, click on the “Q&A” bar (example shown here).

107 Williams Companies | 2026 Proxy Statement

Questions and Answers About the Annual Meeting and Voting

Please note that while all stockholders may attend the Annual Meeting, only Voting Eligible Parties may participate by asking questions and voting. If you are a beneficial holder and desire to obtain a control number from Computershare so that you can vote your shares at the Annual Meeting, please see the additional information under “I AM A BENEFICIAL HOLDER WHO WISHES TO VOTE DURING THE ANNUAL MEETING. WHAT MUST I DO TO OBTAIN A CONTROL NUMBER FROM COMPUTERSHARE AND VOTE AT THE ANNUAL MEETING?”

Q	WHY IS THE ANNUAL MEETING BEING HELD IN A VIRTUAL-ONLY FORMAT?

The Board has determined to hold this year’s Annual Meeting virtually via live, audio webcast. We believe that a virtual annual meeting will provide expanded access, improved communication, and cost savings. We also believe that hosting a virtual annual meeting will enable more of our stockholders to attend and participate in the meeting because our stockholders can participate from any location with Internet access.

Q	WHAT TECHNICAL SUPPORT IS AVAILABLE PRIOR TO AND DURING THE ANNUAL MEETING?

The virtual meeting platform used to host the Annual Meeting is fully supported across browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Attendees should ensure that they have a strong Wi-Fi connection. We encourage you to access the Annual Meeting prior to the start time.

Once an attendee has accessed the Annual Meeting, if technical assistance is needed, please call 1-888-724-2416 for domestic assistance or 1-781-575-2748 for international assistance.

Q	HOW CAN I OBTAIN ELECTRONIC ACCESS TO THE PROXY MATERIALS?

Copies of the proxy materials are available for viewing at www.edocumentview.com/wmb.

Q	WILL STOCKHOLDERS HAVE AN OPPORTUNITY TO ASK QUESTIONS DURING THE ANNUAL MEETING?

Yes. A Voting Eligible Party may log in to the Annual Meeting by following the process described above under “WHEN IS THE ANNUAL MEETING AND HOW CAN I ATTEND AND PARTICIPATE?” and submit a question.

Our Corporate Secretary will review all submitted comments or questions prior to being read aloud at the Annual Meeting. If our Corporate Secretary determines that a comment or question is improper for the orderly conduct of the Annual Meeting, then such comment or question will not be addressed at the Annual Meeting. In general, we will consider a comment or question improper if:

•
It is not pertinent to the Company, the business conducted at the Annual Meeting, and all stockholders generally;
•
Is derogatory or related to a personal matter or grievance; or
•
It relates to pending or threatened litigation.

•
To be in proper form, comments and questions must comply with the Annual Meeting Rules of Conduct that are available on the Annual Meeting site by clicking on the “Documents” tab (example shown here).

Questions must be succinct and cover only one topic per question. To allow us to answer questions from as many stockholders as possible, we will limit each stockholder to two questions. In addition, the maximum time for answering questions will be 15 minutes. We will make the questions and answers from the Annual Meeting accessible to all stockholders under the Investor Relation tab on the Company’s website.

Williams Companies | 2026 Proxy Statement 108

Questions and Answers About the Annual Meeting and Voting

Q	HOW DO I VOTE IF I AM A STOCKHOLDER OF RECORD?

By Internet

You may vote via the Internet at the following site: www.envisionreports.com/wmb. If you received a Notice, please follow the instructions found in the Notice. If you received printed copies of the proxy materials by mail, please follow the instructions on your proxy card. The Internet voting facilities for stockholders of record will be available 24 hours a day, seven days a week, until the polls close on April 28, 2026. Submit you vote no later than 11:59 p.m. on April 27, 2026.

By Telephone

Call toll-free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch-tone telephone. Follow the instructions provided by the recorded message. The telephone voting facilities for stockholders of record will be available 24 hours a day, seven days a week, until the polls close at the Annual Meeting on April 28, 2026. Submit you vote no later than 11:59 p.m. on April 27, 2026.

By Mobile Device	Scan the QR Code on your Proxy Card. Submit your vote no later than 11:59 p.m. on April 27, 2026.
By Mail

If you received a printed version of the proxy materials, you may vote by completing, signing, and dating the proxy card and returning it in the postage-paid envelop we have provided. Proxy card must be received by April 27, 2026. If you vote by telephone or the Internet, please DO NOT mail back the proxy card.

At the Annual Meeting

Once you have accessed the Annual Meeting, you may vote by clicking on the “Vote” tab. Doing so will take you to Computershare’s InvestorVote site where you will enter and submit your control number to access voting for the business brought before the Annual Meeting.

109 Williams Companies | 2026 Proxy Statement

Questions and Answers About the Annual Meeting and Voting

Q	WHAT BUSINESS WILL BE CONDUCTED AT THE ANNUAL MEETING, AND HOW DOES THE BOARD RECOMMEND THAT I VOTE?

PROPOSAL		PAGE NO.	BOARD RECOMMENDATION

1	Elect 11 Director Nominees for a One-year Term.	10	FOR each nominee

2	Approve, on an Advisory Basis, the Compensation of our Named Executive Officers.	51	FOR

3	Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Incentive Plan to Increase the Number of Issuable Shares from 50,000,000 to 85,000,000, Remove the Plan Expiration Date, Increase the Annual Director Equity Grant Limit, Eliminate Share Recycling for Tax Withholding, Remove Certain Change in Control Provisions, and Make Other Amendments.	88	FOR

4	Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Employee Stock Purchase Plan to Increase the Number of Issuable Shares from 5,200,000 to 7,200,000, Extend the Term Six Years, and Make Other Amendments.	97	FOR

5	Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2026.	102	FOR

6	Transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

You may vote FOR or AGAINST or indicate that you wish to ABSTAIN from voting for each director nominee, the advisory vote on executive compensation, the approval of the amendment and restatement of The Williams Companies, Inc. 2007 Incentive Plan, the approval of the amendment and restatement of The Williams Companies, Inc. 2007 Employee Stock Purchase Plan, and the appointment of Ernst & Young LLP as our Independent Auditors. We are not aware of any matters to be presented at the Annual Meeting that are not included in this proxy statement. However, your proxy authorizes the persons named on the proxy card to take action on additional matters that may properly arise. These individuals will exercise their best judgment to vote on any other matter, including a question of adjourning the Annual Meeting. All votes are confidential unless disclosure is legally necessary.

Williams Companies | 2026 Proxy Statement 110

Questions and Answers About the Annual Meeting and Voting

Q	WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH PROPOSAL?

PROPOSAL		VOTING REQUIREMENTS	ABSTENTIONS & BROKER NON-VOTES

1	Elect 11 Director Nominees for a One-year Term.	The director nominees receiving a majority of the votes cast FOR their election will be elected.	Abstentions and broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.

2	Approve, on an Advisory Basis, the Compensation of our Named Executive Officers.

To be approved by the stockholders, this proposal must receive the FOR vote of a majority of the votes cast. The results of this vote are not binding on the Board, whether or not the resolution is passed under these voting standards.

Abstentions and broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.

3

Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Incentive Plan to Increase the Number of Issuable Shares from 50,000,000 to 85,000,000, Remove the Plan Expiration Date, Increase the Annual Director Equity Grant Limit, Eliminate Share Recycling for Tax Withholding, Remove Certain Change in Control Provisions, and Make Other Amendments.

		To be approved by the stockholders, this proposal must receive the FOR vote of a majority of the votes cast.	Abstentions and broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.

4

Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Employee Stock Purchase Plan to Increase the Number of Issuable Shares from 5,200,000 to 7,200,000, Extend the Term Six Years, and Make Other Amendments.

		To be approved by the stockholders, this proposal must receive the FOR vote of a majority of the votes cast.	Abstentions and broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.

5	Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2026.

To be approved by the stockholders, this proposal must receive the FOR vote of a majority of the votes cast. The results of this vote are not binding on the Board, whether or not the resolution is passed under these voting standards.

Abstentions and broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.

Other matters that may properly come before the Annual Meeting may require more than a majority vote pursuant to our By-laws, our Restated Certificate of Incorporation, Delaware law, or other applicable laws. Broker non-votes (i.e., shares held by brokers or nominees that cannot be voted because the beneficial owner did not provide specific voting instructions) will not be treated as a vote cast for any matter.

111 Williams Companies | 2026 Proxy Statement

Questions and Answers About the Annual Meeting and Voting

Q	WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A BENEFICIAL HOLDER?

If, as of the close of the business on the Record Date, your shares were registered in your name with our transfer agent, Computershare, then you are a stockholder of record, and the Notice or printed copies of our proxy materials were sent to you directly by Computershare.

If, as of the Record Date, you were not holding shares in your name but rather you were holding shares in an account at a broker, bank, or other nominee, then you are a beneficial holder, and your shares are held in street name. The stockholder of record for your shares, meaning the party who has the legal right to vote such shares at the Annual Meeting, is your broker, bank, or such other nominee. As the beneficial holder of the shares, the Notice or printed copies of the proxy materials were forwarded to you by your broker, bank, or other nominee, and you have the right to direct such party to vote your shares. Such party should have provided you with instructions for directing it how to vote your shares. The Company urges you to instruct your broker, bank, or other nominee on how to vote your shares. As a beneficial holder, you may attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the broker, bank, or other nominee. Please see “I AM A BENEFICIAL HOLDER WHO WISHES TO VOTE DURING THE ANNUAL MEETING. WHAT MUST I DO TO OBTAIN A CONTROL NUMBER FROM COMPUTERSHARE AND VOTE AT THE ANNUAL MEETING?” Please understand that, if you are a beneficial holder, the Company does not know that you are a stockholder or how many shares you own.

Q	HOW DO I VOTE IF I AM A BENEFICIAL HOLDER?

As a beneficial holder, you have the right to direct your broker, bank, or other nominee how to vote your shares by following the instructions sent to you by such party. You should receive proxy materials and voting instructions for each account you have with a broker, bank, or other nominee. If you wish to change the direction you provided your broker, bank, or other nominee, you should follow the instructions sent to you by such party. As a beneficial holder, you may attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you obtain a signed legal proxy from your broker, bank, or other nominee giving you the right to vote the shares.

Q	I AM A BENEFICIAL HOLDER WHO WISHES TO VOTE DURING THE ANNUAL MEETING. WHAT MUST I DO TO OBTAIN A CONTROL NUMBER FROM COMPUTERSHARE AND VOTE AT THE ANNUAL MEETING?

If you are a beneficial holder who wishes to vote during the Annual Meeting, you must register with Computershare and obtain a control number.

Please note that banks, brokers, and other nominees typically provide their own control numbers to their account holders. These are not the same as a Computershare generated control number. A Computershare generated control number is required to be used to participate and vote at the Annual Meeting. To obtain a Computershare generated control number, you must submit proof to Computershare of your proxy (“Legal Proxy”), which may be obtained from your broker, bank, or other nominee, and reflect your Williams holdings along with your name and email address.

Requests to obtain a control number as set forth above must be labeled as “Legal Proxy” and be received by Computershare no later than 4:00 p.m., Central Daylight Time, on April 24, 2026. You will receive a confirmation of your registration by email after Computershare receives your registration materials.

Williams Companies | 2026 Proxy Statement 112

Questions and Answers About the Annual Meeting and Voting

Requests for registration should be directed to the following:

By email:

Forward the email from your broker, bank, or other nominee granting you a Legal Proxy, or attach an image of your Legal Proxy, to: legalproxy@computershare.com.

By mail:

Computershare

The Williams Companies, Inc. Legal Proxy

P.O. Box 43006

Providence, RI 02940-3006

Once you obtain a control number from Computershare, you may participate and vote at the Annual Meeting. Please see the detailed instructions contained in “WHEN IS THE ANNUAL MEETING AND HOW CAN I ATTEND AND PARTICIPATE?” Once you have accessed the Annual Meeting, you may vote by clicking on the “Vote” tab. Doing so will take you to Computershare’s InvestorVote site where you will enter and submit your control number to access voting for the business brought before the Annual Meeting.

Q	AS A BENEFICIAL HOLDER, WILL MY SHARES HELD IN STREET NAME BE VOTED IF I DO NOT TELL MY BROKER, BANK, OR OTHER NOMINEE HOW I WANT THEM VOTED?

Pursuant to the NYSE Listed Company Manual, if you are a beneficial holder, your broker, bank, or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm is considered a routine matter. The election of directors, the advisory vote to approve the compensation of our named executive officers, the approval of the amendment and restatement of The Williams Companies, Inc. 2007 Incentive Plan, and the approval of the amendment and restatement of The Williams Companies, Inc. 2007 Employee Stock Purchase Plan are not considered routine matters. Accordingly, your broker, bank, or other nominee will not be permitted to vote your shares on such matters unless you provide proper voting instructions.

Q	HOW DO I VOTE IF I PARTICIPATE IN THE WILLIAMS INVESTMENT PLUS PLAN?

If you hold shares in The Williams Investment Plus Plan (“Investment Plus Plan”), Computershare sent you the Company’s proxy materials directly. You may direct the trustee of the Investment Plus Plan how to vote your Investment Plus Plan shares by calling the toll-free number shown on the proxy card, voting on the Internet on the website shown on the proxy card, or completing and returning the enclosed proxy card in the postage-paid envelope. Please note that, to permit the trustee to tally and vote all shares of Williams’ common stock held in the Investment Plus Plan, your instructions, whether by Internet, by telephone, or by proxy card, must be completed and received prior to 1:00 a.m. Central Daylight Time on April 24, 2026. You may not change your vote related to the Investment Plus Plan shares after this deadline. If you do not instruct the trustee how to vote, your plan shares will be voted by the trustee in the same proportion that it votes shares in other plan accounts for which it did receive timely voting instructions. The proportional voting policy is detailed under the terms of the Investment Plus Plan and the trust agreement.

Q	WHAT SHARES ARE INCLUDED ON MY PROXY CARD?

If you receive printed copies of the proxy materials by mail, you will receive one proxy card for all shares of Williams’ common stock which you hold as a stockholder of record and in The Williams Investment Plus Plan. If you are a beneficial holder, you will receive voting instructions for each account you have with a broker, bank, or other nominee.

113 Williams Companies | 2026 Proxy Statement

Questions and Answers About the Annual Meeting and Voting

Q	WHAT IF I RETURN MY PROXY CARD BUT DO NOT SPECIFY HOW I WANT TO VOTE?

If you are a stockholder of record and sign and return the proxy card or complete the Internet or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

• FOR the election of each of the director nominees.

• FOR the approval, on an advisory basis, of the Company’s compensation of its named executive officers.

• FOR the approval of the amendment to The Williams Companies, Inc. 2007 Incentive Plan to increase the number of issuable shares from 50,000,000 to 85,000,000, remove the plan expiration date, increase the annual director equity grant limit, eliminate share recycling for tax withholding, remove certain change in control provisions, and make other amendments.

• FOR the approval of the amendment and restatement of The Williams Companies, Inc. 2007 Employee Stock Purchase Plan to increase the number of issuable shares from 5,200,000 to 7,200,000, extend the term six years, and make other clarifying amendments.

• FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Q	CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

If you are a stockholder of record, you can change your vote within the regular voting deadlines by voting again by telephone or on the Internet, executing and returning a later dated proxy card, or virtually attending the Annual Meeting and voting online. If you are a stockholder of record, you can revoke your proxy by delivering a written notice of your revocation to our Corporate Secretary at One Williams Center, MD 47, Tulsa, Oklahoma 74172.

Q	HOW MANY VOTES DO I HAVE?

Each stockholder will have one vote on each matter for every share of common stock owned on the Record Date. No shares have cumulative voting rights. On the Record Date, we had 1,222,856,952 shares of common stock outstanding. The shares held in our treasury are not considered outstanding and will not be voted or considered present at the Annual Meeting. Our Series B Preferred Stock does not have voting rights.

Q	WHO WILL COUNT THE VOTES?

A Computershare representative will serve as the inspector of elections and count the votes.

Q	WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING FOR STOCKHOLDERS?

There must be a quorum to take action at the Annual Meeting (other than for adjournment or postponement of the meeting). A quorum will exist if stockholders of record holding a majority of the shares entitled to vote at the meeting are present in person or by proxy. Abstentions are counted as “present” for determining a quorum. Uninstructed broker votes, also called “broker non-votes,” are also counted as “present” for determining a quorum if a broker may vote on at least one matter without specific

Williams Companies | 2026 Proxy Statement 114

Questions and Answers About the Annual Meeting and Voting

instructions from a beneficial holder. See “AS A BENEFICIAL HOLDER, WILL MY SHARES HELD IN STREET NAME BE VOTED IF I DO NOT TELL MY BROKER, BANK, OR OTHER NOMINEE HOW I WANT THEM VOTED?”

Q	WHO IS PAYING FOR THIS PROXY SOLICITATION?

The Company pays all costs to solicit proxies on behalf of the Board and prepare, print, and distribute this proxy statement. Solicitations of proxies are being made through the mail and may also be made in person, by telephone, or by other electronic means by directors, director nominees, and employees of the Company. The Company requests brokers, banks, and other nominees forward soliciting materials to the beneficial holders of Company stock held of record by such persons, and the Company will reimburse them for their reasonable forwarding expenses. In addition, the Company has retained OKAPI Partners LLC (“OKAPI”), to assist with proxy solicitation. We anticipate that we will pay OKAPI a fee of approximately $19,000 plus reasonable expenses for these services.

Q	ARE YOU “HOUSEHOLDING” FOR STOCKHOLDERS OF RECORD SHARING THE SAME ADDRESS?

Yes. For those stockholders who elect to receive printed materials, the SEC’s rules permit us to deliver a single copy of this proxy statement, our 2025 Annual Report, and the Notice, as applicable, to an address shared by two or more stockholders. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail you receive. We will deliver only one proxy statement, our 2025 Annual Report, and the Notice, as applicable to multiple registered stockholders sharing an address, unless we receive instructions to the contrary from one or more of the stockholders. We will still send each stockholder who receives a printed version of these proxy materials an individual proxy card. If you would like to receive more than one copy of the proxy materials, you can call Computershare toll free at 1-800-884-4225 or write to Computershare Investor Services at P.O. Box 43006, Providence, Rhode Island 02940-3006. You can use the same phone number or mailing address to notify us that you wish to receive a separate proxy statement, annual report, and the Notice, as applicable, in the future, or to request delivery of a single copy of any materials if you are receiving multiple copies now.

Q	WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We will announce the voting results at the Annual Meeting. We also will disclose the voting results in a current report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q	HOW CAN I COMMUNICATE WITH THE BOARD OF DIRECTORS?

Any stockholder or other interested party may communicate with our independent non-management directors, individually or as a group, by contacting our Corporate Secretary or Independent Lead Director. The contact information is maintained through the Investors page on our website, www.williams.com, and is as follows:

The Williams Companies, Inc. One Williams Center, MD 49 Tulsa, Oklahoma 74172 Attn: Independent Lead Director	The Williams Companies, Inc. One Williams Center, MD 47 Tulsa, Oklahoma 74172 Attn: Corporate Secretary

115 Williams Companies | 2026 Proxy Statement

Questions and Answers About the Annual Meeting and Voting

Q	MAY I SUBMIT A PROPOSAL OR NOMINATE A DIRECTOR CANDIDATE FOR CONSIDERATION AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS?

The below-described notice and procedures are summaries and are not complete. For further information, please refer to our By-laws, which are included as an exhibit to our annual report on Form 10-K filed with the SEC and available on our website at www.williams.com. All notices of proposals or director nominations should be addressed to our Corporate Secretary at One Williams Center, MD 47, Tulsa, Oklahoma, Oklahoma 74172.

SUBMISSION	RULES AND REQUIREMENTS	2027 ANNUAL MEETING DEADLINES
Rule 14a-8 Stockholder Proposals

For your proposal to be considered for inclusion in our proxy statement for the 2027 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, your proposal, including the manner in which you submit it, must comply with the eligibility, procedural, and all other requirements of Rule 14a-8.

No later than November 18, 2026
Other Stockholder Proposals

If you wish to bring business before our 2027 annual meeting of stockholders other than through a stockholder proposal submitted pursuant to the SEC’s Rule 14a-8, we must receive a notice of the proposal, in proper written form as specified in our By-laws.

No earlier than December 29, 2026 and no later than January 28, 2027
Stockholder Director Nominations

Our By-laws also provide that a stockholder may nominate director candidates for election if the stockholder is a stockholder of record (1) when making a nomination and (2) on the record date for the determination of the stockholders entitled to vote at such annual meeting of stockholders. The stockholder must also satisfy the procedures provided in the By-laws, including providing notice of a nomination in proper written form. Our Corporate Secretary must receive the notice at our principal executive offices not later than the close of business on the 90th calendar day, nor earlier than the close of business on the 120th calendar day, prior to the anniversary of the date of the immediately preceding annual meeting of stockholders.

No earlier than December 29, 2026 and no later than January 28, 2027
Proxy Access for Stockholder Director Nominee

Our By-laws contain a “proxy access” provision allowing stockholders to include in our proxy materials information regarding director candidates nominated by stockholders in certain circumstances. Under the proxy access option, our Corporate Secretary must receive the notice at our principal executive offices not later than the close of business on the 120th calendar day, nor earlier than the close of business on the 150th calendar day, prior to the anniversary of the date (as stated in our proxy materials) the definitive proxy statement was first released to stockholders in connection with the preceding year’s annual meeting of stockholders.

No earlier than October 19, 2026 and no later than November 18, 2026
Universal Proxy Card

In addition to satisfying the deadlines in the advance notice provisions of our By-laws for stockholder nominations, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 of the Exchange Act to our Corporate Secretary no later than 60 days prior to the one-year anniversary of the previous annual meeting of stockholders.

No later than March 1, 2027

Williams Companies | 2026 Proxy Statement 116

Questions and Answers About the Annual Meeting and Voting

Incorporation by Reference, Website Access to Reports, and Other Information

Incorporation By Reference

The Compensation and Management Development Committee Report on Executive Compensation and the Audit Committee Report are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by Williams under the Securities Act or the Exchange Act, except to the extent that Williams specifically incorporates such information by reference. In addition, the website addresses contained in the proxy statement are intended to provide inactive, textual reference only. The information on these websites and in the Sustainability Report referenced herein are not part of and shall not be deemed incorporated by reference into this proxy statement.

Website Access to Reports and Other Information

We file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other documents electronically with the SEC pursuant to the Exchange Act. You may obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.williams.com. We make available, free of charge through the Investors page of our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such materials with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Board committee charters, and the Williams Code of Business Conduct are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our Corporate Secretary at Williams, One Williams Center, MD 47, Tulsa, Oklahoma 74172.

By Order of the Board of Directors,

Robert E. Riley, Jr.

Vice President and Assistant General

Counsel – Corporate Secretary

Tulsa, Oklahoma

March 18, 2026

117 Williams Companies | 2026 Proxy Statement

Appendix A

APPENDIX A

Non-GAAP Reconciliations

The accompanying materials may include certain financial measures – Adjusted EBITDA, adjusted income (“earnings”), adjusted earnings per share, and available funds from operations – that are non-GAAP financial measures as defined under the rules of the SEC.

Our segment performance measure, Modified EBITDA, is defined as net income (loss) before income (loss) from discontinued operations, income tax expense, net interest expense, equity earnings from equity-method investments, other net investing income, impairments of equity investments and goodwill, depreciation and amortization expense, and accretion expense associated with asset retirement obligations for nonregulated operations. We also add our proportional ownership share (based on ownership interest) of Modified EBITDA of equity-method investments, including our indirect share from interests owned by equity-method investees.

Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are also excluded from net income to determine adjusted income and adjusted earnings per share. Management believes these measures provide investors meaningful insight into results from ongoing operations.

Available funds from operations (“AFFO”) is defined as cash flow from operations excluding the effect of changes in working capital and certain other changes in noncurrent assets and liabilities, reduced by preferred dividends and net distributions to noncontrolling interests. AFFO may be adjusted to exclude certain items that we characterize as unrepresentative of our ongoing operations.

These materials are accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of assets and the cash that the business is generating.

Neither Adjusted EBITDA, adjusted income, nor available funds from operations are intended to represent cash flows for the period, nor are they presented as an alternative to net income or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.

Williams Companies | 2026 Proxy Statement A-1

Appendix A

Reconciliation of Income (Loss) from Continuing Operations Attributable to The Williams Companies, Inc.

to Non-GAAP Adjusted Income

(UNAUDITED)

(DOLLARS IN MILLIONS, EXCEPT PER-SHARE AMOUNTS)	2020	2021	2022	2023	2024	2025

Income (loss) from continuing operations attributable to The Williams Companies, Inc. available to common stockholders	$208	$1,514	$2,046	$3,273	$2,222	$2,615

Income (loss) from continuing operations - diluted earnings (loss) per common share	$0.17	$1.24	$1.67	$2.68	$1.82	$2.14

Adjustments:

Transmission, Power & Gulf

Acquisition and transition-related costs*	—	—	—	43	18	1

Net gain related to certain asset retirements*	—	—	—	—	—	(11)

Impairment of certain assets	170	2	—	—	—	—

Gain on sale of certain Gulf Coast pipeline assets	—	—	—	(129)	—	—

Northeast Supply Enhancement project development costs	6	—	—	—	—	—

Loss related to Eminence storage cavern abandonments and monitoring	—	—	31	—	—	—

Regulatory liability charges associated with decrease in Transco’s estimated deferred state income tax rate	—	—	15	—	—	—

Adjustment of regulatory asset associated with increase in Transco’s estimated deferred state income tax rate	2	—	—	—	—	—

Reversal of costs capitalized in prior periods	11	—	—	—	—	—

Severance and related costs	1	—	—	—	—	—

Pension plan settlement charge	5	—	—	—	—	—

Benefit of change in employee benefit policy	(22)	—	—	—	—	—

Impact of change in payroll policy*	—	—	—	—	16	—

Total Transmission, Power & Gulf adjustments	173	2	46	(86)	34	(10)

Northeast G&P

Impairment of certain assets	12	—	—	—	—	—

Accrual for loss contingency*	—	—	—	10	(3)	—

Pension plan settlement charge	1	—	—	—	—	—

Benefit of change in employee benefit policy	(9)	—	—	—	—	—

Impact of change in payroll policy*	—	—	—	—	7	—

Our share of accrual for loss contingency at Aux Sable Liquid Products LP	—	—	—	29	—	—

Our share of operator transition costs at Blue Racer Midstream*	—	—	—	—	4	—

Our share of impairment of certain assets at equity-method investment	47	—	—	—	—	—

Our share of early debt retirement gain at equity-method investment	(5)	—	—	—	—	—

Total Northeast G&P adjustments	46	—	—	39	8	—

A-2 Williams Companies | 2026 Proxy Statement

Appendix A

Reconciliation of Income (Loss) from Continuing Operations Attributable to The Williams Companies, Inc.

to Non-GAAP Adjusted Income

(UNAUDITED)

(DOLLARS IN MILLIONS, EXCEPT PER-SHARE AMOUNTS)	2020	2021	2022	2023	2024	2025

West

Impairment or write-off of certain assets	—	—	—	10	—	212

Acquisition and transition-related costs*	—	—	8	6	3	—

Gain from contract settlement	—	—	—	(18)	—	—

Pension plan settlement charge	1	—	—	—	—	—

Benefit of change in employee benefit policy	(9)	—	—	—	—	—

Impact of change in payroll policy*	—	—	—	—	7	—

Total West adjustments	(8)	—	8	(2)	10	212

Gas & NGL Marketing Services

Amortization of purchase accounting inventory fair value adjustment	—	18	15	—	—	—

Impact of volatility on NGL linefill transactions*	—	—	9	9	(3)	22

Net unrealized (gain) loss from derivative instruments	—	106	274	(659)	341	(140)

Impact of change in payroll policy*	—	—	—	—	1	—

Total Gas & NGL Marketing Services adjustments	—	124	298	(650)	339	(118)

Other

Regulatory asset reversals from impaired projects	15	—	—	—	—	—

Regulatory liability charge associated with decrease in Transco’s estimated deferred state income tax rate	—	—	5	—	—	—

Expenses associated with Sequent acquisition and transition	—	5	—	—	—	—

Accrual for loss contingencies	24	10	11	—	—	—

Settlement charge related to former operations*	—	—	—	—	6	—

Reversal of costs capitalized in prior periods	3	—	—	—	—	—

Net unrealized (gain) loss from derivative instruments	—	—	(25)	(1)	26	(10)

Net gain from Energy Transfer litigation judgment	—	—	—	(534)	—	—

Acquisition and transition-related costs*	—	—	—	—	1	3

Pension plan settlement charge	1	—	—	—	—	—

Total Other adjustments	43	15	(9)	(535)	33	(7)

Adjustments included in Modified EBITDA	254	141	343	(1,234)	424	77

Williams Companies | 2026 Proxy Statement A-3

Appendix A

Reconciliation of Income (Loss) from Continuing Operations Attributable to The Williams Companies, Inc.

to Non-GAAP Adjusted Income

(UNAUDITED)

(DOLLARS IN MILLIONS, EXCEPT PER-SHARE AMOUNTS)	2020	2021	2022	2023	2024	2025

Adjustments below Modified EBITDA

Impairment of equity-method investments	1,046	—	—	—	—	—

Impairment of goodwill (2)	187	—	—	—	—	—

Our share of impairment of goodwill at equity-method investment	78	—	—	—	—	—

Our share of fair value change from Cogentrix investment	—	—	—	—	—	(153)

Gain on sale of equity-method investments	—	—	—	—	(149)	—

Gain on investment remeasurement	—	—	—	(30)	(127)	—

Depreciation adjustment related to Eminence storage cavern abandonments	—	—	(1)	—	—	—

Acclelerated depreciation for decommissioning assets	—	33	—	—	—	—

Amortization of intangible assets from Sequent acquisition	—	18	167	59	29	18

Imputed interest expense on deferred consideration obligations*	—	—	—	—	40	—

Our share of Blue Racer Midstream debt extinguishment loss	—	—	—	—	3	—

Our share of accelerated depreciation related to operator transition at Blue Racer Midstream	—	—	—	—	1	—

Allocation of adjustments to noncontrolling interests	(65)	—	—	—	—	—

	1,246	51	166	29	(203)	(135)

Total adjustments	1,500	192	509	(1,205)	221	(58)

Less tax effect for above items	(375)	(48)	(124)	291	(52)	14

Adjustments for tax-related items (1)	—	—	(203)	(25)	(44)	—

Adjusted income from continuing operations available to common stockholders	$1,333	$1,658	$2,228	$2,334	$2,347	$2,571

Adjusted income from continuing operations-diluted earnings per common share	$1.10	$1.36	$1.82	$1.91	$1.92	$2.10

Weighted-average shares-diluted (millions)	1,215	1,218	1,223	1,222	1,223	1,225

(1)
2022 includes adjustments for the reversal of valuation allowance due to the expected utilization of certain deferred income tax assets and previously unrecognized tax benefits from the resolution of certain federal income tax audits. 2022 also includes an unfavorable adjustment to reverse the net benefit primarily associated with a significant decrease in our estimated deferred state income tax rate, partially offset by an unfavorable revision to a state net operating loss carryforward. 2023 and 2024 include an adjustment associated with a decrease in our estimated deferred state income tax rate.
(2)
Our partners’ $65 million share of the 2020 impairment of goodwill is reflected below in the Allocation of adjustments to noncontrolling interests.

* Amounts for the 2024 and 2025 periods are included in Additional adjustments on the Reconciliation of Cash Flow from Operating Activities to Non-GAAP Available Funds from Operations (AFFO).

A-4 Williams Companies | 2026 Proxy Statement

Appendix A

Reconciliation of “Net Income (Loss)” to “Modified EBITDA” and Non-GAAP “Adjusted EBITDA”

(UNAUDITED)

(DOLLARS IN MILLIONS)	2020	2021	2022	2023	2024	2025

Net income (loss)	$198	$1,562	$2,117	$3,303	$2,346	$2,768

Provision (benefit) for income taxes	79	511	425	1,005	640	857

Interest expense	1,172	1,179	1,147	1,236	1,364	1,442

Equity (earnings) losses	(328)	(608)	(637)	(589)	(560)	(760)

Other investing (income) loss - net	(8)	(7)	(16)	(108)	(343)	(42)

Proportional Modified EBITDA of equity-method investments	749	970	979	939	909	965

Depreciation, depletion, and amortization expenses	1,721	1,842	2,009	2,071	2,219	2,347

Accretion expense associated with asset retirement obligations for nonregulated operations	35	45	51	59	81	96

(Income) loss from discontinued operations, net of tax	—	—	—	97	—	—

Modified EBITDA	$4,851	$5,494	$6,075	$8,013	$6,656	$7,673

Transmission, Power & Gulf	$2,379	$2,621	$2,674	$3,068	$3,273	$3,720

Northeast G&P	1,489	1,712	1,796	1,916	1,958	2,028

West	948	961	1,211	1,238	1,312	1,238

Gas & NGL Marketing Services	50	22	(40)	950	(124)	311

Other	(15)	178	434	841	237	376

Total Modified EBITDA	$4,851	$5,494	$6,075	$8,013	$6,656	$7,673

Adjustments (1):

Transmission, Power & Gulf	$173	$2	$46	$(86)	$34	$(10)

Northeast G&P	46	—	—	39	8	—

West	(8)	—	8	(2)	10	212

Gas & NGL Marketing Services	—	124	298	(650)	339	(118)

Other	43	15	(9)	(535)	33	(7)

Total Adjustments	$254	$141	$343	$(1,234)	$424	$77

Adjusted EBITDA:

Transmission, Power & Gulf	$2,552	$2,623	$2,720	$2,982	$3,307	$3,710

Northeast G&P	1,535	1,712	1,796	1,955	1,966	2,028

West	940	961	1,219	1,236	1,322	1,450

Gas & NGL Marketing Services	50	146	258	300	215	193

Other	28	193	425	306	270	369

Total Adjusted EBITDA	$5,105	$5,635	$6,418	$6,779	$7,080	$7,750

(1)
Adjustments by segment are detailed in the “Reconciliation of Income (Loss) from Continuing Operations Attributable to The Williams Companies, Inc. to Non-GAAP Adjusted Income,” which is also included in these materials.

Williams Companies | 2026 Proxy Statement A-5

Appendix A

Reconciliation of Cash Flow from Operating Activities to Non-GAAP Available Funds from Operations (AFFO)

(UNAUDITED)

(DOLLARS IN MILLIONS, EXCEPT COVERAGE RATIOS)	2020	2021	2022	2023	2024	2025

Net cash provided (used) by operating activities	$3,496	$3,945	$4,889	$5,938	$4,974	$5,898

Exclude: Cash (provided) used by changes in:

Accounts receivable	2	545	733	(1,089)	169	219

Inventories, including write-downs	11	124	(51)	(43)	(1)	37

Other current assets and deferred charges	(11)	63	33	(60)	(9)	71

Accounts payable	7	(643)	(410)	1,009	(139)	(115)

Other current liabilities	309	(58)	(209)	19	(35)	(170)

Changes in current and noncurrent commodity derivative assets and liabilities	4	277	(94)	(200)	286	(99)

Other, including changes in noncurrent assets and liabilities (1)	1	1	216	246	245	213

Preferred dividends paid	(3)	(3)	(3)	(3)	(3)	(3)

Dividends and distributions paid to noncontrolling interests	(185)	(187)	(204)	(213)	(242)	(259)

Contributions from noncontrolling interests	7	9	18	18	36	36

Adjustment to exclude litigation-related charges in discontinued operations	—	—	—	125	—	—

Adjustment to exclude net gain from Energy Transfer litigation judgment	—	—	—	(534)	—	—

Additional Adjustments (2)	—	—	—	—	97	30

Available funds from operations	$3,638	$4,073	$4,918	$5,213	$5,378	$5,858

Common dividends paid	$1,941	$1,992	$2,071	$2,179	$2,316	$2,442

Coverage ratio:

Available funds from operations divided by Common dividends paid	1.87	2.04	2.37	2.39	2.32	2.40

(1)
2023 includes a $30 million gain on the remeasurement of the Rocky Mountain Midstream investment.
(2)
See detail on Reconciliation of Income (Loss) from Continuing Operations Attributable to The Williams Companies, Inc. to Non-GAAP Adjusted Income. 2025 also includes $15 million related to an expected distribution from an equity-method investee not received until early January 2026, and this amount will be excluded from 2026.

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Appendix B

The Williams Companies, Inc.

2007 Incentive Plan

Effective as of March 14, 2007, as subsequently amended

Amended and restated effective as of ~~October 26~~April 28, ~~2021~~2026

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Article 4. - Shares Subject to the Plan, ~~and Maximum Awards,~~Adjustments and Performance Conditions			6
4.1		Number of Shares Available for Grants	6
4.2		Adjustments in Authorized Shares and Awards	7
~~4.3~~		~~Annual Individual Limitations~~	7
~~4.4~~	4.3	Performance-Measures	7

Article 5. - Eligibility and General Conditions of Awards			9
5.1		Eligibility	9
5.2		Award Agreement	9
5.3		General Terms and Separation from Service.	9
5.4		Nontransferability of Awards	9
5.5		Cancellation and Rescission of Awards	10
5.6		Stand-Alone, Tandem and Substitute Awards	10
5.7		Compliance with Rule 16b-3	10
5.8		Deferral of Award Payouts	11

Article 6. - Stock Options			11
6.1		Grant of Options	11
6.2		Award Agreement	11
6.3		Option Price; No Repricing	11
6.4		Grant of Incentive Stock Options	11
6.5		Payment	12

Article 7. - Shares of Restricted Stock			13
7.1		Grant of Shares of Restricted Stock	13
7.2		Award Agreement	13
7.3		Consideration for Shares of Restricted Stock	13
7.4		Effect of Forfeiture	13
7.5		Escrow; Legends	13
7.6		Voting Rights; Dividends and Distributions	13

Article 8. - Restricted Stock Units			13
8.1		Grant of Restricted Stock Units	13
8.2		Delivery and Limitations	14

Article 9. - Performance Units and Performance Shares			13
9.1		Grant of Performance Units and Performance Shares	14
9.2		Value/Performance Goals	14
9.3		Earning of Performance Units and Performance Shares	14

Article 10. - Stock Appreciation Rights			14
10.1		Grant of SARs	14
10.2		Award Agreement	15
10.3		Payment of SAR Amount	15
10.4		No Repricing	15

Article 11. - Other Stock-Based Awards			15

Article 12. - Non-Equity Incentive Awards			15

Article 13. - Change in Control			15
13.1		~~Acceleration of Exercisability and Lapse of Restrictions~~Effect of a Change in Control on Awards	15
13.2		Definitions	16

Article 14. - Non-Management Director Awards			18
14.1		Director Annual Grant.	18
14.2		Election to Receive Director Fees in Shares or Restricted Stock Units in Lieu of Cash	19
14.3		Deferral Elections	20
14.4		Insufficient Number of Shares	21
14.5		Non-Forfeitability	21
~~14.6~~		~~No Duplicate Payments~~	21

Article 15. - Amendment, Modification, and Termination			21
15.1		Amendment, Modification, and Termination	21
15.2		Awards Previously Granted	21

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Article 16. - Withholding		21
16.1	Mandatory Tax Withholding.	21
16.2	Notification under Code Section 83(b)	21

Article 17. - Additional Provisions		22
17.1	Successors	22
17.2	Severability	22
17.3	Requirements of Law	22
17.4	Securities Law Compliance	22
17.5	No Rights as a Stockholder	22
17.6	Nature of Payments	22
17.7	Non-Exclusivity of Plan	23
17.8	Governing Law	23
17.9	Share Certificates	23
17.10	Unfunded Status of Awards; Creation of Trusts	23
17.11	Employment	23
17.12	Participation	23
17.13	Military Service	23
17.14	Construction; Gender and Number	23
17.15	Headings	23
17.16	Obligations	23
17.17	No Right to Continue as Director	23
17.18	Code Section 409A Compliance	23
17.19	Recoupment Policy	24

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Appendix B

THE WILLIAMS COMPANIES, INC.
2007 INCENTIVE PLAN

(Effective as of March 14, 2007, as subsequently amended)
(Amended and restated effective as of ~~October 26, 2021~~April 28, 2026 (“Restatement Date”))

~~(Termination Date: April 28, 2030)~~

Article 1.- Effective Date, History, Objectives, and Duration

1.1 Effective Date. The Williams Companies, Inc., a Delaware corporation (the “Company”), established an incentive compensation plan known as The Williams Companies, Inc. 2007 Incentive Plan (subsequently amended from time to time, the “Plan”), which was originally effective March 14, 2007 (the “Effective Date”)~~; which Plan was subsequently amended from time to time~~. From and after the Effective Date, no further grants or awards shall be made under The Williams Companies, Inc. 2002 Incentive Plan, as amended from time to time, The Williams Companies, Inc. Stock Plan for Nonofficer Employees, The Williams International Stock Plan, The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors or The Williams Companies, Inc. 1996 Stock Plan, as amended.

1.2 Objectives of the Plan. The Plan is intended (a) to allow selected employees and officers of the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and aligning their interests more closely with the interests of the Company’s stockholders, and to assist the Company and its Affiliates in attracting new employees and officers and retaining existing employees and officers, (b) to provide Non-Equity Incentive Awards (as defined below) opportunities to designated officers and employees that are competitive with those of other major corporations, (c) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company’s goals, (d) to provide Grantees with an incentive for excellence in individual performance, (e) to promote teamwork among employees, officers, and Non-Management Directors (as defined below), and (f) to attract and retain highly qualified persons to serve as Non-Management Directors and to promote ownership by such Non-Management Directors of a greater proprietary interest in the Company, thereby aligning such Non-Management Directors’ interests more closely with the interests of the Company’s stockholders.

1.3 Duration of the Plan. The Plan commenced on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company (the “Board”) to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been ~~purchased or acquired~~issued according to the Plan’s provisions~~, or, if earlier, April 28, 2030~~. Termination of the Plan will not affect the rights and obligations of the Grantees and the Company arising under Awards theretofore granted and then in effect.

Article 2.- Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Acquired Entity” and “Acquired Entity Award” ~~has~~have the ~~meaning~~respective meanings set forth in Section 5.6.

2.2 “Affiliate” means any Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with the Company.

2.3 “Annual Meeting of Company Stockholders” has the meaning set forth in Section 14.1.

2.4 “Award” means Options (including Non-Qualified Stock Options and Incentive Stock Options), Shares of Restricted Stock, Restricted Stock Units, Performance Units ~~(which may be paid in cash)~~, Performance Shares, Stock Appreciation Rights, Other Stock-Based Awards, Non-Equity Incentive Awards or Director Annual Grants granted under the Plan.

2.5 “Award Agreement” means the written or electronic agreement or other instrument as may be approved from time to time by the Committee or Management Committee (as applicable) by which an Award shall be evidenced. An Award Agreement may be in the form of either (a) an agreement to be either executed by both the Grantee and the Company (or an authorized

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representative of the Company) or delivered and acknowledged electronically as the Committee shall determine or (b) certificates, notices or similar instruments as approved by the Committee or Management Committee (as applicable).

2.6 “Base Amount” means with respect to a Stock Appreciation Right, the amount with respect to which the appreciation in the value of a Share shall be measured over the period beginning with the Grant Date and ending on the date of exercise of such Stock Appreciation Right.

2.7 “Board” has the meaning set forth in Section 1.3.

2.8 “CEO” means the Chief Executive Officer of the Company.

2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.10 “Committee,” “CMDC, ” and “Management Committee” have the respective meanings set forth in Article 3.

2.11 “Common Stock” means the common stock, $1.00 par value, of the Company.

2.12 “Company” has the meaning set forth in Section 1.1.

~~2.13 “Controlled Affiliate” means any Person that directly or indirectly, through one or more intermediaries, is controlled by the Company.~~

~~2.14~~2.13 “Director Annual Grant” means an Award made to a Non-Management Director under Section 14.1.

~~2.15~~2.14 “Director Fees” has the meaning set forth in Section 14.2.

~~2.16~~2.15 “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement or individual ~~Change in Control~~employment, change in control, severance or similar agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, (i) for purposes ~~of the exercise~~ of an Incentive Stock Option, a disability within the meaning of Section 22(e)(3) of the Code~~. For~~ and (ii) for all other purposes under the Plan~~, Disability or Disabled, unless otherwise defined in an Award Agreement or individual Change in Control severance agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan~~, means (A) an inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (B) receipt of income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; provided, however, that~~,~~  for Awards subject to Section 409A ~~of the Code~~(as defined in Section 17.18), all determinations of whether a Grantee is Disabled shall be made in accordance with Section 409A ~~of the Code~~ and the guidance thereunder.

~~2.17~~2.16 “Dividend Equivalent” means a right to receive or accrue, to the extent provided under the respective Award Agreement, payments equal to dividends or property on a specified number of Shares.

~~2.18~~2.17 “Eligible Person” means any employee (including any officer) of the Company or an Affiliate.

~~2.19~~2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to regulations and rulings thereunder and to successor provisions.

~~2.20~~2.19 “Equity Election” has the meaning set forth in Section 14.2.

~~2.21~~2.20 “Fair Market Value” means (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (b) with respect to Shares, unless otherwise determined in the good faith discretion of the Committee, as of any date: (i) the closing price on the date of determination reported in The Wall Street Journal (or an equivalent alternate or successor) (or, if no sale of

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Shares was reported for such date, on the most recent trading day prior to such date on which a sale of Shares was reported); (ii) if the Shares are not listed on the New York Stock Exchange, the closing price of the Shares on such other national exchange on which the Shares are principally traded or as reported by the Nasdaq Global Select or Global Market System, or similar securities market, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the Nasdaq Capital Market or similar securities market; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Committee.

~~2.22~~2.21 “Grant Date” means the date on which an Award is granted ~~or~~, ~~in the case of a grant to an Eligible Person, such later date~~ as specified in advance by the Committee or its delegate.

~~2.23~~2.22 “Grantee” means an Eligible Person or Non-Management Director who has been granted an Award.

~~2.24~~2.23 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

~~2.25~~2.24 “including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

~~2.26~~2.25 “Maturity Date” means, unless otherwise defined in an Award Agreement or individual ~~Change in Control~~employment, change in control, severance or similar agreement, the third anniversary of the Grant Date of an Award.

~~2.27~~2.26 “Non-Equity Incentive Award” means an Award that is not granted ~~or~~with respect to or otherwise payable in Shares.

~~2.28~~2.27 “Non-Management Director” means a member of the Board who is not an employee of the Company or any Affiliate.

~~2.29~~2.28 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

~~2.30~~2.29 “Option” means an option granted under Article 6 of the Plan.

~~2.31~~2.30 “Option Price” means the price at which a Share may be purchased by a Grantee pursuant to the exercise of an Option.

~~2.32~~2.31 “Option Term” means the period beginning on the Grant Date of an Option and ending on the date such Option expires, terminates or is cancelled.

~~2.33~~2.32 “Other Stock-Based Award” means a right, granted under Article 11 of the Plan, that relates to or is valued by reference to Shares or other Awards relating to Shares.

~~2.34~~2.33 “Performance Measures” has the meaning set forth in Section ~~4.4~~4.3.

~~2.35~~2.34 “Performance Period” means the time period over which Performance Measures shall be determined, but may not be less than one year.

~~2.36~~2.35 “Performance Share” and “Performance Unit” have the respective meanings set forth in Article 9.

~~2.37~~2.36 “Period of Restriction” means the period during which Shares of Restricted Stock or Restricted Stock Units are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

~~2.38~~2.37 “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

~~2.39~~2.38 “Qualifies for Retirement” means, unless otherwise defined in an Award Agreement or individual ~~Change in Control~~employment, change in control, severance or similar agreement, a Separation from Service (as defined in (ii) below) after attaining age fifty-five (55) and completing at least three (3) years of service with the Company or any of its Affiliates.

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~~2.40~~2.39 “Restricted Stock Unit” means a right, granted in accordance with Article 8 hereof, to receive a Share or cash payment equal to the value thereof, subject to such Period of Restriction as the Committee shall determine.

~~2.41~~2.40 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

~~2.42~~2.41 “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

~~2.43 “Section 16 Non-Management Director” means a Non-Management Director who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.~~

~~2.44~~2.42 “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

~~2.45~~2.43 “Separation from Service” means, unless otherwise defined in an Award Agreement or individual ~~Change in Control~~employment, change in control, severance or similar agreement, a Grantee’s termination ~~or deemed termination~~ from employment or service with the Company and its Affiliates. For purposes of determining whether a Separation from Service of an employee has occurred, the employment relationship is treated as continuing intact while the Grantee is on military leave, sick leave or other bona fide leave of absence if the period of such leave does not exceed six (6) months, or if longer, so long as the Grantee retains a right to reemployment with his or her employer under an applicable statute or by contract. For this purpose, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Grantee will return to perform services for his or her employer. If the period of leave exceeds six (6) months and the Grantee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship will be deemed to terminate on the first date immediately following such six (6) month period. Notwithstanding the foregoing, if a leave of absence is due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six (6) months, and such impairment causes the Grantee to be unable to perform the duties of the Grantee’s position of employment or any substantially similar position of employment, a twenty-nine (29) month period of absence shall be substituted for such six (6) month period. For purposes of this Agreement, a Separation from Service occurs at the date as of which the facts and circumstances indicate either that, after such date: (A) the Grantee and the Company reasonably anticipate the Grantee will perform no further services for the Company and its Affiliates (whether as an employee or an independent contractor) or (B) that the level of bona fide services the Grantee will perform for the Company and its Affiliates (whether as an employee or independent contractor) will permanently decrease to no more than twenty (20%) of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period or, if the Grantee has been providing services to the Company and its Affiliates for less than thirty-six (36) months, the full period over which the Grantee has rendered services, whether as an employee or independent contractor. The determination of whether a Separation from Service has occurred shall be governed by the provisions of Treasury Regulation § 1.409A-1, as amended, taking into account the objective facts and circumstances with respect to the level of bona fide services performed by the Grantee after a certain date.

~~2.46~~2.44 “Share” means a share of Common Stock, and such other securities of the Company as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

~~2.47~~2.45 “Shares of Restricted Stock” or “Restricted Stock” means Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

~~2.48~~2.46 “Stock Appreciation Right” or “SAR” has the meaning set forth in Section 10.1 hereof.

Article 3.- Administration

3.1 Committee.

(a) Subject to Articles 14 and 15, and to Section 3.2, the Plan shall be administered by a committee (the “Committee”). Except to the extent the Board reserves administrative powers to itself or appoints a different committee to administer the Plan, the Committee shall be ~~(i) the Board, with respect to all Non-Management Directors, (ii)~~ the Compensation and Management Development Committee (“CMDC”) of the Board~~, with respect to all executive officers of the Company (which term shall have the same meaning as the term “officer” as defined in Rule 16a-1(f) promulgated under the Exchange Act and shall in any event include~~

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~~all of the members of the Company’s Executive Officer Team (“EOT”)) and any other Eligible Person with respect to whom it elects to act as the Committee, and (iii) except as the Committee may provide, if the CEO is a member of the Board, a committee consisting of the CEO, with respect to any Eligible Person other than an executive officer of the Company.~~.

(b) The Board or the ~~Compensation Committee~~CMDC may, by resolution, appoint and delegate to another committee ~~of~~or one or more officers of the Company (including the CEO) (a “Management Committee”) any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are ~~executive officers of the Company, Non-Management Directors, and/or~~ Section 16 Persons ~~at the time any such delegated authority is exercised~~; provided, however, that the resolution so authorizing such Management Committee shall specify the total number of Shares that may be subject to Awards (if any) such Management Committee may award pursuant to such delegated authority, and any such Award shall be subject to the form(s) of Award Agreement theretofore approved by the ~~Compensation Committee~~CMDC. Any delegation of authority pursuant to this Section 3.1(b) shall comply with the requirements of applicable law, including ~~Section~~Sections 152(b) and 157(c) of the General Corporation Law of the State of Delaware to the extent applicable.

~~(c) Unless the context requires otherwise, any references herein to “Committee” include references to the Board, the Compensation Committee of the Board, the Management Committee, the Independent Committee (if distinct from any of the foregoing) or the CEO, as applicable. For avoidance of doubt, notwithstanding any provision of the Plan to the contrary, any action taken by the Compensation Committee of the Board shall be treated as a valid action of the Committee, except as limited by the terms of the Board’s delegation of authority to the Compensation Committee of the Board or in the event that such action would violate applicable law.~~

3.2 Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14 ~~and any limitations in scope of authority established in accordance with Section 3.1 above~~), the Committee has full and final authority and sole discretion as follows:

(a) to determine when, to whom and in what types and amounts Awards should be granted;

(b) to grant Awards in any number and amount to Eligible Persons, and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any exercise price, grant price, Base Amount or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any Performance Measures including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine); provided that, other than with respect to Awards to Non-Management Directors, no Award of Options, Stock Appreciation Rights or Other Stock-Based Awards that are valued based on appreciation in the value of a Share following the Grant Date may vest or be ~~settled~~exercised in full prior to the twelfth month following its Grant Date (with partial vesting prior to such date permitted), except that the Committee may (i) provide for the vesting satisfaction and/or lapse of some or all conditions under any such Award in the event of the applicable Eligible Person’s death, disability, Retirement, involuntary separation of service, or in connection with a Change in Control or (ii) grant Awards of Options or Stock Appreciation Rights that may vest or be ~~settled~~exercised in full prior to the twelfth month following its Grant Date so long as the aggregate number of Shares subject to such Awards does not exceed five percent (5%) of the total share reserve set forth in Section 4.1 below;

(c) to determine the benefit payable under any Award subject to Performance ~~Unit, Performance Share, Other Stock-Based Award or Non-Equity Incentive Award~~Measures and to determine whether any performance or vesting conditions have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e) to determine the Option Term;

(f) to determine the amount, if any, that a Grantee shall pay for Shares of Restricted Stock, when Shares of Restricted Stock shall be forfeited and whether such Shares shall be held in escrow;

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(g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h) to determine with respect to Awards whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred either automatically ~~(whether to limit loss of deductions pursuant to Section 162(m) of the Code or otherwise)~~, at the election of the Committee or at the election of the Grantee;

(i) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(j) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(k) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(l) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons and Non-Management Directors (which need not be identical) and~~, with the consent of the Grantee,~~  to amend any such Award Agreement ~~at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not materially adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, (iii) to correct scrivener’s errors, (iv) to the extent the Award Agreement specifically permits amendment without consent, or (v) provided for or specifically contemplated in the Plan (such as Section 6.4 or Article 13);~~;

(m) to make such adjustments or modifications to Awards or to adopt such sub-plans for Grantees working outside the United States as are advisable to fulfill the purposes of the Plan (including to comply with local law);

(n) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including, as applicable, limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(o) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles;

(p) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(q) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. ~~The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 3.1(b), 4.3, 4.4 and 5.7(b)).~~

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Article 4.- Shares Subject to the Plan, ~~and Maximum Awards,~~Adjustments and Performance Conditions

4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2, the number of Shares hereby ~~reserved for delivery~~available for issuance under the Plan shall be ~~fifty~~ eighty-five million (~~50~~85,000,000). The number of Shares available for ~~delivery~~issuance pursuant to Incentive Stock Options shall be the number set forth in the first sentence of this Section 4.1.

If any Shares subject to an Award granted hereunder are forfeited or such Award is settled in cash or otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture, settlement or termination, shall again be available for ~~grant under the Plan. Except with respect to Shares associated with Options or SARs, the aggregate number of shares available for delivery under the Plan at any time shall not be reduced by Shares retained or withheld by the Company to pay the withholding taxes related to an Award. Except with respect to Shares associated with Options or SARs, Shares that have been delivered (either actually or by attestation) to the Company in payment or satisfaction of the purchase price or tax withholding obligation of an Award shall be available for delivery under this~~issuance under the Plan. Notwithstanding anything herein to the contrary, Shares retained, withheld by or delivered to the Company in payment or satisfaction of the tax withholding obligation of an Award and Shares retained, withheld by or delivered to the Company to pay the exercise price ~~of an~~or Option ~~or the withholding taxes related to~~Price of an Option or SAR shall not be made available again for delivery under the Plan. Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

Notwithstanding the foregoing, the limit set forth in this Section 4.1 shall not be reduced by any Shares issued pursuant to Acquired Entity Awards granted in assumption of, or in substitution for, an outstanding award previously granted by an Acquired Entity, so long as the terms of the acquisition of such awards previously granted by an Acquired Entity do not expressly provide for the issuance of Shares authorized under this Section 4.1.

4.2 Adjustments in Authorized Shares and Awards. In the event of any dividend or other distribution (whether in the form of cash, Shares, or other property, but excluding regular, quarterly cash dividends), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, amalgamation, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares, provided that any such transaction or event referred to heretofore does not involve the receipt of consideration by the Company, then the Committee shall, in such manner as it deems equitable in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust (a) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (b) the number and type of Shares (or other securities or property) subject to outstanding Awards, (c) the grant ~~or~~, exercise price, Option Price or Base Amount with respect to any applicable Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (d) the number and kind of outstanding Shares of Restricted Stock or relating to any other outstanding Award in connection with which Shares are issued or otherwise subject, (e) the number ~~of Shares with respect to which Awards may be granted to a Grantee, as set forth in Section 4.3, (f) the number~~ and type of Shares (or other securities or property) as to which Awards may be settled, and (~~g~~f) the number of Shares subject to outstanding Restricted Stock or Restricted Stock Units granted under Article 14; provided, in each case, that with respect to Awards of Incentive Stock Options intended as of their Grant Date to qualify as Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of the Code; and provided, further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number. By way of example and not limitation, neither the conversion of any convertible securities of the Company nor any open market purchase of Shares by the Company shall be treated as a transaction that “does not involve the receipt of consideration” by the Company.

4.3 Performance-Measures~~Annual Individual Limitations. During any calendar year, no Grantee may be granted Awards (other than Awards that cannot be satisfied in Shares) with respect to more than three million five hundred thousand (3,500,000) Shares, subject to adjustment as provided in Section 4.2.~~

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~~4.4 Performance-Measures~~. The Committee shall have discretion to condition one or more awards on the satisfaction of specified performance measures (“Performance Measures”), which may ~~include one or more of the following:~~

~~(a) Earnings (either in the aggregate or on a per-share basis);~~

~~(b) Net income;~~

~~(c) Operating income;~~

~~(d) Operating profit;~~

~~(e) Cash flow;~~

~~(f) Stockholder returns (including return on assets, investments, equity, or gross sales) (including income applicable to common stockholders or other class of stockholders);~~

~~(g) Return measures (including return on assets, capital, equity, or sales);~~

~~(h) Earnings before or after either, or any combination of, interest, taxes, depreciation or amortization (EBITDA);~~

~~(i) Gross revenues;~~

~~(j) Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);~~

~~(k) Reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more operating areas;~~

~~(l) Net economic value;~~

~~(m) Market share;~~

~~(n) Annual net income to common stock;~~

~~(o) Earnings per share;~~

~~(p) Annual cash flow provided by operations;~~

~~(q) Changes in annual revenues;~~

~~(r) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;~~

~~(s) Economic value added;~~

~~(t) Sales;~~

~~(u) Costs;~~

~~(v) Results of customer satisfaction surveys;~~

~~(w) Results of employee satisfaction and/or engagement surveys;~~

~~(x) Employee turnover;~~

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~~(y) Human capital metrics;~~

~~(z) Aggregate product price and other product price measures;~~

~~(aa) Environmental, health, or safety record;~~

~~(bb) Service reliability;~~

~~(cc) Operating and maintenance cost management;~~

~~(dd) Energy production availability performance measures;~~

~~(ee) Debt rating;~~

~~and/or~~

~~(ff) Market share;~~

~~provided that the Performance Measures in subsections (a) through (g) may~~ be measured on a pre- or post-tax basis~~; and provided further that~~ as determined by the Committee. In addition, the Committee may, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result, and may be measured annually, cumulatively over a period of years or over such other period determined by the Committee. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each Performance Measure for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, to a department, unit, operating area or function within the Company or any one or more Affiliates; or to the Company and/or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Measures.

Article 5.- Eligibility and General Conditions of Awards

5.1 Eligibility. Awards may be granted to any Eligible Person or Non-Management Director, whether or not he or she has previously received an Award; provided that Non-Management Directors may only receive Awards granted under Article 14 of the Plan. A prospective employee of the Company or an Affiliate may be granted an Award so long as the Grant Date does not occur prior to the date that such Person commences employment or the performance of services for the Company or an Affiliate.

5.2 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3 General Terms and Separation from Service. The Committee may impose on any Award or the vesting, exercise or settlement thereof, at the Grant Date or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Separation from Service by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as otherwise determined by the Committee pursuant to this Section 5.3, all Awards that have not been exercised or settled and that are subject to (a) a risk of forfeiture, (b) deferral by the Committee (and not voluntary deferral by the Grantee), (c) vesting, (d) unexpired Performance Periods, or (e) unexpired Periods of Restriction at the time of a Separation from Service, shall be forfeited to the Company.

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5.4 Nontransferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative ~~or~~. Unless determined otherwise by the Committee, no Award or right thereunder shall be exercisable by a transferee receiving such Award pursuant to a domestic relations order (“DRO”).

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Shares of Restricted Stock, to the Company) ~~or pursuant to a DRO~~, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company and any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance; provided, further, that an Award (and any right thereunder) shall only be transferable pursuant to a DRO with the Committee’s prior approval.

(c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Director Annual Grants, Restricted Stock Units, Stock Appreciation Rights and Awards other than Incentive Stock Options and Non-Equity Incentive Awards, may be transferred to one or more trusts or persons during the lifetime of the Grantee in connection with the Grantee’s estate planning, and may be exercised by such transferee in accordance with the terms of such Award. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d) Nothing herein shall be construed as requiring the Committee to honor a DRO except ~~as required under the respective Award Agreement or~~ to the extent required under applicable law.

5.5 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Separation from Service.

5.6 Stand-Alone, Tandem and Substitute Awards.

(a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any other plan of the Company or any Affiliate. In connection with the Company’s acquisition, however effected, of another corporation or entity (the “Acquired Entity”) or the assets thereof, the Committee may, at its discretion, grant Awards (“Substitute Awards”) associated with the stock or other equity interest in such Acquired Entity (“Acquired Entity Award”) held by a Grantee immediately prior to such Acquisition in order to preserve for Grantee the economic value of all or a portion of such Acquired Entity Award on such terms as the Committee determines necessary to achieve preservation of economic value. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits.

(b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan in substitution for stock and stock-based Awards held by employees of another corporation who become employees of the Company or an Affiliate as the result of a merger or consolidation or other combination of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation.

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5.7 Compliance with Rule 16b-3.

(a) Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant to or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3 without the consent of or notice to the affected Section 16 Person.

(b) Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.  ~~For purposes of Section 5.7(a) and this Section 5.7(b), references to “Committee” means the Compensation Committee of the Board or, if a separate body, the Independent Committee.~~

5.8 Deferral of Award Payouts. The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due ~~by virtue of the lapse or waiver of restrictions with respect to Shares of Restricted Stock, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the Period of Restriction for Restricted Stock Units, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards. The Committee may also require such a deferral of receipt in order to avoid non-deductibility of any amounts associated with such Award or to comply with the requirements of applicable law~~in respect of any Award. If any such deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. Except as otherwise provided in an Award Agreement or this Section 5.8, any payment of any Shares that are subject to such deferral shall be made or delivered to the Grantee upon the Grantee’s Separation from Service. Notwithstanding anything herein to the contrary, any deferral with respect to an Award shall be intended to be made in accordance with the requirements of Section 409A, and in no event will any deferral or payment ~~of a deferred number of Shares or any other payment~~ with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code.

Article 6.- Stock Options

6.1 Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term (which shall be for a period of not more than ten (10) years from its Grant Date), the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine; provided, further, that, notwithstanding anything to the contrary, any Award to an Eligible Person of an Option shall, to the extent applicable, include the minimum vesting requirement set forth in Section 3.2(b).

6.3 Option Price; No Repricing. The Option Price of an Option under this Plan shall be determined in the sole discretion of the Committee, and, except with respect to an Option granted as an Acquired Entity Award, shall be at least equal to 100% of the Fair Market Value of a Share on the Grant Date. Subject to the adjustment under Section 4.2, neither the Committee nor the Board shall have the authority or discretion to reduce, directly or indirectly, the Option Price of any outstanding Option without stockholder approval, including, without limitation, by (a) canceling previously awarded Options and regranting them with a lower Option Price, (b) at any time when the Option Price of a previously awarded Option is above the Fair Market Value of a Share, exchanging or buying out such previously granted Option for a payment in cash, Shares or other Award, notwithstanding any authority otherwise

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granted the Committee or the Board under the Plan or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

6.4 Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option (or portion thereof) shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Notwithstanding anything in the Plan to the contrary, no Incentive Stock Option shall be granted after the date that is ten (10) years from the Restatement Date. Any Option (or portion thereof) designated as an Incentive Stock Option:

(a) shall be granted only to an employee of the Company or a Subsidiary Corporation (as defined ~~below~~in Section 424(f) of the Code);

(b) shall have an Option Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “10% Owner”), have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c) shall be for a period of not more than 10 years (five years if the Grantee is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation ~~(“Other Plans”)~~) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 ~~(the “$100,000 Limit”)~~;

(e) shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) ~~(a “Disqualifying Disposition”)~~, within 10 days of such ~~a Disqualifying Disposition~~disposition; and

(f) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death.

~~For purposes of this Section 6.4, “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.~~ Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

Notwithstanding anything in this Section 6.4 to the contrary, Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Non-Qualified Stock Options) to the extent that ~~either (a) the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year would exceed the $100,000 Limit, or (b)~~ such Options otherwise remain exercisable but are not exercised within three (3) months of Separation from Service (or such other period of time provided in Section 422 of the Code).

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The Committee may award a Grantee Dividend Equivalents in respect of Options that are the subject of an Award Agreement, as specified in and according to the terms of such Award Agreement; provided that no such Dividend Equivalents shall be paid unless and until the Period of Restriction or other applicable limitations or restrictions have ended and the Option has been exercised; and provided, further, that in no event shall any such Dividend Equivalent be awarded if it is determined that doing so could cause the Options to be subject to Section 409A.

6.5 Payment. Except as otherwise provided by the Committee in an Award Agreement or otherwise, Options shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means, subject to the approval of the Committee:

(a) cash, personal check or wire transfer;

(b) Shares, valued at their Fair Market Value on the date of exercise;

(c) withholding of Shares otherwise deliverable upon exercise valued at their Fair Market Value on the date of exercise; or

(d) subject to applicable law, pursuant to procedures previously approved by the Company, in cash through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the mandatory amount of federal, state, local and foreign withholding taxes payable by Grantee by reason of such exercise.

Article 7.- Shares of Restricted Stock

7.1 Grant of Shares of Restricted Stock. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to any Eligible Person in such amounts as the Committee shall determine.

7.2 Award Agreement. Each grant of Shares of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific Performance Measures, time-based restrictions on vesting following the attainment of the Performance Measures, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Separation from Service due to death, Disability, ~~normal or approved early retirement~~Retirement, or involuntary termination by the Company or an Affiliate without “cause.” Except as otherwise determined by the Committee, upon Separation from Service during the applicable Period of Restriction, Shares of Restricted Stock that are at that time subject to forfeiture shall be forfeited and automatically reacquired by the Company.

7.3 Consideration for Shares of Restricted Stock. The Committee shall determine the amount, if any, that a Grantee shall pay for Shares of Restricted Stock~~, subject to the following sentence. Except with respect to Shares of Restricted Stock that are treasury shares, for which no payment need be required, the Committee shall require the Grantee to pay at least the par value of a Share for each Share of Restricted Stock. Such payment shall be made in full in cash and/or other consideration permissible by applicable law (including prior and/or future services, which shall be considered a “benefit to the corporation” within the meaning of Section 152 of the Delaware General Corporation Law) by the Grantee before the delivery of the Shares under terms determined by the Committee.~~.

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7.4 Effect of Forfeiture. If Shares of Restricted Stock are forfeited, ~~and if the Grantee was required to pay for such Shares with cash or property, the Grantee shall be deemed to have resold such Shares to the Company at a price equal to the lesser of (a) the amount paid in cash or property by the Grantee for such Shares, or (b) the Fair Market Value of such Shares at the close of business on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such~~such Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture~~, whether or not the Grantee accepts the Company’s tender of payment for such Shares~~.

7.5 Escrow; Legends. The Committee may provide that any certificates for any Shares of Restricted Stock (a) shall be held (together with one or more stock powers executed in blank by the Grantee) in escrow by the Secretary of the Company until such Shares become nonforfeitable or are forfeited and/or (b) shall bear an appropriate legend restricting the transfer of such Shares. If any Shares of Restricted Stock become nonforfeitable, the Company shall cause certificates for such Shares to be delivered without such legend, except as may be required under applicable law.

7.6 Voting Rights; Dividends and Distributions. Unless otherwise determined by the Committee, individuals holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction. Individuals in whose name Shares of Restricted Stock are granted shall be entitled to receive all dividends and other distributions paid with respect to those Shares~~. Unless otherwise determined by the Committee,~~; provided that no such dividends and other distributions shall be paid ~~once~~unless and until the Period of Restriction has ended~~; provided, however, in no event will dividends or other distributions be paid during the Performance Period with respect to unearned Awards of Restricted Stock that are subject to performance-based vesting criteria~~.

Article 8.- Restricted Stock Units

8.1 Grant of Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine.

8.2 Delivery and Limitations. Delivery of Shares will occur upon expiration of the Period of Restriction specified for the Award of Restricted Stock Units by the Committee. In addition, an Award of Restricted Stock Units shall be subject to such limitations as the Committee may impose, which limitations may lapse at the end of the Period of Restriction of such Restricted Stock Units or at other specified times, separately or in combination, in installments or otherwise, as the Committee shall determine at the time of grant or thereafter. A Grantee awarded Restricted Stock Units will have no voting rights in respect of such Restricted Stock Units. The Committee may award a Grantee Dividend Equivalents in respect of Restricted Stock Units that are the subject of an Award Agreement, as specified in and according to the terms of such Award Agreement~~. Unless otherwise determined by the Committee,~~; provided that no such Dividend Equivalents shall be paid ~~once~~unless and until the Period of Restriction or other applicable limitations or restrictions have ended~~; provided, however, in no event will Dividend Equivalents be paid during the Performance Period with respect to unearned Restricted Stock Units that are subject to performance-based vesting criteria~~.

Article 9.- Performance Units and Performance Shares

9.1 Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 Value/Performance Goals. The Committee shall set Performance Measures in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(a) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

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(b) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share at the close of business on the Grant Date.

9.3 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of Performance Measures set by the Committee.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement or otherwise determined by the Committee.

If a Grantee is promoted, demoted or transferred to a different operating area of the Company during a Performance Period, then, to the extent the Committee determines the Performance Measures or Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Performance Measures or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial Performance Measures or Performance Period.

The Committee may award a Grantee Dividend Equivalents in respect of Performance Units that are the subject of an Award Agreement, as specified in and according to the terms of such Award Agreement~~. Any~~; provided that any such Dividend Equivalents shall ~~not~~only be paid ~~except~~ with respect to those Performance Units that have been earned based on the level of achievement of applicable Performance Measures and with respect to which all other applicable limitations or restrictions have ended. Grantees to whom Performance Shares are granted shall be entitled to receive all dividends and other distributions ~~paid~~ only with respect to those Shares that have been earned based on the level of achievement of Performance Measures; provided that no such dividends and other distributions shall be paid unless and until all other applicable limitations or restrictions ended. In addition, a Grantee may, at the discretion of the Committee, be entitled to exercise his or her voting rights with respect to such Shares to the extent such Shares have been issued to the Grantee.

Article 10.- Stock Appreciation Rights

10.1 Grant of SARs. Subject to and consistent with the provisions of the Plan, stock appreciation rights (“Stock Appreciation Rights” or “SARs”) may be granted to any Eligible Persons in such numbers and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Each SAR shall represent the right of the Grantee to receive upon exercise of the SAR an amount equal to the amount described in Section 10.3, subject to such terms and conditions as the Committee shall determine; provided that, notwithstanding anything to the contrary, any Award to an Eligible Person of a SAR shall, to the extent applicable, include the minimum vesting requirement set forth in Section 3.2(b).

10.2 Award Agreement. Each grant of SARs shall be evidenced by an Award Agreement that shall specify, as the Committee shall determine, the number of Shares as to which the SAR relates, the Base Amount, the term and such other terms and conditions as the Committee shall determine, including without limitation vesting and forfeiture, provided that, as to each SAR:

(a) except with respect to a SAR granted as an Acquired Entity Award, the Base Amount shall never be less than the Fair Market Value of a Share on the Grant Date; and

(b) the term shall not exceed ten years from the Grant Date.

10.3 Payment of SAR Amount. Upon exercise of an SAR, the Grantee shall be entitled to receive payment of an amount determined by multiplying (a) the difference between the Base Amount of the SAR and the Fair Market Value of a Share at the close of business on the date the SAR is exercised by (b) the number of Shares with respect to which the SAR is exercised. In the discretion of the Committee, payment of the SAR amount by the Company may be in cash, Shares or a combination of cash and Shares.

The Committee may award a Grantee Dividend Equivalents in respect of SARs that are the subject of an Award Agreement, as specified in and according to the terms of such Award Agreement; provided that no such Dividend Equivalents shall be paid unless and until the Period of Restriction or other applicable limitations or restrictions have ended and the SAR has been exercised; and provided, further, that in no event shall any such Dividend Equivalent be awarded if it is determined that doing so could cause the SARs to be subject to Section 409A.

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10.4 No Repricing. Subject to the adjustment under Section 4.2, neither the Committee nor the Board shall have the authority or discretion to reduce, directly or indirectly, the Base Amount of any outstanding SAR without stockholder approval, including, without limitation, by (a) canceling previously awarded SARs and regranting them with a lower Base Amount, (b) at any time when the Base Amount of a previously granted SAR is above the Fair Market Value of a Share, exchanging or buying out such previously granted SARs for a payment in cash, Shares or other Award, notwithstanding any authority otherwise granted the Committee under the Plan, or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

Article 11.- Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or other securities, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, Awards valued by reference to the value of securities of or the performance of specified Affiliates, and Awards payable in securities of Affiliates; provided that, notwithstanding anything to the contrary, any such Award to an Eligible Person that is valued based on appreciation in the value of a Share following the Grant Date, shall, to the extent applicable, include the minimum vesting requirement set forth in Section 3.2(b). Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares or other securities delivered pursuant to a purchase right granted under this Article 11 shall be purchased for ~~such~~any consideration (or no consideration), paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property or other consideration permitted by applicable law, as the Committee shall determine.

Article 12.- Non-Equity Incentive Awards

The Committee is authorized to grant Non-Equity Incentive Awards alone or in conjunction with other Awards to individuals who are Eligible Persons. All terms, conditions and limitations applicable to any Non-Equity Incentive Award shall be determined by the Committee, subject to and consistent with the provisions of the Plan.

Article 13.- Change in Control

13.1 Effect of a Change in Control on Awards. The Committee may specify in any individual Award Agreement the effect of a Change in Control on any outstanding Award, including (without limitation), in the event the Grantee has a Separation from Service with the Company and the Company’s Affiliates (excluding any transfer to the Company or its Affiliates) in connection with or following the Change in Control either by the Grantee for Good Reason or by the Company for any reason other than due to Cause, death, Disability, or Retirement.

~~13.1 Acceleration of Exercisability and Lapse of Restrictions. If, upon or within two (2) years following a Change in Control a Grantee has a Separation from Service with the Company and the Company’s Affiliates (excluding any transfer to the Company or its Affiliates) voluntarily for Good Reason, or involuntarily (other than due to Cause, death, Disability, or Retirement) the following acceleration provisions shall apply to Awards other than Awards granted under Article 14:~~

~~(a) All outstanding Awards pursuant to which the Grantee may have rights, the exercise of which is restricted or limited, shall become fully exercisable; unless the right to lapse restrictions or limitations is waived or deferred by a Grantee prior to such lapse, all restrictions or limitations (including risks of forfeiture) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse; and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled (at the target level, to the extent applicable) and shall be waived by the Company; and~~

~~(b) Notwithstanding any other provision of the Plan or any outstanding Award Agreement, Awards in the form of Non-Qualified Stock Options which are accelerated under this Section 13.1 shall be exercisable after a Grantee’s Separation from Service for a period equal to the lesser of (i) the remaining term of each nonqualified option; or (ii) eighteen (18) months.~~

Notwithstanding anything herein or an individual Award Agreement to the contrary, in the event of a Change in Control in which the acquiring or surviving company in the transaction does not assume or continue outstanding Awards upon the Change in Control or ~~to~~ provide equivalent awards of substantially the same value, immediately prior to the Change in Control, all Awards that are not assumed or continued shall be treated as follows effective immediately prior to the Change in Control: all outstanding Awards

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pursuant to which the Grantee may have rights, the exercise of which is restricted or limited, shall become fully exercisable; unless the right to lapse restrictions or limitations is waived or deferred by a Grantee prior to such lapse, all restrictions or limitations (including risks of forfeiture) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse; and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled (at the target level, to the extent applicable) and shall be waived by the Company. For the avoidance of doubt, nothing herein shall require the acquiring or surviving company in a Change in Control to assume all Awards previously made under the Plan or to provide equivalent awards of substantially the same value.

In no event shall any action be taken pursuant to this Section 13.1 ~~that would change the payment or settlement date of an Award in a manner~~ that would result in the imposition of any additional taxes or penalties pursuant to Section 409A ~~of the Code~~.

13.2 Definitions. For purposes of this Article 13, the following terms shall have the meanings set forth below:

(a) “Cause” means, from and after the occurrence of a Change in Control, unless otherwise defined in an Award Agreement or individual employment, change in control, ~~or other~~ severance or similar agreement, the occurrence of any one or more of the following, as determined in the good faith and reasonable judgment of the Committee:

(i) willful failure by a Grantee to substantially perform his or her duties (as they existed immediately prior to a Change in Control), other than any such failure resulting from a Disability; or

(ii) Grantee’s conviction of or plea of nolo contendere to a crime involving fraud, dishonesty or any other act constituting a felony involving moral turpitude or causing material harm, financial or otherwise, to the Company or an Affiliate; or

(iii) Grantee’s willful or reckless material misconduct in the performance of his duties which results in an adverse effect on the Company, the Subsidiary or an Affiliate; or

(iv) Grantee’s willful or reckless violation or disregard of the code of business conduct or other published policy of the Company or an Affiliate; or

(v) Grantee’s habitual or gross neglect of duties.

~~(b) “Change Date” means, with respect to an Award, the date on which a Change in Control first occurs while the Award is outstanding.~~

~~(c)~~(b) “Change in Control” means, unless otherwise defined in an Award Agreement or individual ~~Change in Control~~employment, change in control, severance or similar agreement, the occurrence of any one or more of the following events:

(i) A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not approved by a majority of the members constituting the Board prior to the date of the appointment or election; or

(ii) any Person becomes a “Beneficial Owner” (such term for purposes of this definition being as defined in Rule 13d-3 under the ~~1934~~Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (c)(ii), the following acquisitions shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a subsidiary of the Company (a “Subsidiary”), (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (c)(iii) below); or

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(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding shares of common stock of the Company (“Company Common Stock”) and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally ~~in the election of directors~~, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (2) no Person (other than (x) the Company or any Subsidiary of the Company, (y) the Surviving Entity or its ultimate parent, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 30% or more of the Company Voting Securities, and (3) at least a majority of the members of the board of directors or similar governing body of the Surviving Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or at the time of the action of the Board, providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (1), (2) and (3) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

~~Notwithstanding the occurrence of any of the foregoing events and subject to Section 17.18, a Change in Control shall not occur with respect to a Grantee if, in advance of such event, the Grantee agrees in writing that such event shall not constitute a Change in Control.~~

~~(d)~~(c) “Good Reason” means, unless otherwise defined in an Award Agreement or individual employment, change in control or other severance agreement, the occurrence, upon or within two years following a Change in Control and without a Grantee’s prior written consent, of any one or more of the following:

(i) a material adverse reduction in the nature or scope of the Grantee’s duties from the most significant of those assigned at any time in the 90-day period prior to a Change in Control; ~~or~~

(ii) a significant reduction in the authority and responsibility assigned to the Grantee; ~~or~~

(iii) any material reduction in or failure to pay Grantee’s base salary; ~~or~~

(iv) a material reduction of Grantee’s aggregate compensation and/or aggregate benefits from the amounts and/or levels in effect as of the date on which the Change ~~Date~~in Control occurs, unless such reduction is part of a policy applicable to peer employees of the Employer and of any successor entity; or

(v) a requirement by the Company or an Affiliate that the Grantee’s principal duties be performed at a location more than fifty (50) miles from the location where the Grantee was employed immediately preceding the Change in Control, without the Grantee’s consent (except for travel reasonably required in the performance of the Grantee’s duties); provided such new location is farther from Grantee’s residence than the prior location.

Notwithstanding anything in this Article 13 to the contrary, no act or omission shall constitute grounds for “Good Reason”:

(vi) Unless, at least 30 days prior to ~~his~~ termination, Grantee gives a written notice to the Company or the Affiliate that employs Grantee of ~~his~~Grantee’s intent to terminate ~~his~~ employment for Good Reason which describes the alleged act or omission giving rise to Good Reason;

(vii) Unless such notice is given within 90 days of Grantee’s first actual knowledge of such act or omission; and

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(viii) Unless the Company or the Affiliate that employs Grantee fails to cure such act or omission within the 30 day period after receiving such notice.

Further, no act or omission shall be “Good Reason” if Grantee has consented in writing to such act or omission.

~~(e)~~(d) “Incumbent Board” means, unless otherwise defined in an individual employment, change in control ~~or other~~, severance or similar agreement, individuals who, as of the Effective Date, constitute the Board and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board.

~~(f)~~(e) “Person” means, unless otherwise defined in an individual employment, change in control or other severance agreement, a Person as defined in Section 3(a)(9) of the ~~Securities~~ Exchange Act ~~of 1934 (the “1934 Act”)~~ and as used in this Subparagraph (f) and 14(d)(2) of the ~~1934~~Exchange Act.

~~(g)~~(f) “Retirement” means, unless otherwise defined in an individual employment, change in control ~~or other~~, severance or similar agreement, that the Grantee “qualifies for Retirement” ~~as set forth in Article 2~~.

Article 14.- Non-Management Director Awards

14.1 Director Annual Grant.

(a) Automatic Grant of Director Annual Grant. Subject to adjustment as provided in Section 4.2, annually each Non-Management Director shall be granted an annual Award (including any Award granted pursuant to Paragraph 14.2) payable, as determined by the Board, in the form of one or a combination of Restricted Stock or Restricted Stock Units (determined by rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares) having a Fair Market Value at the close of business on the Grant Date of up to ~~Three~~Seven Hundred Fifty Thousand Dollars ($~~300,000~~750,000)~~; provided, however, that with respect to a Non-Management Director who is designated as Chairman of the Board or Lead Director, the annual Award granted to the Non-Management Director may have a Fair Market Value of up to two hundred percent (200%) of the foregoing limit (“Director Annual Grant”)~~. ~~No~~Notwithstanding the foregoing, no Non-Management Director may be provided with compensation for any calendar year in excess of $750,000 in the aggregate, including cash payments and equity awards, including any Director Annual Grant and any other Awards made hereunder (with the value of any equity awards determined based on the grant date fair value used for financial reporting purposes). Notwithstanding the foregoing, the Board, in its sole discretion, may reduce or eliminate an annual Award that would otherwise be granted to a Non-Management Director. The Grant Date for such Director Annual Grant shall be the date of the annual meeting of company stockholders (“Annual Meeting of Company Stockholders”) commencing with the Annual Meeting of Company Stockholders in ~~2020~~2026. If no Annual Meeting of Company Stockholders is held prior to June 1 of any calendar year, the Grant Date for the Director Annual Grant shall be May 31. Notwithstanding the foregoing, the Board may, in its discretion exercised at any time prior to the date a Director Annual Grant is granted for a year, provide that the Director Annual Grant for such year shall be granted in installments, so that only a portion (which portion shall be the same for each Non-Management Director) of the Director Annual Grant shall be granted on the date of the Annual Meeting of Company Stockholders (or May 31, as applicable) of such year, and the remaining portion or portions shall be granted at such time or times in such year as the Board may specify at the time it determines to grant the Director Annual Grant in installments. A person who first becomes a Non-Management Director after the conclusion of the Annual Meeting of Company Stockholders and prior to August 1 of any year shall be granted the full Director Annual Grant for such year as of December 15.

(b) Prorated Director Annual Grant.

(i) Subject to adjustment as provided in Section 4.2, a person who first becomes a Non-Management Director on or after August 1 of any year and prior to the first Annual Meeting of Company Stockholders following the date the person becomes a Non-Management Director shall be granted a prorated Director Annual Grant for such first year with a Grant Date following the date such person becomes a Non-Management Director determined as follows:

(A) The Grant Date shall be December 15 if the person first becomes a Non-Management Director on or before December 15 of the year.

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(B) The Grant Date shall be the date of the next Annual Meeting of Company Stockholders if the person first becomes a Non-Management Director on or after December 16 of the year. If no Annual Meeting of Company Stockholders is held prior to the next following June 1, the Grant Date shall be May 31 of the year following the date the person becomes a Non-Management Director.

(ii) The prorated portion of the Director Annual Grant shall be determined by multiplying the value of such Director Annual Grant by a fraction, the numerator of which is the number of full and fractional calendar months elapsing between the date such person first becomes a Non-Management Director and the date of the first Annual Meeting of Company Stockholders following the date the person becomes a Non-Management Director and the denominator of which is twelve; provided that, with respect to any component of a Director Annual Grant denominated in Shares, including but not limited to Shares of Restricted Stock or Restricted Stock Units, only whole numbers of Shares shall be granted, determined by rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares. If no Annual Meeting of Company Stockholders is scheduled as of a December 15 Grant Date or held as of a May 31 Grant Date, such prorated Director Annual Grant shall be determined by multiplying each component of such Director Annual Grant by a fraction, the numerator of which is the number of full and fractional calendar months elapsing between the date such person first becomes a Non-Management Director and May 31 of the year following the date such person becomes a Non-Management Director and the denominator of which is twelve. As to any component denominated in Shares, including without limitation Shares of Restricted Stock or Restricted Stock Units, only whole numbers of Shares shall be granted, determined by rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares.

(iii) In the event the Board has determined that the Director Annual Grant for a year shall be granted in installments, the Board shall make appropriate provisions for prorating installments with respect to Non-Management Directors entitled to a prorated Director Annual Grant, consistent with the preceding provisions of this Section 14.1(b).

(c) Non-Management Director Status. A person must be a Non-Management Director on the Grant Date of a Director Annual Grant (or any installment thereof) in order to be granted such Director Annual Grant (or installment thereof). For a Director Annual Grant granted on the date of the Annual Meeting of Company Stockholders, other than a prorated Director Annual Grant, the person must be a Non-Management Director at the conclusion of the Annual Meeting of Company Stockholders.

(d) Vesting and Payment. Each Director Annual Grant shall vest and be paid out in Shares as determined by the ~~Committee~~Board.

14.2 Election to Receive Director Fees in Shares or Restricted Stock Units in Lieu of Cash.

(a) Payment of Director Fees in Shares. A Non-Management Director may elect (“Equity Election”) to be paid all or a portion of cash fees, if any, earned in his or her capacity as a Non-Management Director (including any retainer fees, fees for service as chairman of a Board committee and any other cash fees paid to directors (“Director Fees”)), in the form of Shares in lieu of cash. An Equity Election ~~may be made at any time prior to the date Director Fees would otherwise have been paid in cash, subject to~~must be made in accordance with such restrictions and advance filing requirements set forth under Section 409A, and any other restrictions as the Company may impose~~, including, but not limited to, restrictions designed to comply with the requirements of Section 409A of the Code. Equity Elections made pursuant to The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors or The Williams Companies, Inc. 2002 Incentive Plan, as amended from time to time, that were in effect on the date stockholders approve this Plan shall remain in effect under this Plan, subject to the remainder of this Section 14.2(a)~~. Each Equity Election shall be irrevocable, shall specify the portion of the Director Fees to be paid in the form of Shares and shall remain in effect with respect to future Director Fees until the Non-Management Director revokes or changes such Equity Election. Any such revocation or change shall have prospective application only. Shares delivered pursuant to an Equity Election shall be that whole number of Shares (determined by rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares), determined by dividing the amount of Director Fees to be paid in Shares by the Fair Market Value of a Share at the close of business on the date such Director Fees would otherwise be paid.

(b) Payment of Director Fees in Restricted Stock Units. A Non-Management Director who makes a Deferral Election in accordance with Section 14.3 shall receive all or part (as he or she elects) of his or her Director Fees in the form of a number of

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Restricted Stock Units equal to the quotient of the amount of Director Fees to be paid in the form of Restricted Stock Units divided by the Fair Market Value of a Share at the close of business on the date such Director Fees would otherwise be paid in cash.

14.3 Deferral Elections. To the extent permitted by the ~~Committee~~Board from time to time, each member of the Board who is a Non-Management Director may make an election (“Deferral Election”) to be paid any or all of the following (“Deferrable Amounts”) in the form of Restricted Stock Units in lieu of cash or Shares, as applicable: (a) Director Annual Grants as provided in Section 14.1; or (b) Director Fees as provided in 14.2(a).

(a) Timing of Deferral Elections. An initial Deferral Election must be filed with the Human Resources Department of the Company no later than December 31 of the year preceding the calendar year in which the Deferrable Amounts to which the Deferral Election applies would otherwise be paid or delivered, subject to such restrictions and advance filing requirements as the Company may impose; provided that any newly elected or appointed Non-Management Director may file a Deferral Election not later than 30 days after the date such person first becomes a Non-Management Director. A Deferral Election shall be irrevocable as of the filing deadline and shall only apply with respect to Deferrable Amounts otherwise payable after the filing of such election. ~~Each Deferral Election (including a deferral election filed under The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors or The Williams Companies, Inc. 2002 Incentive Plan that was in effect on the date stockholders approved this Plan) shall remain in effect with respect to subsequently earned Deferrable Amounts unless the Non-Management Director revokes or changes such Deferral Election.~~ Any such revocation or change shall have prospective application only and shall in no event apply with respect to compensation earned in the calendar year in which the revocation or change is made.

(b) Content of Deferral Elections. A Deferral Election must specify the following:

(i) (A) The number of shares (including shares subject to Restricted Stock Units granted under Section 14.1(a) or Section 14.1(b)) subject to the Director Annual Grant to be deferred and paid in Restricted Stock Units under this Section 14.3 and/or (B) the dollar amount of Director Fees to be deferred and paid in Restricted Stock Units under this Section 14.3, as applicable; and

(ii) the date such Restricted Stock Units shall be paid (subject to such Period of Restriction and other limitations as may be specified by counsel to the Company).

(c) Deferral Account. The Company shall establish an account (“Deferral Account”) on its books for each Non-Management Director who makes a Deferral Election. A number of Restricted Stock Units (determined in the case of a Deferrable Amount otherwise payable in cash by dividing the amount of cash to be deferred by the Fair Market Value of a Share at the close of business on the date such cash would otherwise be paid) shall be credited to the Non-Management Director’s Deferral Account as of each date a Deferrable Amount subject to a Deferral Election would otherwise be paid. Deferral Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to Deferral Accounts. The obligation to make distributions of securities or other amounts credited to Deferral Accounts shall be an unfunded unsecured obligation of the Company.

(d) Settlement of Deferral Accounts. The Company shall settle a Non-Management Director’s Deferral Account by delivering to the holder thereof (which may be the Non-Management Director or his or her beneficiary) a number of Shares equal to the number of Restricted Stock Units then credited to such Deferral Account (or a specified portion in the event of any partial settlement); provided that if less than the value of a whole Share remains in the Deferral Account at the time of any such distribution, the number of Shares distributed shall be rounded up to the next higher whole number of Shares if the fractional portion of a Share remaining is equal to or in excess of one-half Share, and otherwise shall be rounded down to the next lower whole number of Shares. Such settlement shall be made at the time or times specified in the applicable Deferral Election.

14.4 Insufficient Number of Shares. If at any date insufficient Shares are available under the Plan for the automatic grant of Director Annual Grants, or the delivery of Shares in lieu of cash payment of Director Fees, or crediting Restricted Stock Units pursuant to a Deferral Election, (a) Director Annual Grants under Section 14.1 automatically shall be granted proportionately to each Non-Management Director eligible for such a grant to the extent Shares are then available (provided that no Director Annual Grant shall be granted with respect to a fractional number of Shares), and (b) then, if any Shares remain available, Director Fees elected to be received in Shares shall be paid in the form of Shares or Restricted Stock Units proportionately among Non-Management Directors then eligible to participate to the extent Shares are then available and otherwise in the form of cash.

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14.5 Non-Forfeitability. The interest of each Non-Management Director in Director Annual Grants granted or delivered under the Plan at all times shall be non-forfeitable, except to the extent the Board provides otherwise.

~~14.6 No Duplicate Payments. No payments or Awards shall be made or granted under this Plan with respect to any services as a Non-Management Director if a payment or award has been or will be made for the same services under The Williams Companies, Inc. 1996 Stock Plan for Non Employee Directors or The Williams Companies, Inc. 2002 Incentive Plan, as amended from time to time.~~

Article 15.- Amendment, Modification, and Termination

15.1 Amendment, Modification, and Termination. Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any securities exchange or other form of securities market on which the Shares may then be listed or quoted, (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval and (c) no amendment or alteration of Section 6.3 or Section 10.4 (except to correct a scrivener’s error) shall be made without the approval of the Company’s stockholders.

15.2 Awards Previously Granted. Except as otherwise specifically permitted in the Plan, including Section 3.2, or an Award Agreement, no termination, amendment, or modification of the Plan, other than amendments or modifications required by applicable law, shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award; provided that at any time prior to a Change in Control, Article 13 may be removed, amended or modified in a manner that adversely affects Awards previously granted under the Plan, without the consent of any Grantee.

Article 16.- Withholding

16.1 Mandatory Tax Withholding.

(a) Whenever, under the Plan, (i) Shares are to be delivered upon payment of an Award, (ii) Shares of Restricted Stock become nonforfeitable, (iii) a cash payment is made for any Award, or (iv) any other payment event occurs with respect to rights and benefits hereunder, the Company or any Affiliate shall be entitled to require (A) that the Grantee remit an amount in cash or in Shares (valued at their Fair Market Value on the date the withholding obligation arises) in connection with the employer’s federal, state, and local tax withholding obligations related thereto in an amount approved by the Committee in advance (“Applicable Withholding”), (B) the withholding of such Applicable Withholding from compensation otherwise due to the Grantee or from any Shares valued at their Fair Market Value at the date the withholding obligation arises, or from any other payment due to the Grantee under the Plan or otherwise or (C) any combination of the foregoing.

(b) If any Grantee makes an election under Section 83(b) of the Code, the Company or any Affiliate shall be entitled to require (i) that the Grantee remit an amount in cash or in Shares (valued at their Fair Market Value on the date the withholding obligation arises) sufficient to satisfy the resulting Applicable Withholding, (ii) the withholding of such Applicable Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan or otherwise or (iii) any combination of the foregoing.

16.2 Notification under Code Section 83(b). If any Grantee makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within ten (10) days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 17.- Additional Provisions

17.1 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

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17.2 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

17.3 Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

17.4 Securities Law Compliance.

(a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any securities exchange or other form of securities market upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any securities exchange or other form of securities market upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state or foreign securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b) If the Committee determines that the exercise, nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any securities exchange or other form of securities market on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

17.5 No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Shares of Restricted Stock) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Shares of Restricted Stock, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Shares of Restricted Stock, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Shares of Restricted Stock. Stock dividends and deferred cash dividends issued with respect to Shares of Restricted Stock shall be subject to the same restrictions and other terms as apply to the Shares of Restricted Stock with respect to which such dividends are issued. The Committee may in its discretion provide for payment or crediting of interest on deferred cash dividends.

17.6 Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

17.7 Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Management Directors as it may deem desirable.

17.8 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

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Appendix B

17.9 Share Certificates. Any certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any foreign securities laws, rules and regulations thereunder, and the rules of any national securities exchange or other form of securities market on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Grantee, the Committee may require any Grantee to enter into an agreement providing that certificates representing Shares deliverable or delivered pursuant to an Award shall remain in the physical custody of the Company or such other person as the Committee may designate.

17.10 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

17.11 Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment at any time, for any reason or no reason, or shall confer upon any Grantee the right to continue in the employ or as an officer of the Company or any Affiliate.

17.12 Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

17.13 Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994 to the extent required by law or as determined by the Committee.

17.14 Construction; Gender and Number. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

17.15 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

17.16 Obligations. Unless otherwise specified in an Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

17.17 No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Management Director the right to continue to serve as a director of the Company.

17.18 Code Section 409A Compliance. The Board intends that, except as may be otherwise determined by the Committee, any Awards under the Plan satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income taxes, thereunder. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Grantee to become subject to Section 409A, unless the Award is granted with a deferral feature under Section 5.8 or 14.3 hereof, or the Committee expressly determines otherwise, such grant of Award, payment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or Award Agreement will be amended or deemed modified in as close a manner as possible to give effect to the original terms of the Award, or, only if necessary because a modification or deemed modification would not be reasonably effective in avoiding the additional income tax under Section 409A(a)(1)(B) of the Code, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Committee without the consent of or notice to the Grantee.

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Appendix B

Notwithstanding the foregoing, with respect to any Award intended by the Committee to be exempt from the requirements of Section 409A which is to be paid out when vested, such payment shall be made as soon as administratively feasible after the Award becomes vested, but in no event shall such payment be made later than 2-1/2 months after the end of the calendar year in which the Award became vested unless (a) deferred pursuant to Section 5.8 or 14.3 or (b) otherwise permitted under the exemption provisions of Section 409A.

Any payments described in the Plan that are due within the ~~"~~“short-term deferral period~~"~~” as defined in Section 409A ~~of the Code~~ shall not be treated as deferred compensation unless applicable laws require otherwise. For purposes of Section 409A, any installment payment provided for under this Plan or an Award hereunder shall be treated as a separate payment. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A ~~of the Code~~, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s “separation from service” (used here within the meaning of Section 409A ~~of the Code~~) shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s separation from service (or the ~~Participant's~~Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Grantee under Section 409A ~~of the Code~~ and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

17.19 Recoupment Policy. Subject to the terms and conditions of the Plan, the Committee may (and shall, to the extent required by applicable laws, rules, regulations or stock exchange listing standard, including Section 954 of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes, including Rule 10D-1 of the Exchange Act and Section 303A.14 of the NYSE Listed Company Manual) provide that any Grantee and/or any Award, including any Shares subject to an Award, is subject to any recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time, including, without limitation, The Williams Companies, Inc. Financial Statement Compensation Recoupment Policy as may be amended from time to time, or any successor thereto.

END OF DOCUMENT

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Appendix C

The Williams Companies, Inc.

AMENDED AND RESTATED 2007 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Amended and Restated 2007 Employee Stock Purchase Plan of The Williams Companies, Inc., as amended and restated ~~on~~effective April 28, ~~2020~~2026.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” means the ~~Common Stock~~common stock, $1.00 par value, of the Company.

(d) “Company” means The Williams Companies, Inc., a Delaware corporation.

(e) “Compensation” means the salary and wages paid to an Employee by the Company or a Designated Subsidiary including any pre-tax contributions (as defined under The Williams Investment Plus Plan), base pay, short term disability paid by the Company or any Designated Subsidiary, bonuses (unless specifically excluded under a written bonus arrangement), if any, when paid, overtime, commissions, shift differential pay, geographic differential pay, critical market premium pay, call out pay, and salary reduction amounts contributed to any cafeteria plan, flexible benefit plan, or qualified transportation plan established by the Company or any Designated Subsidiary in accordance with Code Section 125 and related sections of the Code, but excluding severance pay, cost of living pay, housing pay, relocation pay (including mortgage interest differential), other taxable fringe benefits and other extraordinary compensation, all as determined by the Compensation Committee in its sole discretion.

(f) “Compensation Committee” means the Compensation and Management Development Committee of the Board, or if no such committee exists, the committee of the Board designated as the Compensation Committee.

(g) “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other bona fide leave of absence approved by the Compensation Committee, provided that any such military, sick, or other leave of absence is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries. In all cases, Continuous Status as an Employee shall be made in accordance with Treasury regulation Section 1.421-1(h)(2).

(h) “Contributions” means all amounts of Compensation credited to the account of a participant pursuant to the Plan.

(i) “Corporate Transaction” means a merger, consolidation, acquisition of property or stock, a separation, reorganization, or liquidation of the Company and such other corporate events as are described in Section 424 of the Code and the Treasury regulations promulgated thereunder.

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Appendix C

(j) “Designated Subsidiaries” means the Subsidiaries that have been designated to participate as listed on Appendix A and such other Subsidiaries that may be designated by the Compensation Committee from time to time in its sole discretion as eligible to participate in the Plan.

(k) “Employee” means any person, who is an employee of the Company or its Designated Subsidiaries within the meaning of Section 3401(c) of the Code and the Treasury regulations promulgated thereunder and who is customarily employed by the Company or one of its Designated Subsidiaries, but in all cases excluding any such employee of the Company or its Designated Subsidiaries who is a highly compensated employee within the meaning of Section 414(q) of the Code and who holds a position ~~that~~with the title of Vice President and above and has been classified as an executive ~~position by the Company’s executive compensation department~~.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” means the closing sales price on the New York Stock Exchange of the Company’s Common Stock on a given date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal. In the event the Company’s Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of Fair Market Value shall be made by the Compensation Committee in such manner as it deems appropriate.

(~~m~~n) “Offering Date” means the first ~~business~~trading day of each Offering Period of the Plan.

(~~n~~o) “Offering Period” means ~~a~~the period of ~~six (6) months commencing on January 1 and July 1 of each year. As~~an offering as described in Section 4 below~~, the Committee shall have the authority to change the duration, frequency and commencement dates of Offering Periods~~.

(~~o~~p) “Plan” means The Williams Companies, Inc. Amended and Restated 2007 Employee Stock Purchase Plan, as amended and restated from time to time.

(~~p~~q) “Purchase Date” means the last trading day of each Offering Period of the Plan.

(~~q~~r) “Purchase Price” means with respect to an Offering Period, an amount equal to 85% of the Fair Market Value ~~(as defined in Section 7(b) below)~~ of a Share ~~of Common Stock~~ on the Offering Date or on the Purchase Date, whichever is lower.

(~~r~~s) “Share” means a share of Common Stock, as adjusted in accordance with Section 18 of the Plan.

(~~s~~t) “Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary. In addition, to the maximum extent permitted by Section 423 of the Code, disregarded entities which are owned by a corporation which meets the requirements of the preceding sentence shall be ignored (and Employees, if any, of the disregarded entities shall be considered employed by the corporation that owns such entity). In all cases the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

3. Eligibility.

(a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary ~~of the Company~~, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds

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Appendix C

Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value ~~(as defined in Section 7(b) below)~~ of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

(c) Under the situations detailed in Section 3(a) and 3(b), to the extent necessary to comply, a participant’s Contributions credited to his or her account may be returned to him or her and his or her option(s) may be terminated.

4. Offering Periods. The Plan shall be implemented by a series of Offering Periods of six (6) months’ duration, with new Offering Periods commencing on or about January 1 and July 1 of each year (or at such other time or times as may be determined by the Compensation Committee). The ~~Plan shall continue until terminated in accordance with Section 19 hereof. The~~ Compensation Committee shall have the power to change the duration, frequency and/or commencement dates of Offering Periods with respect to future offerings ~~without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected~~; provided however any such change shall comply with Section 423(b) of the Code, including that the duration of an Offering Period may not exceed twenty-seven (27) months.

5. Participation.

(a) An eligible Employee may become a participant in the Plan by completing required documents (“Enrollment Documents”) and submitting them to the stock brokerage or other financial services firm designated by the Company (“Designated Broker”) as required at any time on or prior to the applicable Offering Date, ~~unless a later time for submission of the Enrollment Documents is set by the Compensation Committee for all eligible Employees with respect to a given Offering Period; provided however, that notwithstanding anything to the contrary, such later time for submission shall not be after the beginning of the Offering Period~~. The Enrollment Documents and their submission may be electronic, as directed by the Company. The Enrollment Documents shall set forth the dollar amount of the participant’s Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan in the form of payroll deductions.

(b) Payroll deductions shall commence on the first full payroll paid following the Offering Date and shall end ~~in~~on the last payroll paid on or prior to the Purchase Date of the Offering Period to which the Enrollment Documents are applicable, subject to Section 10.

6. Method of Payment of Contributions.

(a) Subject to the limitations set forth in Section 3(b), a participant shall elect at the time and manner prescribed by the Designated Broker to have payroll deductions made on each payday during the Offering Period in a dollar amount of not less than $10.00 but not to exceed $576 per payday (or such greater amount as the Compensation Committee may establish from time to time before an Offering Date) of such participant’s Compensation on each payday during the Offering Period; provided further that once such election has been made and the Offering Period begins, the participant may not increase such election amount during such Offering Period and may decrease such election amount only as detailed in Section 6(b) or elsewhere in this Plan. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account. Further, the maximum payroll deductions that a participant may elect per Offering Period shall not exceed $7,500 and the maximum payroll deductions that a participant may elect for any calendar year shall not exceed $15,000 (or, subject to the limitations set forth in Section 3(b), such greater amount as the Compensation Committee may establish from time to time before an Offering Date). Finally, subject to the preceding sentence and to the limitations set forth in Section 3(b), a participant (i) who ~~has elected to participate~~participates in the Plan ~~pursuant to this Section 6(a)~~ for an Offering Period ~~and~~pursuant to the election procedures described in the Plan, (ii) who takes no action to change or revoke such election~~,~~  for the next following Offering Period and/or for any subsequent Offering Period ~~prior to the Offering Date for any such respective Offering Period~~in accordance with the election procedures described in the Plan and (iii) who remains eligible to participate in the Plan and does not otherwise withdraw their participation pursuant to Section 10, shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent Offering Periods as was in effect immediately prior to such ~~respective~~ Offering ~~Date~~Period.

(b) A participant may not discontinue his or her participation in the Plan except as provided in Section 10; provided, however, that, a participant may reduce his or her payroll deduction to zero during an Offering Period by completing and filing with the Designated Broker the required documents authorizing such a change in the payroll deduction rate if the documents are completed at least ten (10) days prior to the Purchase Date. Such change to zero will apply for the whole Offering Period and will be irrevocable with respect to the ~~Option~~Offering Period. A participant's Contributions prior to the processing of the change in his or her payroll deduction rate to zero will be ~~paid~~returned to such participant, and his or her option for the current Offering Period

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Appendix C

will be automatically terminated, and no further Contributions for the purchase of Shares shall be made during the Offering Period. Such a participant will be required to actively make a new election for the next Offering Period that he or she chooses to participate in, in accordance with the election procedures described in the Plan. A participant may not otherwise increase or decrease his or her Contribution levels during an Offering Period.

(c) Notwithstanding the foregoing, solely to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant’s payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to any amount below the elected dollar amount including a decrease to $0. Payroll deductions shall re-commence at the rate provided in such participant’s Enrollment Documents at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated as provided in Section 10.

7. Grant of Option.

~~(a)~~  On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase, on the ~~respective~~ Purchase Date for such Offering Period, a number of Shares ~~of the Company’s Common Stock~~ determined by dividing such Employee’s Contributions accumulated ~~prior to~~in respect of such ~~Purchase Date~~Offering Period and retained in the participant’s account as of the Purchase Date by the applicable Purchase Price; provided however that the maximum number of Shares an Employee may purchase during each Offering Period shall be 750 Shares (subject to any adjustment pursuant to Section 18 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12.

~~(b) The fair market value of the Company’s Common Stock on a given date (the “Fair Market Value”) shall be the closing sales price on the New York Stock Exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal. In the event the Company’s Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Compensation Committee in such manner as it deems appropriate.~~

8. Exercise of Option. Subject to Section 10, a participant’s option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and the greatest number of Shares subject to the option will, subject to the limitations set forth in Sections 3(b), 7 and 12, be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. Fractional Shares up to three decimal places shall be issued, as necessary; provided that any excess Contributions in a participant’s account that cannot purchase a fractional Share up to three decimal points may be returned to such participant. ~~The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date.~~ During his or her lifetime, a participant’s option to purchase Shares hereunder is exercisable only by him or her.

9. Holding Period and Delivery. As promptly as practicable after a Purchase Date, the number of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant’s name with the Designated Broker. Any payroll deductions accumulated in a participant’s account that are not applied toward the purchase of Shares on a Purchase Date due to limitations imposed by the Plan may be returned to the participant or applied toward the purchase of Shares on the next Purchase Date, as determined by the Company. The Compensation Committee may require that Shares be retained with the Designated Broker for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such Shares for purposes of Section 423 of the Code. Subject to the holding period described in the following sentence, a participant may, at any time, direct the Designated Broker to sell his or her Shares and deliver to the participant the proceeds therefrom, less applicable expenses. Notwithstanding any other provision of the Plan to the contrary, all Shares purchased by a participant cannot be sold or otherwise transferred by the participant to anyone else until one year after the Purchase Date.

10. Withdrawal; Termination of Employment.

(a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan as detailed in Section 6(b).

(b) Upon termination of the participant’s status as an eligible Employee and/or Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, whether voluntary or involuntary, including retirement or

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Appendix C

death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

(c) In the event an Employee fails to remain in Continuous Status as an Employee ~~of the Company~~ during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

(d) An Employee’s withdrawal from an offering (other than under Section 10(b) or 10(c)) will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan that may hereafter be adopted by the Company.

11. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

~~12. Stock.~~

~~(a)~~12. Stock. Subject to adjustment as provided in Section 18, the maximum number of Shares that shall be made available for sale under the Plan shall be ~~five million two hundred thousand(5,2000,000)~~ seven million two hundred thousand (7,200,000) Shares. If the Compensation Committee determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed (1) the number of ~~shares of Common Stock~~Shares that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (2) the number of ~~share~~Shares available for sale under the Plan on such Purchase Date, the Compensation Committee may in its sole discretion provide ~~(x) that the Company shall make a pro rata allocation of the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue the Plan as then in effect, or (y)~~ that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and (x) continue the Plan as then in effect, or (y) terminate the Plan pursuant to Section 19 below. The Company may make a pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

~~(b) The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.~~

13. Administration.

(a) The Compensation Committee shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, to correct any defect, supply any omission or reconcile any inconsistency or ambiguity in the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Compensation Committee ~~delegates~~may delegate the routine day-to-day administration of the Plan (including the selection of a Designated Broker for the Plan) to the ~~Vice President of Human Resources~~Company’s senior human resources officer, or such other officer or officers of the Company it deems appropriate. The decisions of the Committee or its delegate shall be final and binding on all persons.

(b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Compensation Committee shall be entitled to change the Offering Periods (as provided in Section 4 above), limit the frequency and/or number of changes in the amount withheld during an Offering Period (solely prior to the commencement of the affected Offering Periods), establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other procedures as the Compensation Committee determines in its sole discretion advisable that are consistent with the Plan.

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Appendix C

14. Designation of Beneficiary.

(a) A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash. ~~In addition, a participant may designate a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Purchase Date of an Offering Period.~~ If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations under this Section 14(a) shall be made in the form and manner prescribed by the Designated Broker.

(b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which required notice may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, on behalf of such estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the applicable heirs at law.

15. Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be provided to participating Employees by the Company or the Designated Broker at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Adjustment. Subject to any required action by the stockholders of the Company, the number of Shares covered by each option under the Plan that has not yet been exercised, the number of Shares that have been ~~authorized for issuance~~ made available for sale under the Plan ~~but have not yet been placed under option (collectively, the “Reserves”~~set forth in Section 12(a) above, the maximum number of Shares ~~of Common Stock~~ that may be purchased by a participant in an Offering Period, ~~the number of Shares of Common Stock set forth in Section 12(a) above,~~ and the price per Share ~~of Common Stock~~ covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from any reorganization, recapitalization, rights offering, merger, scheme of arrangement, split up, spin-off, amalgamation or combination involving the Company, stock split, reverse stock split, stock dividend or other distribution (whether in the form of cash, Shares, or other property, but excluding regular, quarterly cash dividends), repurchase or exchange of Shares or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other corporate transaction or event resulting in an increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

(b) Corporate Transactions. In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date any Offering Period then in progress will terminate.

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Appendix C

The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, subject to Section 10. For purposes of this Section 18, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 18); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

19. Amendment or Termination.

~~(a)~~  The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination of the Plan may affect options previously granted. Except as provided in Section 18 and in this Section 19, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b‑3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Term of Plan; Effective Date. The Plan originally became effective upon approval by the Company’s stockholders with the first offering period beginning October 1, 2007. The Plan was amended and restated effective May 22, 2014, amended and restated effective July 14, 2016, amended and restated effective April 28, 2020, and subsequently amended and restated effective April 28, ~~2020~~2026. ~~It~~The Plan shall continue in effect for a term of ten (10) years from April 28, ~~2020~~2026, unless sooner terminated under Section 19.

23. Additional Restrictions of Rule 16b‑3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b‑3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b‑3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

24. Not a Contract of Employment. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company or any Designated Subsidiaries and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan, or any other arrangement permitting an employee of the Company or any Designated Subsidiaries to purchase Common Stock at a discount, in the future. The rights and obligations under any participant’s terms of employment with the Company or any of the Designated

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Appendix C

Subsidiaries shall not be affected by participation in the Plan. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or any of the Designated Subsidiaries or to restrict the right of the Company or any of the Designated Subsidiaries to discharge any person at any time, nor shall the Plan be deemed to give the Company or any of the Designated Subsidiaries the right to require any person to remain in the employ of the Company or any of the Designated Subsidiaries or to restrict any person’s right to terminate his employment at any time. The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant’s employment for any reason whatsoever.

25. Rights as a Shareholder. A participant will become a shareholder with respect to the Shares ~~of Common Stock~~ that are purchased pursuant to options granted under the Plan when the Shares are deposited into an account established in the participant’s name with the Designated Broker pursuant to Section 9 above. A participant will have no rights as a shareholder with respect to Shares ~~of Common Stock~~ for which an election to participate in an Offering Period has been made until such participant becomes a shareholder as provided above.

26. Equal Rights and Privileges. All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the related Treasury regulations. Any provision of the Plan which is inconsistent with Section 423 of the Code shall without further act or amendment by the ~~Company~~ Company or the Board be reformed to comply with the requirements of Section 423. This Section shall take precedence over all other provisions of the Plan.

27. Applicable Law. The laws of the State of will govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

C-8 Williams Companies | 2026 Proxy Statement

Appendix C

APPENDIX A DESIGNATED SUBSIDIARIES

Williams WPC-I, LLC

Williams Companies | 2026 Proxy Statement C-9

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Williams Vote Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Participants in the Williams Investment Plus Plan must submit their vote by April 24, 2026 at 1:00am CDT. Online Go to www.envisionreports.com/wmb or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/wmb Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2026 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommend a vote “FOR” the election of each of the nominees listed below. + 1. Elect 11 Director Nominees for a One-Year Term. For Against Abstain For Against Abstain For Against Abstain 01 - Alan S. Armstrong 02 - Stephen W. Bergstrom 03 - Michael A. Creel 04 - Carri A. Lockhart 05 - Richard E. Muncrief 06 - Peter A. Ragauss 07 - Rose M. Robeson 08 - Scott D. Sheffield 09 - William H. Spence 10 - Jesse J. Tyson 11 - Chad J. Zamarin The Board of Directors recommends a vote “FOR” proposals 2, 3, 4 and 5. 2. Approve, on an Advisory Basis, the Compensation of our Named Executive Officers. For Against Abstain 3. Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Incentive Plan to Increase the Number of Issuable Shares from 50,000,000 to 85,000,000, Remove the Plan Expiration Date, Increase the Annual Director Equity Grant Limit, Eliminate Share Recycling for Tax Withholding, Remove Certain Change in Control Provisions, and Make Other Amendments. 4. Approve the Amendment and Restatement of The Williams Companies, Inc. 2007 Employee Stock Purchase Plan to Increase the Number of Issuable Shares from 5,200,000 to 7,200,000, Extend the Term Six Years, and Make Other Amendments. 5. Ratify the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2026. For Against Abstain 1UPX + 0490B

The 2026 Annual Meeting of Stockholders of The Williams Companies, Inc. will be held on April 28, 2026 at 2:00pm CDT, conducted online live via webcast at meetnow.global/MHFNMG4. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. You can vote by telephone or Internet 24 hours a day, 7 days a week. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/wmbIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. The Williams Companies, Inc. + Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — April 28, 2026 Chad J. Zamarin, Larry C. Larsen, and T. Lane Wilson (the “Proxies”) or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of The Williams Companies, Inc. to be held on April 28, 2026 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as indicated by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, 4 and 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. +